Vanguard Variable Annuity

Prospectus

August 31, 2005

Issued Through Peoples Benefit Life Insurance Company Separate Account IV

By Peoples Benefit Life Insurance Company

The Vanguard Variable Annuity (the “Contract”) provides a means of investing on a tax-deferred basis in Portfolios of Vanguard Variable Insurance Fund

Money Market Portfolio

Short-Term Investment-Grade Portfolio

Total Bond Market Index Portfolio

High Yield Bond Portfolio

Balanced Portfolio

Equity Income Portfolio

Diversified Value Portfolio

Total Stock Market Index Portfolio

Equity Index Portfolio

Mid-Cap Index Portfolio

Growth Portfolio

Capital Growth Portfolio

Small Company Growth Portfolio

International Portfolio

REIT Index Portfolio

The Contract is intended for retirement savings or other long-term investment purposes. You bear all investment risk (including the possible loss of principal), and investment results are not guaranteed. The Contract provides a Free Look Period of at least 10 days (20 days or more in some instances) during which the Contract may be cancelled.

Why Reading This Prospectus Is Important

This prospectus explains the Vanguard Variable Annuity. Reading the Contract prospectus will help you decide whether the Contract is the right investment for you. The Contract prospectus must be accompanied by a current prospectus for Vanguard Variable Insurance Fund, which discusses in greater depth the objective, risks, and strategies of each Portfolio of Vanguard Variable Insurance Fund. Please read them both carefully before you invest and keep them for future reference. A Statement of Additional Information for the Contract prospectus has been filed with the Securities and Exchange Commission, is incorporated by reference, and is available free by writing to Vanguard Annuity and Insurance Services, P.O. Box 1105, Valley Forge, PA 19482-1105 or by calling 1-800-522-5555 on business days between 8 a.m. and 8 p.m., Eastern time. The Table of Contents for the Statement of Additional Information is included at the end of the Contract prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The Contract is available in all states except New York.

This prospectus does not constitute an offering in any jurisdiction where it would be unlawful to make an offering like this. No one has been authorized to give any information or make any representations about this offering other than those contained in this prospectus. You should not rely on any other information or representations.

CROSS REFERENCE TO DEFINITIONS

We have generally defined the technical terms associated with the Contract where they are used in the prospectus. The following list shows where certain of the more technical and more frequently used terms are defined in the prospectus. In the text you can easily locate the defined word because it will appear in bold type or its definition will be covered in a space on the page set aside specifically for discussion of the term.

Accumulated Value	14

Accumulation Phase	9

Accumulation Unit	14

Accumulation Unit Value	14

Adjusted Partial Withdrawal	26

Annuitant	26

Annuity Payment Options	9

Beneficiary(ies)	27

Business Day	11

Contract	8

Contract Date	12

Contract Owner	28

Free Look Period	29

Income Date	9

Income Phase	9

Initial Premium Payment	11

Joint Annuitant	27

Net Premium Payment	12

Non-Qualified Contract	8

Qualified Contract	12

Portfolios	14

Premium Tax	12

Premium Payment	12

Tax Deferral	21

1

Summary

The sections in this Summary provide you with a concise discussion of the major topics covered in this prospectus. Each section of the Summary is discussed in greater detail in the main body of the prospectus at corresponding section headings. Please read the full prospectus carefully.

THE ANNUITY CONTRACT

The Vanguard Variable Annuity is a flexible-premium variable annuity offered by Peoples Benefit Life Insurance Company (the “Company”). The Contract provides a means of investing on a tax-deferred basis in various Subaccounts that invest in the portfolios of Vanguard Variable Insurance Fund (the “Portfolios”).

Who Should Invest

The Contract is intended for long-term investors who want tax-deferred accumulations of funds, generally for retirement but also for other long-term purposes.

The Contract provides benefits in two distinct phases: accumulation and income.

The Accumulation Phase

During the Accumulation Phase, you choose to allocate your investment in the Contract among the various Subaccounts that invest in the Vanguard Portfolios available under the Contract. You can contribute additional dollars to the Contract and you can take withdrawals from the Contract during the Accumulation Phase. The value of your investment depends on the investment performance of the Subaccounts you choose. Your earnings are generally not taxed during this phase unless you withdraw them.

The Income Phase

During the Income Phase, you can receive regular annuity payments on a fixed or variable basis and for various periods of time depending on your need for income and the choices available under the Contract. See Annuity Payments, page 9, for more information about Annuity Payment Options.

Vanguard Variable Insurance Fund

The Subaccounts available for investment under the Contract invest in Portfolios of Vanguard Variable Insurance Fund (the “Fund”), an open-end investment company. The Fund is a member of The Vanguard Group Inc. (“Vanguard”), a family of 36 investment companies with more than 130 distinct investment portfolios holding assets in excess of $810 billion.

ANNUITY PAYMENTS

During the Income Phase, you receive regular annuity payments under a wide range of Annuity Payment Options. The Contract allows you to receive an income guaranteed for as long as you live or until the second of two people dies. You may also choose to receive a guaranteed number of payments over a number of years. Most Annuity Payment Options are available on either a variable basis (where the amount of the payment rises or falls depending on the investment performance of the Subaccount you have chosen) or a fixed basis (where the payment amount is guaranteed).

PURCHASE

You can buy the Contract with a minimum investment of $5,000 under most circumstances. You can add $250 or more at any time during the Accumulation Phase. The total of all your Premium Payments in the Contract may not exceed $5,000,000 without prior approval from the Company.

INVESTMENT OPTIONS

When you purchase the Contract, your Premium Payments are deposited into the Peoples Benefit Life Insurance Company Separate Account IV (the “Separate Account”). The Separate Account contains a number of subaccounts that invest exclusively in shares of the Portfolios of the Vanguard Variable Insurance Fund (the “Subaccounts”). The investment performance of each Subaccount is linked directly to the investment performance of one of the Portfolios. Assets in the Separate Account belong to the Company, but are accounted for separately from the Company’s other assets and can be used only to satisfy its obligations to the Contract Owners.

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You can allocate your Premium Payments to one or more Subaccounts that invest exclusively in shares of the following Portfolios described in the Fund prospectus:

Managed by Vanguard’s Fixed Income Group

Money Market Portfolio

Short-Term Investment-Grade Portfolio

Total Bond Market Index Portfolio

Managed by Vanguard’s Quantitative Equity Group

Equity Index Portfolio

Mid-Cap Index Portfolio

REIT Index Portfolio

Managed by Wellington Management Company, LLP

High Yield Bond Portfolio

Balanced Portfolio

Managed by Wellington Company, LLP and Vanguard’s Quantitative Equity Group

Equity Income Portfolio

Managed by Barrow, Hanley, Mewhinney & Strauss, Inc.

Diversified Value Portfolio

Managed by Alliance Capital Management L.P. and William Blair & Company, L.L.C.

Growth Portfolio

Managed by PRIMECAP Management Company

Capital Growth Portfolio

Managed by Granahan Investment Management, Inc. and Grantham, Mayo, Van Otterloo & Co. LLC

Small Company Growth Portfolio

Managed by Schroder Investment Management North America Inc. and Baillie Gifford Overseas Ltd

International Portfolio

The Total Stock Market Index Portfolio receives advisory services indirectly by investing in another Vanguard fund and the

Equity Index Portfolio.

Each Portfolio’s board of trustees may, without prior approval from Contract Owners, change the terms of an advisory agreement or hire a new investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in a Portfolio’s advisory arrangements will be communicated to Contract Owners in writing. In addition, as each Portfolio’s sponsor and overall manager, Vanguard may provide investment advisory services to a Portfolio, on an at-cost basis, at any time. Vanguard may also recommend to each Portfolio’s board of trustees that an advisor be hired, terminated or replaced, or that the terms of an existing investment advisor agreement be revised.

We have developed this variable annuity product in cooperation with Vanguard and its affiliates, and have included Vanguard’s selection of diverse Portfolios.

You are responsible for choosing the Portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the Portfolios that is available to you, including each Portfolio’s prospectus, statement of additional information and annual and semi/annual reports. Other sources such as www.vanguard.com or newspapers and financial and other magazines provide more current information. After you select the Portfolios for your initial premium allocation, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

We do not recommend or endorse any particular Portfolio and we do not provide investment advice.

You can make or lose money in any of the Subaccounts that invest in these Portfolios depending on their investment performance.

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EXPENSES

There are no sales charges or sales loads associated with the Contract.

The Company will deduct a daily charge corresponding to an annual charge of 0.10% of the net asset value of the Separate Account as an Administrative Expense Charge and a daily charge corresponding to an annual charge of 0.20% for the mortality and expense risks assumed by the Company. Depending on the death benefit you select there may be an additional quarterly mortality and expense risk charge corresponding to an additional annual charge of 0.05%, or 0.12%. For Contracts valued at less than $25,000, there is also a $25 Annual Contract Maintenance Fee.

You will also pay Fund Operating Expenses, which currently range from 0.14% to 0.46% annually of the average daily value of the Portfolios.

TAXES

In general, you are not taxed on earnings on your investment in the Contract until you withdraw them or receive Annuity Payments. Earnings are taxed as ordinary income. During the Accumulation Phase, for tax purposes withdrawals are taken from earnings first, then from your investment in the Contract. If you receive money from the Contract before age 59 1/2, you may have to pay a 10% federal penalty tax on the earnings portion received. During the Income Phase, payments come partially from earnings, partially from your investment. You are taxed only on the earnings portion of each Annuity Payment.

ACCESS TO YOUR MONEY

You can take money out of your Contract at any time during the Accumulation Phase after the Free Look Period without incurring a withdrawal charge. Each withdrawal you make must be at least $250. You may have to pay income tax and a tax penalty on any money you take out.

PERFORMANCE

The investment performance of the Subaccounts you choose directly affects the value of your Contract. You bear all investment risk (including the possible loss of principal), and investment results are not guaranteed.

From time to time, the Company may advertise the investment performance of the Subaccounts. In doing so, it will use standardized methods prescribed by the Securities and Exchange Commission (“SEC”), as well as certain non-standardized methods.

Past performance does not indicate or predict future performance.

DEATH BENEFIT

If the Annuitant dies during the Accumulation Phase, the Beneficiary will receive the Death Benefit. The Death Benefit is the then-current Accumulated Value of the Contract on the date the Company receives Due Proof of Death and all Company forms, fully completed. However, for an additional charge, there are two optional Death Benefit Riders available that you can select at the time of purchase (see Death Benefit, page 25). The Death Benefit will be calculated on the date the Company receives Due Proof of Death and all Company forms, fully completed. The Contract is a variable annuity and if applicable, the Death Benefit is subject to market risk until all Beneficiaries have made claim. The Beneficiary may elect to receive these amounts as a lump sum or as Annuity Payments.

Federal tax law requires that if a Contract Owner is a natural person and dies before the Income Date, then the entire value of the Contract must be distributed within five years of the date of death of the Contract Owner. Special rules may apply to a surviving spouse. If the Contract Owner is not a natural person, the death of the primary Annuitant triggers the same distribution requirement.

OTHER INFORMATION

Free Look Period

The Contract provides for a Free Look Period of at least 10 days after the Contract Owner receives the Contract (20 or more days in some instances as specified in your Contract) plus 5 days for mailing.

PEOPLES BENEFIT LIFE INSURANCE COMPANY

Peoples Benefit Life Insurance Company is a life insurance company incorporated under Iowa law. It is principally engaged in offering life insurance and annuity contracts.

Peoples Benefit Life Insurance Company Separate Account IV

The Separate Account IV (the “Separate Account”) is a unit investment trust registered with the SEC and operating under Iowa law. The Separate Account has various Subaccounts, each of which invests solely in a corresponding Portfolio of the Fund.

Other topics

Additional information on the topics summarized above and on other topics not summarized here can be found at Other Information, page 27.

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INQUIRIES AND CONTRACT AND POLICYHOLDER INFORMATION

For more information about the Vanguard Variable Annuity, call 1-800-522-5555 or write:

Regular Mail:	Overnight or Certified Mail:

Vanguard Annuity and Insurance Services	Vanguard Annuity and Insurance Services
P.O. Box 1105	455 Devon Park Drive
Valley Forge, PA 19482-1105	Wayne, PA 19087

If you have questions about your Contract, please telephone Vanguard Annuity and Insurance Services at 1-800-462-2391. Please have ready the Contract number and the Contract Owner’s name, address, and Social Security number when you call. As Contract Owner, you will receive periodic statements confirming any transactions that take place as well as quarterly statements and an annual report.

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Fee Table

The following Fee Table illustrates all expenses that you would incur as a Contract Owner. The purpose of this Fee Table is to assist you in understanding the various costs and expenses that you would pay directly or indirectly as a purchaser of the Contract. The first table describes the fees and expenses that you will pay at the time you purchase the Contract, surrender the Contract, or transfer cash value between investment options. State premium taxes may also be deducted. For a complete discussion of Contract cost and expenses, see Expenses, page 19.

Owner Transaction Expenses	Separate Account
Sales Load Imposed on Purchases	None
Surrender Fees	None
Exchange Fees	None
Annual Contract Maintenance Fee*	$25

*	Applies to Contracts valued at less than $25,000 at the time of initial purchase and each year thereafter if the Accumulated Value remains below $25,000.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including the investment portfolios’ fees and expenses.

ANNUAL SEPARATE ACCOUNT EXPENSES** (as a percentage of average account value)	Separate Account
Accumulated Value Death Benefit Option
Mortality and Expense Risk Charge:	0.20%
Administrative Expense Charge:	0.10

Total Annual Separate Account Expenses	0.30%

Return of Premium Death Benefit Option
Mortality and Expense Risk Charge:	0.25%
Administrative Expense Charge:	0.10

Total Annual Separate Account Expenses	0.35%

Annual Step-Up Death Benefit Option
Mortality and Expense Risk Charge:	0.32%
Administrative Expense Charge:	0.10

Total Annual Separate Account Expenses	0.42%

**	See Expenses, page 19 for more information.

The next item shows the minimum and maximum total operating expenses charged by the investment Portfolios that you may pay periodically during the time that you own the Contract. More detail concerning each investment Portfolio’s fees and expenses is contained in the prospectus for the Fund.

TOTAL FUND OPERATING EXPENSES

	Minimum	Maximum
Expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.14%	0.46%

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ANNUAL FUND OPERATING EXPENSES during the fiscal year ended December 31, 2004

	Money Market Portfolio	Short- Term Investment- Grade Portfolio	Total Bond Market Index Portfolio	High Yield Bond Portfolio	Balanced Portfolio	Equity Income Portfolio	Diversified Value Portfolio	Total Stock Market Index Portfolio*
Management & Administrative Expenses	0.11%	0.11%	0.13%	0.15%	0.15%	0.12%	0.25%	0.00%
Investment Advisory Fees	0.01	0.01	0.01	0.06	0.09	0.13	0.15	0.00
12b-1 Distribution Fees	None	None	None	None	None	None	None	None
Other Expenses
Distribution Costs	0.02	0.02	0.02	0.02	0.01	0.00	0.01	0.00
Miscellaneous Expenses	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.00

Total Other Expenses	0.03	0.03	0.03	0.03	0.02	0.01	0.02	0.00

Total Fund Operating Expenses	0.15%	0.15%	0.17%	0.24%	0.26%	0.26%	0.42%	0.00%

ANNUAL FUND OPERATING EXPENSES during the fiscal year ended December 31, 2004

	Equity Index Portfolio	Mid-Cap Index Portfolio	Growth Portfolio	Capital Growth Portfolio	Small Company Growth Portfolio	International Portfolio	REIT Index Portfolio
Management & Administrative Expenses	0.11%	0.19%	0.23%	0.24%	0.23%	0.22%	0.25%
Investment Advisory Fees	0.01	0.02	0.12	0.15	0.21	0.11	0.02
12b-1 Distribution Fees	None	None	None	None	None	None	None
Other Expenses
Distribution Costs	0.01	0.01	0.00	0.01	0.01	0.01	0.02
Miscellaneous Expenses	0.01	0.02	0.01	0.02	0.01	0.07	0.02

Total Other Expenses	0.02	0.03	0.01	0.03	0.02	0.08	0.04

Total Fund Operating Expenses	0.14%	0.24%	0.36%	0.42%	0.46%	0.41%	0.31%

*	Although the Portfolio is not expected to incur any net expenses directly, the Portfolio’s shareholders indirectly bear the expenses of the underlying Vanguard Funds in which the Portfolio invests. The Portfolio’s annualized indirect expense ratio based on its underlying funds was 0.18% for the fiscal year ended December 31, 2004.

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Example

The following example illustrates the maximum expenses that you would incur on a $10,000 premium payment over various periods, assuming (1) a 5% annual rate of return and (2) full surrender at the end of each period. The Contract imposes no surrender fees of any kind. Your expenses are identical whether you continue the Contract or withdraw the entire value of your Contract at the end of the applicable period as a lump sum or under one of the Contract’s Annuity Payment Options. The expenses reflect different mortality and expense risk fees depending on which death benefit you select.

	1 Year	3 Years	5 Years	10 Years
Accumulated Value Death Benefit Option (0.30%)	$78	$243	$423	$943
Return of Premium Death Benefit Option (0.35%)	83	259	450	1,002
Annual Step-Up Death Benefit Option (0.42%)	90	281	488	1,085

You should not consider this example to be a representation of past or future expenses or performance. Actual expenses may be higher or lower than those shown, subject to the guarantees or limitations in the Contract.

For information concerning compensation paid for the sale of the Contracts, see “Distributor of the Contracts.”

CONDENSED FINANCIAL INFORMATION

Please note that the Appendix contains a history of accumulation unit values in a table labeled “Condensed Financial Information.”

Automated Quotes

The Vanguard Tele-Account Service provides access to Accumulation Unit Values (to six decimal places) and total returns for all Portfolios, and yield information for the Money Market, Total Bond Market Index, High Yield Bond, and Short-Term Investment-Grade Portfolios of the Fund. Contract Owners may use this service for 24-hour access to Portfolio information. To access the service you may call Tele-Account at 1-800-662-6273 (ON-BOARD) and follow the step-by-step instructions, or speak with a Vanguard Annuity and Insurance Services associate at 1-800-522-5555 to request a brochure that explains how to use the service.

Vanguard’s website also has Accumulation Unit Values (to six decimal places) for all Subaccounts. This service can be accessed from www.vanguard.com.

Accessing Your Contract on the Web

You may access information and manage your annuity on www.vanguard.com. This convenient service, available 24-hours a day, allows you to check your annuity balances, your Portfolio holdings, and make exchanges between Portfolios at any time. (Note: exchange requests received prior to the close of regular trading on the New York Stock Exchange—generally 4 p.m., Eastern time—will be processed after the close on that same day. Requests received after the close of regular trading will be processed the next Business Day).

In order to access your annuity on the web, you must be a registered user of Vanguard.com. You can simply log on to Vanguard.com to register, or speak with a Vanguard Annuity and Insurance Services associate at 1-800-522-5555 for assistance.

The Annuity Contract

The Vanguard Variable Annuity is a flexible-premium variable annuity offered by Peoples Benefit Life Insurance Company (the “Company”). The Contract provides a means of investing on a tax-deferred basis in Subacounts that invest in various portfolios (the “Portfolios”) offered by Vanguard Variable Insurance Fund. You may purchase a Contract using after-tax dollars (a Non-Qualified Contract), or you may purchase a Qualified Contract by “rolling over” funds from another individual retirement annuity or from a qualified plan.

Who Should Invest

The Contract is intended for long-term investors who want tax-deferred accumulation of funds, generally for retirement but also for other long-term investment purposes. The tax-deferred feature of the Contract is most attractive to investors in high federal and state marginal tax brackets who have exhausted other avenues of tax deferral, such as pre-tax contributions to employer-sponsored retirement or savings plans. The tax-deferred feature of the Contract is unnecessary when the Contract is purchased to fund a qualified plan.

About the Contract

The Vanguard Variable Annuity is a contract between you, the Contract Owner, and the Company, the issuer of the Contract.

The Contract provides benefits in two distinct phases: accumulation and income.

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Accumulation Phase

The Accumulation Phase starts when you purchase your Contract and ends immediately before the Income Date, when the Income Phase starts. During the Accumulation Phase, you choose to allocate your investment in the Contract among the various available Subaccounts. The Contract is a variable annuity because the value of your investment in the Subaccounts can go up or down depending on the investment performance of the Subaccounts you choose. The Contract is a flexible-premium annuity because you can make additional investments of at least $250 until the Income Phase begins. During this phase, you are generally not taxed on earnings from amounts invested unless you withdraw them.

Other benefits available during the Accumulation Phase include the ability to:

•	Make transfers among your Subaccount choices (“exchanges”) at no charge and without current tax consequences. (See Exchanges Among the Subaccounts, page 15.)

•	Withdraw all or part of your money with no surrender penalty charged by the Company, although you may incur income taxes and a 10% penalty tax prior to age 59 1/2. (See Full and Partial Withdrawals, page 23.)

Income Phase

During the Income Phase, you receive regular annuity payments. The amount of these payments is based in part on the amount of money accumulated under your Contract (its Accumulated Value) and the Annuity Payment Option you select. The Annuity Payment Options are explained at Annuity Payments, below.

At your election, payments can be either variable or fixed. If variable, the payments rise or fall depending on the investment performance of the Subaccounts you choose. If fixed, the payment amounts are guaranteed.

Annuity payments are available in a wide variety of options, including payments over a specified period or for life (for either a single life or joint lives), with or without a guaranteed number of payments.

The Separate Account

When you purchase a Contract, your money is deposited into the Company’s Separate Account IV (the “Separate Account”). The Separate Account contains a number of Subaccounts that invest exclusively in shares of the corresponding Portfolios. The investment performance of each Subaccount is linked directly to the investment performance of one of the Portfolios. Assets in the Separate Account belong to the Company but are accounted for separately from the Company’s other assets and can be used only to satisfy its obligations to Contract Owners.

Vanguard Variable Insurance Fund

The Subaccounts available for investment under the Contract invest in the Portfolios of Vanguard Variable Insurance Fund, an open-end investment company intended exclusively as an investment vehicle for variable annuity and variable life insurance contracts offered by insurance companies. The Fund is a member of Vanguard, a family of 36 investment companies with more than 130 distinct investment portfolios holding assets in excess of $810 billion. Through their jointly owned subsidiary, Vanguard, Vanguard Variable Insurance Fund and the other funds in the group obtain at cost virtually all of their corporate management, administrative, shareholder accounting, and distribution services.

Annuity Payments

During the Income Phase, you receive regular annuity payments under a wide range of Annuity Payment Options.

Starting the Income Phase

As Contract Owner, you exercise control over when the Income Phase begins. The Income Date is the date on which annuity payments begin and is always the first day of the month you specify. You may also change the Income Date at any time in writing, as long as the Annuitant or Joint Annuitant is living and the Company receives the request at least 30 days before the then-scheduled Income Date. Any Income Date you request must be at least 30 days from the day the Company receives written notice. The latest possible Income Date the Company will accept without prior approval is the first day of the month after the Annuitant’s 95th birthday.

The Income Date for Qualified Contracts may also be controlled by endorsements, the plan, or applicable law.

Annuity Payment Options

The income you take from the Contract during the Income Phase can take several different forms, depending on your particular needs. Except for the Period Certain Annuity Option listed below, the Annuity Payment Options listed below are available on either a variable basis or a fixed basis. Other Annuity Payment Options may be available.

If available on a variable basis, the Annuity Payment Options provide payments that, after the initial payment, will go up or down depending on the investment performance of the Subaccounts you choose.

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If available on a fixed basis, the Annuity Payment Options provide payments in an amount that does not change. If you choose a fixed Annuity Payment Option, the Company will move your investment out of the Subaccounts and into the general account of the Company.

•	Life Annuity—Monthly Annuity Payments are paid for the life of an Annuitant, ending with the last payment before the Annuitant dies.

•	Joint and Last Survivor Annuity—Monthly Annuity Payments are paid for as long as at least one of two named Annuitants is living, ending with the last payment before the surviving Annuitant dies. This option is also available as a 50% or 75% Last Survivor Annuity.

•	Life Annuity With Period Certain—Monthly Annuity Payments are paid for as long as the Annuitant lives, with payments guaranteed to be made for a period of between 10 and 30 years, as elected. If the Annuitant dies before the period certain ends, the Company will make any remaining payments to the Beneficiary.

•	Period Certain Annuity—Available only on a fixed basis. Monthly Annuity Payments are paid for a specified period, which may be from 10 to 30 years. For Qualified contracts, the specified period may not extend beyond the life expectancy of the annuitant or joint annuitant. If the Annuitant dies before the Period Certain ends, the Company will make any remaining payments to the Beneficiary.

Calculating Annuity Payments

Fixed Annuity Payments. Each fixed Annuity Payment is guaranteed to be at least the amount shown in the Contract’s Annuity Tables corresponding to the Annuity Payment Option selected.

Variable Annuity Payments. To calculate variable Annuity Payments, the Company determines the amount of the first variable Annuity Payment. The first variable Annuity Payment will equal the amount shown in the applicable Annuity Table in the Contract. This amount depends on the Accumulated Value of your Contract on the Income Date, the sex and age of the Annuitant (and Joint Annuitant where there is one), the Annuity Payment Option selected, and any applicable Premium Taxes. Subsequent variable Annuity Payments depend on the investment experience of the Subaccounts chosen. If the actual net investment experience of the Subaccounts chosen exactly equals the Assumed Interest Rate (AIR) of 4%, then the variable Annuity Payments will not change in amount. If the actual net investment experience of the Subaccounts chosen is greater than the AIR of 4%, then the variable Annuity Payments will increase. On the other hand, they will decrease if the actual experience is lower. The Statement of Additional Information contains a more detailed description of the method of calculating variable Annuity Payments.

Impact of Annuitant’s Age on Annuity Payments. For either fixed or variable Annuity Payments involving life income, the actual ages of the Annuitant and Joint Annuitant will affect the amount of each payment. Since payments based on the lives of older Annuitants and Joint Annuitants are expected to be fewer in number, the amount of each Annuity Payment will be greater.

Impact of Annuitant’s Sex on Annuity Payments. For either fixed or variable Annuity Payments involving life income, the sex of the Annuitant and Joint Annuitant will affect the amount of each payment. Since payments based on the lives of male Annuitants and Joint Annuitants are expected to be fewer in number, in most states the amount of each Annuity Payment will be greater than for female Annuitants and Joint Annuitants.

Impact of Length of Payment Periods on Annuity Payments. The value of all payments, both fixed and variable, will be greater for shorter guaranteed periods than for longer guaranteed periods, and greater for single-life annuities than for joint and survivor annuities, because they are expected to be made for a shorter period.

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A FEW THINGS TO KEEP IN MIND REGARDING

Annuity Payments

•	If an Annuity Payment Option is not selected, the Company will assume that you chose the Life Annuity With Period Certain option (with 10 years of payments guaranteed) on a variable basis.

•	The minimum payment is $100 ($20 for Contracts issued to South Carolina, Texas, and Massachusetts residents). If on the Income Date your Accumulated Value is below $5,000 (or $2,000 for Contracts issued to South Carolina, Texas, and Massachusetts residents), the Company reserves the right to pay that amount to you in a lump sum.

•	From time to time, the Company may require proof that the Annuitant, Joint Annuitant, or Contract Owner is living.

•	If someone has assigned ownership of a Contract to you, or if a non-natural person (e.g., a corporation) owns a Contract, you may not start the Income Phase of the Contract without the Company’s consent.

•	At the time the Company calculates your fixed Annuity Payments, the Company may offer more favorable rates than those guaranteed in the Annuity Tables found in the Contract.

•	Once Annuity Payments begin, you may not select a different Annuity Payment Option. Nor may you cancel an Annuity Payment Option after Annuity Payments have begun.

•	If you have selected a variable Annuity Payment Option, you may change the Subaccounts funding the variable Annuity Payments by written request or by calling Vanguard Annuity and Insurance Services at 1-800-462-2391. However, because excessive exchanges can potentially disrupt the management of the Portfolios and increase transaction costs, exchange activity is limited to two substantive “round trips” through the Portfolios (except the Money Market Portfolio) during any 12-month period. A “round trip” is a redemption from a Portfolio followed by a purchase back into the same Portfolio within 30 days. Also, “round trip” covers transactions accomplished by any combination of methods, including transactions conducted by check, wire, or exchange to or from another Vanguard fund. “Substantive” means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect the management of the Fund.

•	You may select an Annuity Payment Option and allocate a portion of the value of your Contract to a fixed version of that Annuity Payment Option and a portion to a variable version of that Annuity Payment Option (assuming the Annuity Payment Option is available on both a fixed and variable basis). You may not select more than one Annuity Payment Option.

•	If you choose an Annuity Payment Option and the postal or other delivery service is unable to deliver checks to the Payee’s address of record, no interest will accrue on amounts represented by uncashed Annuity Payment checks. It is the Payee’s responsibility to keep the Company informed of the Payee’s most current address of record.

Purchase

Client Information Form and Issuance of Contracts

Contract Issuance. To invest in the Vanguard Variable Annuity, you should send a completed Client Information Form and your Initial Premium Payment to Vanguard Annuity and Insurance Services. Depending on the Death Benefit option selected, there may be limitations on the age of the Annuitant (See Death Benefit, page 25).

If the Client Information Form is received in good order, the Company will issue the Contract and will credit the Initial Premium Payment within two Business Days after receipt. A Business Day is any day that the New York Stock Exchange is open for trading.

If the Company cannot credit the Initial Premium Payment because the Client Information Form is incomplete, the Company will contact the applicant in writing, explain the reason for the delay, and refund the Initial Premium Payment within five Business Days unless the client consents to the Company’s retaining the Initial Premium Payment and crediting it as soon as the necessary requirements are fulfilled.

In order to prevent lengthy processing delays caused by the clearing of foreign checks, the Company will accept only those foreign checks that are drawn in U.S. dollars and are issued by a foreign bank with a U.S. correspondent bank.

You may purchase a Qualified Contract only in connection with a “rollover” of funds from another qualified plan or individual retirement annuity. Qualified Contracts contain certain other restrictive provisions limiting the timing of payments to and distributions from the Qualified Contract. No additional Premium Payments to your Qualified Contract will be accepted, unless the additional premium payment is funded by another qualified plan. (See QUALIFIED INDIVIDUAL RETIREMENT ANNUITIES, page 23.)

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DEFINITION

Qualified Contract

When the term “Qualified Contract” is used in this prospectus we mean a Contract that qualifies as an individual retirement annuity under Section 408(b) of the Internal Revenue Code. There are other types of qualified annuity contracts defined under different Internal Revenue Code sections, but we are not referring to those in this prospectus.

Premium Payments

A Premium Payment is any amount you use to buy or add to the Contract. A Premium Payment may be reduced by any applicable Premium Tax or an initial Annual Contract Maintenance Fee. In that case, the resulting amount is called a Net Premium Payment.

A FEW THINGS TO KEEP IN MIND REGARDING

Premium Payments

•	The minimum Initial Premium Payment for a Contract is $5,000.

•	The Company will not accept third-party checks, Travelers checks, or money orders for Premium Payments.

•	You may make additional Premium Payments at any time during the Accumulation Phase and while the Annuitant or Joint •Annuitant, if applicable, is living. Additional Premium Payments must be at least $250.

•	Additional Premium Payments received before the close of the New York Stock Exchange (usually 4 p.m., Eastern time) are credited to the Contract’s Accumulated Value as of the close of business that same day.

•	The minimum amount that you can allocate to any one Subaccount is $1,000.

•	The total of all Premium Payments may not exceed $5,000,000 without prior approval from the Company.

•	The Company reserves the right to reject any application or Premium Payment.

The date on which the Initial Premium Payment is credited and the Contract is issued is called the Contract Date.

DEFINITION

Premium Tax

A Premium Tax is a regulatory tax some states assess on the Premium Payments made into a Contract. If the Company should have to pay any Premium Tax, it will be deducted from each Premium Payment or from the Accumulated Value as the Company incurs the tax.

As of the date of this Prospectus, the following state assesses a Premium Tax on all Initial and subsequent Premium Payments:

	Qualified	Non-Qualified
Maine	0.00%	2.00%
South Dakota	0.00	1.25
Wyoming	0.00	1.00

As of the date of this Prospectus, the following states assess a Premium Tax against the Accumulated Value if the Contract Owner chooses an Annuity Payment Option instead of receiving a lump sum distribution:

	Qualified	Non-Qualified
California	0.50%	2.35%
Nevada	0.00	3.50
West Virginia	1.00	1.00

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Purchasing by Wire

Money should be wired to:	WACHOVIA ABA 031201467 DEPOSIT ACCOUNT NUMBER 2014126521732 PEOPLES BENEFIT LIFE INSURANCE COMPANY and THE VANGUARD GROUP, INC. [YOUR CONTRACT NUMBER] [YOUR NAME]

Please call 1-800-462-2391 before wiring.

Please be sure your bank includes your Contract number to assure proper credit to your Contract.

If you would like to wire your Initial Premium Payment, you should complete the Vanguard Variable Annuity Client Information Form and mail it to Vanguard Annuity and Insurance Services, P.O. Box 1105, Valley Forge, PA 19482-1105, prior to completing wire arrangements.

The Company will accept Federal Funds wire purchase orders only when the New York Stock Exchange and banks are open for business.

Annuity ExpressTM

The Annuity Express service allows you to make additional Premium Payments by transferring funds automatically from your checking or statement savings account (not passbook savings account) to one or more Subaccounts on a monthly, quarterly, semi-annual, or annual basis. You may add to existing Subaccounts provided you have a minimum balance of $1,000. The minimum automatic purchase is $50; the maximum is $100,000.

Section 1035 Exchanges

Under Section 1035 of the Internal Revenue Code, you may exchange the assets of an existing non-qualified annuity contract or life insurance or endowment policy to the Vanguard Variable Annuity without any current tax consequences. To make a “1035 Exchange,” complete a 1035 Exchange form and mail it along with your signed and completed Client Information Form and your current contract, to Vanguard Annuity and Insurance Services.

To accommodate owners of Vanguard Variable Annuities, under certain conditions the Company will allow for the consolidation of two or more Vanguard Variable Annuities into one new Contract. In order to provide Contract Owners with consolidated account reporting, the Company will accept these exchanges on a case-by-case basis. If applicable, you will be responsible for only one Annual Contract Maintenance Fee. Under no circumstances will the Company allow the exchange of an existing Vanguard Variable Annuity for an identical new Vanguard Variable Annuity.

Because special rules and procedures apply to 1035 Exchanges, particularly if the Contract being exchanged was issued prior to August 14, 1982, you should consult a tax adviser before making a 1035 Exchange.

Please note that any outstanding loans you may have on a contract you wish to exchange may create a current tax consequence. For this reason we encourage you to settle any outstanding loans with your current insurance company before initiating a 1035 Exchange into a Vanguard Variable Annuity.

Allocation of Premium Payments

You specify on the Client Information Form what portion of your Premium Payments you want to be allocated among which Subaccounts. You may allocate your Premium Payments to one or more Subaccounts. All allocations you make must be in whole-number percentages and a minimum of $1,000. Your Initial Net Premium Payment will be immediately allocated among the Subaccounts in the percentages you specified on your Client Information Form without waiting for the Free Look Period to pass.

Should your investment goals change, you may change the allocation percentages for additional Net Premium Payments by sending written notice to Vanguard Annuity and Insurance Services. The change will take effect on the date the Company receives your written notice. You may establish the telephone exchange privilege by completing the appropriate section of the Client Information Form, or by sending a letter authorizing the Company to take allocation instructions by telephone. See Telephone and Online Exchanges, page 19.

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WHAT’S MY CONTRACT WORTH TODAY ?

Accumulated Value

The Accumulated Value of your Contract is the value of all amounts accumulated under the Contract during the Accumulation Phase (similar to the current market value of a mutual fund account). When the Contract is opened, the Accumulated Value is equal to your initial Net Premium Payment. On any Business Day thereafter, the Accumulated Value equals the Accumulated Value from the previous Business Day;

plus:

•	Any additional Net Premium Payments credited

•	Any increase in the Accumulated Value due to investment results of the Subaccount(s) you selected minus:

•	Any decrease in the Accumulated Value due to investment results of the Subaccount(s) you selected

•	The daily Mortality and Expense Risk Charge

•	The daily Administrative Expense Charge

•	The Annual Contract Maintenance Fee, if applicable

•	Any optional death benefit charge, if applicable

•	Any withdrawals

•	Any Premium Taxes that occur during the Valuation Period.

The Valuation Period is any period between two successive Business Days beginning at the close of business of the first Business Day and ending at the close of business of the next Business Day. You should expect the Accumulated Value of your Contract to change from Valuation Period to Valuation Period, reflecting the investment experience of the Subaccounts you have selected as well as the daily deduction of charges.

An Accumulation Unit is a measure of your ownership interest in the Contract during the Accumulation Phase. When you allocate your Net Premium Payments to a selected Subaccount, the Company will credit a certain number of Accumulation Units to your Contract. The Company determines the number of Accumulation Units it credits by dividing the dollar amount you have allocated to a Subaccount by the Accumulation Unit Value for that Subaccount as of the end of the Valuation Period in which the payment is received. Each Subaccount has its own Accumulation Unit Value (similar to the share price (net asset value) of a mutual fund). The Accumulation Unit Value varies each Valuation Period with the net rate of return of the Subaccount. The net rate of return reflects the performance of the Subaccount for the Valuation Period and is net of asset charges to the Subaccount. Per Subaccount, the Accumulated Value equals the number of Accumulation Units multiplied by the Accumulation Unit Value for that Subaccount.

All dividends and capital gains earned will be reinvested and reflected in the Accumulation Unit Value, keeping the earnings tax-deferred.

Investment Options

Vanguard Variable Insurance Fund

The Vanguard Variable Annuity offers you a means of investing in various Subaccounts that invest in the Portfolios of Vanguard Variable Insurance Fund. A brief description of each Portfolio is given below. For more detailed information regarding the Portfolios, you should read the prospectus for Vanguard Variable Insurance Fund that accompanies the Contract prospectus.

The general public may invest in the Portfolios of Vanguard Variable Insurance Fund only through certain insurance contracts. The investment objectives and policies of the Portfolios may be similar to those of publicly available Vanguard funds. You should not expect that the investment results of any publicly available Vanguard funds will be comparable to those of the Portfolios.

•	The Money Market Portfolio seeks to provide current income while maintaining liquidity and a stable share price of $1. The Portfolio invests in high-quality, short-term money market instruments, including certificates of deposit, banker’s acceptances, commercial paper, and other money market securities. The Portfolio invests more than 25% of its assets in securities issued by companies in the financial services industry. The Portfolio will maintain a dollar-weighted average maturity of 90 days or less.

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•	The Short-Term Investment-Grade Portfolio seeks to provide current income while maintaining limited price volatility. The Portfolio invests in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities, at least 80% of which will be short- and intermediate-term investment-grade fixed income securities. The Portfolio is expected to maintain a dollar-weighted average maturity of 1 to 3 years.

•	The Total Bond Market Index Portfolio seeks to track the performance of a broad, market-weighted bond index. The Portfolio employs a “passive management”—or indexing—strategy designed to track the performance of the Lehman Brothers Aggregate Bond Index. This Index measures a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States—including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities, all with maturities of more than 1 year. The Portfolio invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximate the full Index in terms of key risk factors and other characteristics. All of the Portfolio’s investments will be selected through the sampling process, and at least 80% of the Portfolio’s assets will be invested in bonds held in the Index. The Portfolio may use up to 10% of its assets to overweight nongovernment bonds (and correspondingly underweight government bonds) relative to the Index, but the overall credit quality of the Portfolio’s nongovernment holdings will meet or exceed the overall credit quality of the Index’s nongovernment holdings. The Portfolio maintains a dollar-weighted average maturity consistent with that of the Index, which currently ranges between 5 and 10 years.

•	The High Yield Bond Portfolio seeks to provide a high level of current income. The Portfolio invests mainly in a diversified group of high-yielding, high-risk corporate bonds—commonly known as “junk bonds”—with medium- and lower-range credit-quality ratings. The Portfolio invests at least 80% of its assets in corporate bonds that are rated below Baa by Moody’s Investors Service, Inc., or below BBB by Standard & Poor’s. The Portfolio may not invest more than 20% of its assets in any of the following, taken as a whole: bonds with credit ratings lower than B or that are unrated, convertible securities, and preferred stocks.

•	The Balanced Portfolio seeks to provide long-term capital appreciation and reasonable current income. The Portfolio invests 60% to 70% of its assets in dividend-paying and, to a lesser extent, non-dividend-paying common stocks of established, medium-size and large companies. In choosing these companies, the advisor seeks those that appear to be undervalued but to have prospects for improvement. These stocks are commonly referred to as value stocks. The remaining 30% to 40% of Portfolio assets are invested mainly in investment-grade corporate bonds, with some exposure to U.S. Treasury and government agency bonds, as well as mortgage-backed securities.

•	The Equity Income Portfolio seeks to provide an above-average level of current income and reasonable long-term capital appreciation. The Portfolio invests mainly in common stocks of established, medium-size and large companies that pay above-average levels of dividend income and have the potential for long-term capital appreciation. In addition, the advisors generally look for companies that they believe are committed to paying dividends consistently.

•	The Diversified Value Portfolio seeks to provide long-term capital appreciation and income. The Portfolio invests mainly in large- and mid-capitalization companies whose stocks are considered by the advisor to be undervalued. Undervalued stocks are generally those that are out of favor with investors and, in the opinion of the advisor, are trading at prices that are below-average in relation to such measures as earnings and book value. These stocks often have above-average dividend yields.

•	The Total Stock Market Index Portfolio seeks to track the performance of a benchmark index that measures the investment return of the overall stock market. The Portfolio employs a “passive management”—or indexing—investment approach designed to track the performance of the Standard & Poor’s (S&P) Total Market Index by investing primarily in two Vanguard funds, Vanguard Variable Insurance Fund–Equity Index Portfolio and Vanguard Extended Market Index Fund. The S&P Total Market Index consists of substantially all of the U.S. common stocks regularly traded on the New York and American Stock Exchanges and the Nasdaq over-the-counter market.

•	The Equity Index Portfolio seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks. The Portfolio employs a “passive management”—or indexing—investment approach designed to track the performance of the Standard & Poor’s 500 Index, a widely recognized benchmark of U.S. stock market performance that is dominated by the stocks of large U.S. companies. The Portfolio attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

•	The Mid-Cap Index Portfolio seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks. The Portfolio employs a “passive management”—or indexing—investment approach designed to track the performance of the Morgan Stanley Capital International® (MSCI®)US Mid Cap 450 Index, a broadly diversified index of stocks of medium-size U.S. companies. The Portfolio attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

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•	The Growth Portfolio seeks to provide long-term capital appreciation. The Portfolio invests mainly in stocks of large-capitalization U.S. companies considered to have above-average earnings growth potential and reasonable stock prices in comparison with expected earnings.

•	The Capital Growth Portfolio seeks to provide long-term capital appreciation. The Portfolio invests in stocks considered to have above-average earnings growth potential that is not reflected in their current market prices. The Portfolio consists predominantly of mid- and large-capitalization stocks.

•	The Small Company Growth Portfolio seeks to provide long-term capital appreciation. The Portfolio invests mainly in the stocks of small companies. These companies tend to be unseasoned but are considered by the Portfolio’s advisors to have superior growth potential. Also, these companies often provide little or no dividend income.

•	The International Portfolio seeks to provide long-term capital appreciation. The Portfolio invests in the stocks of companies located outside the United States. In selecting stocks, the Portfolio’s advisors evaluate foreign markets around the world and choose companies with above-average growth potential.

•	The REIT Index Portfolio seeks to provide a high level of income and moderate long-term capital appreciation by tracking the performance of a benchmark index that measures the performance of publicly traded equity REITs. The Portfolio normally invests at least 98% of its assets in stocks issued by equity real estate investment trusts (known as REITs) in an attempt to parallel the investment performance of the Morgan Stanley REIT Index. The Portfolio invests in stocks that make up the Index; the remaining assets are allocated to cash investments.

There is no assurance that a Portfolio will achieve its stated objective.

Additional information regarding the investment objectives and policies of the Portfolios and the investment advisory services can be found in the current Fund prospectus accompanying this prospectus.

Exchanges Among the Subaccounts

Should your investment goals change, you may exchange assets among the Subaccounts at no cost, subject to the following conditions:

•	You may request exchanges in writing or by telephone or online at www.vanguard.com. The Company will process requests it receives prior to the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) at the close of business that same day. Requests received after the close of the New York Stock Exchange are processed the next Business Day.

•	The minimum amount you may exchange from a Subaccount is $250 (unless the Accumulated Value in a Subaccount is less than $250).

•	The $1,000 minimum balance requirement per Subaccount must be satisfied at all times.

•	The Company does not charge a fee for exchanges among the Subaccounts.

LIMITATIONS ON

Exchanges

Because excessive exchanges can disrupt management of the Fund and increase the Fund’s costs for all Contract Owners, the Fund limits exchanges as follows:

•	You may make no more than two substantive “round trips” through a Portfolio (not including the Money Market Portfolio) during any 12-month period.

•	The Fund and the Company may refuse an exchange at any time, for any reason.

•	The Company may revoke a Contract Owner’s exchange privilege at any time, for any reason.

•	A “round trip” is a redemption from a Portfolio followed by a purchase back into the Portfolio within 30 days. Also, “round trip” covers transactions accomplished by any combination of methods, including transactions conducted by check, wire, or exchange to or from another Vanguard fund. “Substantive” means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect the management of the Fund.

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Disruptive Trading and Market Timing

Statement of Policy. This variable insurance product was not designed for the use of market timers or other investors who make programmed, large, frequent, or short-term exchanges. Such exchanges may be disruptive to the underlying fund portfolios and increase transaction costs.

Market timing and other programmed, large, frequent, or short-term exchanges among the subaccounts can cause risks with adverse effects for other contract owners (and beneficiaries and underlying fund portfolios). These risks and harmful effects include:

(1)	dilution of the interests of long-term investors in a subaccount if purchases or exchanges into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);

(2)	an adverse effect on portfolio management, such as:

(a)	impeding a portfolio manager’s ability to sustain an investment objective;

(b)	causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or

(c)	causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or exchanges out of the underlying fund portfolio; and

(3)	increased brokerage and administrative expenses.

These costs are borne by all contract owners invested in those subaccounts, not just those making the exchanges.

We have developed polices and procedures with respect to market timing and other exchanges and we do not make special arrangements or grant exceptions to accommodate market timing or other potentially disruptive or harmful trading. Do not invest with us if you intend to conduct market timing or other potentially disruptive trading.

Detection. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer harm from programmed, large, frequent, or short-term exchanges among subaccounts of variable products issued by these other insurance companies or retirement plans.

Deterrence. If we determine you are engaged in market timing or other disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make exchanges is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the exchange privilege may disadvantage or potentially harm the rights or interests of other contract owners (or others having an interest in the variable insurance products). As described below, restrictions may take various forms, but under our current policies and procedures will include a temporary suspension of exchange privileges. We may also restrict the exchange privileges of others acting on your behalf.

We reserve the right to reject any premium payment or exchange request from any person without prior notice, if, in our judgment, (1) the payment or exchange, or series of exchanges, would have a negative impact on an underlying fund portfolio’s operations, or (2) if an underlying fund portfolio would reject or has rejected our purchase order, or (3) because of a history of large or frequent exchanges. We may impose other restrictions on exchanges, or even prohibit exchanges for any owner who, in our view, has abused, or appears likely to abuse, the exchange privilege. We may, at any time and without prior notice, discontinue exchange privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of exchanges we permit. We also reserve the right to reverse a potentially harmful exchange if an underlying fund portfolio refuses or reverses our order; in such instances some contract owners may be treated differently than others. For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected.

In addition to our internal policies and procedures, we will administer your variable insurance product to comply with any applicable state, federal, and other regulatory requirements concerning exchanges. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the exchange privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.

Under our current policies and procedures, we do:

•	expressly limit the number of round trips in a given period as described in the Investment Options section under Limitations on Exchanges.

•	Under our current policies and procedures, we do not:

•	impose redemption fees on exchanges;

•	expressly limit the number of nonround trip exchanges or the size of exchanges in a given period; or

•	provide a certain number of allowable exchanges in a given period.

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Redemption fees, exchange limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

Please note that the limits and restrictions described herein are subject to our ability to monitor exchange activity. Our ability to detect market timing or other disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by contract owners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment options available under this variable insurance product, there is no assurance that we will be able to detect or deter frequent or harmful exchanges by such contract owners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or other disruptive trading may be limited by provisions of the variable insurance product.

Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter market timing or other harmful trading that may adversely affect other contract owners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on owners engaging in frequent exchange activity among the investment options under the variable insurance product. In addition, we may not honor exchange requests if any variable investment option that would be affected by the exchange is unable to purchase or redeem shares of its corresponding underlying fund portfolio.

Underlying Fund Portfolio Frequent Trading Policies. The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products to discourage market timing and other programmed, large, frequent, or short-term exchanges. Contract owners should be aware that we may not have the contractual ability or the operational capacity to monitor contract owners’ exchange requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the exchanges. Accordingly, contract owners and other persons who have material rights under our variable insurance products should assume that the sole protection they may have against potential harm from frequent exchanges is the protection, if any, provided by the policies and procedures we have adopted for our variable insurance products to discourage market timing or other disruptive trading.

Omnibus Order. Contract owners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the underlying fund portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying fund portfolios will not be harmed by exchange activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent exchange activity. If their policies and procedures fail to successfully discourage harmful exchange activity, it will affect other owners of underlying fund portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more exchange requests from owners engaged in market timing and other programmed, large, frequent, or short-term exchanges, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

Automatic Asset Rebalancing

During the Accumulation Phase, you can automatically rebalance the amounts invested in the Subaccounts in order to maintain a desired allocation. This rebalancing occurs automatically on a date you select and can take place on a monthly, quarterly, semi-annual or annual basis (provided the $1,000 minimum balance requirement has been met in the Subaccount to which you are moving money). The minimum amount you may exchange is $250. Rebalancing can be started, stopped, or changed at any time. Automatic Asset Rebalancing cannot be used in conjunction with the Automatic Exchange Service. Any additional exchange requests will cause Automatic Asset Rebalancing to cease. To take advantage of the Automatic Asset Rebalancing service, complete a Vanguard Variable Annuity Automatic Asset Rebalance service form or send a letter of instruction to Vanguard Annuity and Insurance Services.

Automatic Exchange Service

During the Accumulation Phase, you can move money automatically among the Subaccounts. You can exchange fixed dollar amounts or percentages of your Subaccount balance into the other Subaccounts offered under the Contract on either a monthly, quarterly, semi-annual, or annual basis (provided the $1,000 minimum balance requirement has been met in the Subaccounts to which you are moving money).

The minimum amount you may exchange is $250.

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Automatic Exchange Service

Using the Automatic Exchange Service, you can exchange at regular intervals in a plan of investing often referred to as “dollar-cost averaging,” moving money, for example, from the Money Market Portfolio into a stock or bond Portfolio. The main objective of dollar-cost averaging is to shield your investment from short-term price fluctuations. Since the same dollar amount is transferred to other Subaccounts each month, more Accumulation Units are credited to a Subaccount if the value per Accumulation Unit is low, while fewer Accumulation Units are credited if the value per Accumulation Unit is high. Therefore, it is possible to achieve a lower average cost per Accumulation Unit over the long term if the Accumulation Unit Value declines over that period. This plan of investing allows investors to take advantage of market fluctuations but does not assure a profit or protect against a loss in declining markets.

To take advantage of the Automatic Exchange Service, complete a Vanguard Variable Annuity Automatic Exchange Service Form or send a letter of instruction to Vanguard Annuity and Insurance Services.

You may change the amount to be exchanged or cancel this service at any time in writing or by telephone if you have telephone authorization on your Contract. This service cannot be used to establish a new Subaccount, and will not go into effect until the Free Look Period has expired.

Telephone and Online Exchanges

You may establish the telephone and online exchange privilege on your Contract by completing the appropriate section of the Client Information Form or by sending a letter authorizing the Company to take exchange instructions over the telephone. The Company, the Fund, and Vanguard shall not be responsible for the authenticity of exchange instructions received by telephone. We will take reasonable steps to confirm that instructions communicated by telephone are genuine. Before we act on any telephoned instruction, we will ask the caller for the Contract number and owner’s Social Security number and address. This information will be verified against the Contract Owner’s records and all transactions performed will be verified with the Contract Owner through a written confirmation statement. We will record all calls. The Company, the Fund, and Vanguard shall not be liable for any loss, cost, or expense for action on telephone instructions believed to be genuine in accordance with these procedures. We will make every effort to maintain the exchange privilege. However, the Company and the Fund reserve the right to revise or terminate its provisions, limit the amount of any exchange, or reject any exchange, as deemed necessary, at any time.

Expenses

A CLOSER LOOK AT

The Costs of Investing in a Variable Annuity

Costs are an important consideration in choosing a variable annuity. That’s because you, as a contract owner, pay the costs of operating the underlying mutual funds, plus any transaction costs incurred when the fund buys and sells securities, as well as the costs associated with the annuity contract itself. These combined costs can have a significant effect on the investment performance of the annuity contract. Even seemingly small differences in mutual fund and annuity contract expenses can, over time, have a dramatic effect on performance.

The projected expenses for the Vanguard Variable Annuity are substantially below the costs of other variable annuity contracts. For example, on a $25,000 Contract the average expense ratio of other variable annuity contracts was 2.35% as of December 31, 2004, compared to 0.58% for the Vanguard Variable Annuity. (Source for competitors’ data: Morningstar Principia Pro for VA/L Subaccounts, December 2004.)

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SUMMARY OF COSTS OF INVESTING

in the Vanguard Variable Annuity

•	No sales load or sales charge

•	No charge to make full or partial withdrawals

•	No fee to exchange money among the Subaccounts

•	$25 Annual Contract Maintenance Fee on Contracts valued at less than $25,000

•	Annual Mortality and Expense Risk Charge: 0.20%, 0.25%, or 0.32% depending on death benefit election

•	Annual Administrative Expense Charge: 0.10%

•	Fees and expenses paid by the Portfolios which ranged from 0.14% to 0.46% in the fiscal year ended December 31, 2004

Mortality and Expense Risk Charge

The Company charges a fee as compensation for bearing certain mortality and expense risks under the Contract. An annual charge of 0.20%, 0.25% or 0.32% (depending on the death benefit you select) is assessed.

The mortality and expense risk charge described above cannot be increased. If the charge is more than sufficient to cover actual costs or assumed risks, any excess will be added to the Company’s surplus. If the charges collected under the Contract are not enough to cover actual costs or assumed risks, then the Company will bear the loss.

A CLOSER LOOK AT

The Mortality and Expense Risk Charge

The Company assumes mortality risk in two ways. First, where Contract Owners elect an Annuity Payment Option under which the Company guarantees a number of payments over a life or joint lives, the Company assumes the risk of making monthly annuity payments regardless of how long all Annuitants may live. Second, the Company assumes mortality risk in providing a Death Benefit in the event the Annuitant dies during the Accumulation Phase.

The expense risk the Company assumes is that the charges for administrative expenses, which are guaranteed not to increase beyond the rates shown for the life of the Contract, may not be great enough to cover the actual costs of issuing and administering the Contract.

Administrative Expense Charge

The Company assesses each Contract an annual Administrative Expense Charge to cover the cost of issuing and administering each Contract and of maintaining the Separate Account. The Administrative Expense Charge is assessed daily at a rate equal to 0.10% annually of the net asset value of the Separate Account.

Annual Contract Maintenance Fee

In certain situations, the Company charges an Annual Contract Maintenance Fee of $25. The fee is to reimburse the Company for the costs it expects over the life of the Contract for maintaining each Contract and the Separate Account.

The Company charges the fee if:

•	Your Initial Premium Payment is less than $25,000; and

•	in each subsequent year the Accumulated Value remains below $25,000.

The fee will be assessed on the last Friday of the calendar year, based on the Accumulated Value of the Contract on that day. If that day is not a business day, it will be assessed on the preceding business day. If that Friday is the last business day of the calendar year, the fee will be assessed on the preceding Friday.

Fund Operating Expenses

The value of the assets in the Separate Account will reflect the fees and expenses paid by Vanguard Variable Insurance Fund. A complete description of these expenses is found in the “Fee Table” section of this prospectus, the Fees and Expenses section of the Fund’s prospectus, and in the “Management of the Fund” section of the Fund’s Statement of Additional Information.

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Taxes

INTRODUCTION

The following discussion of annuity taxation is general in nature and is based on the Company’s understanding of the treatment of annuity contracts under current federal income tax law, particularly Section 72 of the Internal Revenue Code and various Treasury Regulations and Internal Revenue Service interpretations dealing with Section 72. The discussion does not touch upon state or local taxes. It is not tax advice. You may want to consult with a qualified tax adviser about your particular situation to ensure that your purchase of a Contract results in the tax treatment you desire. Additional discussion of tax matters is included in the Statement of Additional Information.

TAXATION OF ANNUITIES IN GENERAL

Tax Deferral

Special rules in the Internal Revenue Code for annuity taxation exist today. In general, those rules provide that you are not currently taxed on increases in value under a Contract until you take some form of withdrawal or distribution from it. However, it is important to note that, under certain circumstances, you might not get the advantage of tax deferral, meaning that the increase in value would be subject to current federal income tax. (See ANNUITY CONTRACTS OWNED BY NON-NATURAL PERSONS, page 22, and DIVERSIFICATION STANDARDS, page 23.)

A CLOSER LOOK AT

Tax Deferral

Tax deferral means no current tax on earnings in your Contract. The amount you would have paid in income taxes can be left in the Contract and earn money for you.

One tradeoff of tax deferral is that there are certain restrictions on your ability to access your money, including penalty taxes for early withdrawals. This is one reason why a variable annuity is intended as a long-term investment.

Another tradeoff is that, when funds are withdrawn, they are taxed at ordinary income rates instead of capital gains rates, which apply to certain other sorts of investments.

Taxation of Full and Partial Withdrawals

If you make a full or partial withdrawal (including a Systematic Withdrawal) from a Non-Qualified Contract during the Accumulation Phase, you as the Contract Owner will be taxed at ordinary income rates on earnings you withdraw at that time. For purposes of this rule, withdrawals are taken first from earnings on the Contract and then from the money you invested in the Contract. This “investment in the contract” can generally be described as the cost of the Contract, and it generally includes all Premium Payments minus any amounts you have already received under the Contract that represented the return of invested money. Also for purposes of this rule, a pledge or assignment of a Contract is treated as a partial withdrawal from a Contract. (If you are contemplating using your Contract as collateral for a loan, you may be asked to pledge or assign it.)

Taxation of Annuity Payments

When you take Annuity Payments in the Income Phase of a Non-Qualified Contract, for tax purposes each payment is deemed to return to you a portion of your investment in the Contract. Since with a Non-Qualified Contract you have already paid taxes on those amounts (the Contract was funded with after-tax dollars), you will not be taxed again on your investment—only on your earnings.

For fixed Annuity Payments from a Non-Qualified Contract, in general, the Company calculates the taxable portion of each payment using a formula known as the “exclusion ratio.” This formula establishes the ratio that the investment in the Contract bears to the total expected amount of Annuity Payments for the term of the Contract. The Company then applies that ratio to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxable at ordinary income tax rates.

For variable Annuity Payments from a Non-Qualified Contract, in general, the Company calculates the taxable portion of each payment using a formula that establishes a specific dollar amount of each payment that is not taxed. To find the dollar amount, the Company divides the investment in the Contract by the total number of expected periodic payments. The remaining portion of each payment is taxable at ordinary income tax rates.

Once your investment in the Contract has been returned, the balance of the Annuity Payments represent earnings only and therefore are fully taxable.

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Taxation of Withdrawals and Distributions From Qualified Contracts

Generally, the entire amount distributed from a Qualified Contract is taxable to the Contract Owner. In the case of Qualified Contracts with after-tax contributions, you may exclude the portion of each withdrawal or Annuity Payment constituting a return of after-tax contributions. Once all of your after-tax contributions have been returned to you on a non-taxable basis, subsequent withdrawals or annuity payments are fully taxable as ordinary income. Since the Company has no knowledge of the amount of after-tax contributions you have made, you will need to make this computation in the preparation of your federal income tax return.

Tax Withholding

Federal tax law requires that the Company withhold federal income taxes on all distributions unless the Contract Owner or payee, if applicable, elects not to have any amounts withheld and properly notifies the Company of that election. In certain situations, the Company will withhold taxes on distributions to non-resident aliens at a flat 30% rate unless a lower treaty rate or exemption from withholding applies under an applicable tax treaty and the Company has received the appropriate Form W-8 certifying the U.S. taxpayer identification number.

Penalty Taxes on Certain Early Withdrawals

The Internal Revenue Code provides for a penalty tax in connection with certain withdrawals or distributions that are includible in income. The penalty amount is 10% of the amount includible in income that is received under an annuity. However, there are exceptions to the penalty tax. For instance, it does not apply to withdrawals: (1) made after the taxpayer reaches age 59½; (2) made on or after the death of the Contract Owner or, where the Contract Owner is not an individual, on or after the death of the primary Annuitant (who is defined as the individual the events in whose life are of primary importance in affecting the timing and payment under the Contracts); (3) attributable to the disability of the taxpayer which occurred after the purchase of the Contract (as defined in the Internal Revenue Code); (4) that are part of a series of substantially equal periodic payments made at least annually for the life (or life expectancy) of the taxpayer, or joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (5) from a Qualified Contract (note, however, that other penalties may apply); (6) under an immediate annuity contract (as defined in the Internal Revenue Code); (7) that can be traced to an investment in the Contract prior to August 14, 1982; or (8) under a Contract that an employer purchases on termination of certain types of qualified plans and that the employer holds until the employee’s severance from employment.

If the penalty tax does not apply to a withdrawal as a result of the application of item (4) above, and the series of payments is subsequently modified (for some reason other than death or disability), the tax for the year in which the modification occurs will be increased by an amount (as determined under Treasury Regulations) equal to the penalty tax that would have been imposed but for item (4) above, plus interest for the deferral period. The foregoing rule applies if the modification takes place (a) before the close of the period that is five years from the date of the first payment and after the taxpayer attains age 59½, or (b) before the taxpayer reaches age 59½. Because the Company cannot predict whether the series of payments will be substantially equal, the Company will report such withdrawals to the Internal Revenue Service as early withdrawals with no known exception.

For Qualified Contracts, other tax penalties may apply to certain distributions as well as to certain contributions and other transactions.

The penalty tax may not apply to distributions from Qualified Contracts issued under Section 408(b) of the Internal Revenue Code that you use to pay qualified higher education expenses, the acquisition costs (up to $10,000) involved in the purchase of a principal residence by a first-time homebuyer, or a distribution made on account of an Internal Revenue Service levy. Because the Company cannot verify that such an early withdrawal is for qualified higher education expenses or a first home purchase, the Company will report such withdrawals to the Internal Revenue Service as early withdrawals with no known exception.

ANNUITY CONTRACTS OWNED BY NON-NATURAL PERSONS

Where a non-natural person (for example, a corporation) holds a Contract, that Contract is generally not treated as an annuity contract for federal income tax purposes, and the income on that Contract (generally the increase in the net Accumulated Value less the payments) is considered taxable income each year. This rule does not apply where the non-natural person is only a nominal owner such as a trust or other entity acting as an agent for a natural person. The rule also does not apply where the estate of a decedent acquires a Contract, where an employer purchases a Contract on behalf of an employee upon termination of a qualified plan, or to an immediate annuity (as defined in the Internal Revenue Code).

MULTIPLE-CONTRACTS RULE

All non-qualified annuity contracts issued by the same company (or affiliate) to the same Contract Owner during any calendar year are to be aggregated and treated as one contract for purposes of determining the amount includible in the taxpayer’s gross income. Thus, any amount received under any Contract prior to the Contract’s Income Date, such as a partial withdrawal, will be taxable (and possibly subject to the 10% federal penalty tax) to the extent of the combined income in all

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such contracts. The Treasury Department has specific authority to issue regulations that prevent the avoidance of the multiple-contracts rules through the serial purchase of annuity contracts or otherwise. In addition, there may be other situations in which the Treasury Department may conclude that it would be appropriate to aggregate two or more Contracts purchased by the same Contract Owner. Accordingly, a Contract Owner should consult a tax adviser before purchasing more than one Contract or other annuity contracts. (The aggregation rules do not apply to immediate annuities (as defined in the Internal Revenue Code).)

OWNERSHIP TRANSFERS OF ANNUITY CONTRACTS

Any transfer of a Non-Qualified Contract during the Accumulation Phase for less than full and adequate consideration will generally trigger income tax (and possibly the 10% federal penalty tax) on the gain in the Contract to the Contract Owner at the time of such transfer. The transferee’s investment in the Contract will be increased by any amount included in the Contract Owner’s income. This provision, however, does not apply to transfers between spouses or former spouses incident to a divorce that are governed by Internal Revenue Code Section 1041(a).

ASSIGNMENTS OF ANNUITY CONTRACTS

A transfer of ownership in a Contract, a collateral assignment, or the designation of an Annuitant or other beneficiary who is not also the Contract Owner may result in tax consequences to the Contract Owner, Annuitant, or beneficiary that this prospectus does not discuss. A Contract Owner considering such a transfer or assignment of a Contract should contact a tax adviser about the potential tax effects of such a transaction.

DIVERSIFICATION STANDARDS

To comply with certain regulations under Internal Revenue Code Section 817(h), after a start-up period, each Subaccount of the Separate Account will be required to diversify its investments in accordance with certain diversification standards. A “look-through” rule applies that suggests that each Subaccount of the Separate Account will be tested for compliance with the diversification standards by looking through to the assets of the Portfolios in which each Subaccount invests.

In connection with the issuance of temporary diversification regulations in 1986, the Treasury Department announced that such regulations did not provide guidance on the extent to which Contract Owners may direct their investments to particular subaccounts of a separate account. It is possible that regulations or revenue rulings may be issued in this area at some time in the future. It is not clear, at this time, what these regulations or rulings would provide. It is possible that when the regulations or rulings are issued, the Contract may need to be modified in order to remain in compliance. For these reasons, the Company reserves the right to modify the Contract, as necessary, to maintain the tax-deferred status of the Contract.

We intend to comply with the diversification regulations to assure that the Contract continues to be treated as an annuity contract for federal income tax purposes.

QUALIFIED INDIVIDUAL RETIREMENT ANNUITIES

Generally, you may purchase Qualified Contracts only in connection with a “rollover” of funds from another individual retirement annuity (IRA) or qualified plan. Qualified Contracts must contain special provisions and are subject to limitations on contributions and the timing of when distributions can and must be made. Tax penalties may apply to contributions greater than specified limits, loans, reassignments, distributions that do not meet specified requirements, or in other circumstances. No additional Premium Payments to your Qualified Contract will be accepted unless the additional premium is funded by another qualified plan. Anyone desiring to purchase a Qualified Contract should consult a personal tax adviser.

Access To Your Money

The value of your Contract can be accessed during the Accumulation Phase:

•	By making a full or partial withdrawal.

•	By electing an Annuity Payment Option.

•	By your Beneficiary in the form of a Death Benefit.

Full and Partial Withdrawals

You may withdraw all or part of your money at any time during the Accumulation Phase of your Contract without a Company charge, provided the Annuitant or Joint Annuitant is still living. All partial withdrawals must be for at least $250.

On the date the Company receives your request for a full withdrawal, the amount payable is the Accumulated Value.

On the date the Company receives your request for a partial withdrawal, the Accumulated Value will be reduced by the amount of the partial withdrawal.

Because you assume the investment risk under the Contract, the total amount paid upon a full withdrawal of the Contract may be more or less than the total Premium Payments made (taking prior withdrawals into account).

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To make a withdrawal, send your written request to Vanguard Annuity and Insurance Services. Your written request should include your Contract number, Social Security number, the amount you wish to withdraw, how you want that amount allocated among the various Subaccounts, the signature of all Contract Owners, and your federal (and state, if applicable) tax withholding election.

Systematic Withdrawals

You may elect to have a specified dollar amount or a percentage of the balance withdrawn from your Contract’s Accumulated Value on a monthly, quarterly, semi-annual, or annual basis. The Company requires a Contract balance of at least $10,000 and a Subaccount balance of at least $1,000 in order to establish the systematic withdrawal program for your Contract. The minimum amount for each Systematic Withdrawal is $250.

You may elect this option by completing the Vanguard Variable Annuity Systematic Withdrawal Program Application Form. The Form must be signed by all Contract Owners and must be signature-guaranteed if you are directing the withdrawal payments to an address other than the Contract address.

The Company must receive your Form at least 30 days before the date you want systematic withdrawals to begin. The Company will process each Systematic Withdrawal on the date and at the frequency you specified in your Systematic Withdrawal Program Form.

You may change the amount to be withdrawn and the percentage or the frequency of distributions by telephone. Any other changes you make, including a change in the destination of the check or your election to cancel this option, must be made in writing, and should include signatures of all Contract Owners.

Minimum Balance Requirements

The minimum required balance in any Subaccount is $1,000. If an exchange or withdrawal would reduce the balance in a Subaccount to less than $1,000, the Company will transfer the remaining balance to the other Subaccounts under the Contract on a pro rata basis. If the entire value of the Contract falls below $1,000, the Company may notify you that the Accumulated Value of your Contract is below the minimum balance requirement. In that case, you will be given 60 days to make an additional Premium Payment before your Contract is liquidated. The Company would then promptly pay proceeds to the Contract Owner. The proceeds would be taxed as a withdrawal from the Contract. Full withdrawal will result in an automatic termination of the Contract.

Payment of Full or Partial Withdrawal Proceeds

The Company will pay cash withdrawals within seven days after receipt of your written request for withdrawal except in one of the following situations, in which the Company may delay the payment beyond seven days:

•	The New York Stock Exchange is closed on a day that is not a weekend or a holiday, or trading on the New York Stock Exchange is otherwise restricted.

•	An emergency exists as defined by the SEC, or the SEC requires that trading be restricted.

•	The SEC permits a delay for your protection as a Contract Owner.

•	The payment is derived from premiums paid by check, in which case the Company may delay payment until the check has cleared your bank, which may take up to ten calendar days.

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TAXATION OF

Withdrawals

For important information on the tax consequences of withdrawals, see Taxation of Full and Partial Withdrawals, page 20, and Penalty Taxes on Certain Early Withdrawals, page 22.

Tax Withholding on Withdrawals

If you do not provide the Company with a written request not to have federal income taxes withheld when you request a full or partial withdrawal, federal tax law requires the Company to withhold federal income taxes from the taxable portion of any withdrawal and send that amount to the federal government. In that case, we will withhold at a rate of 10%. State income tax withholding may also be required.

Performance

Standardized Performance

From time to time, the Company may advertise the yield and total return investment performance of a Subaccount for various periods, including quarter-to-date, year-to-date, one-year, five-year, and since inception. The Company will calculate advertised yields and total returns according to standardized methods prescribed by the SEC, so that all charges and expenses attributable to the Contract will be included. Including these fees has the effect of decreasing the advertised performance of a Subaccount, so that a Subaccount’s investment performance will not be directly comparable to that of an ordinary mutual fund.

Non-Standardized Performance

The Company may also advertise total return or other performance data in non-standardized formats that do not reflect the Annual Contract Maintenance Fee.

Not Indications of Future Performance

The performance measures discussed above are not intended to indicate or predict future performance.

Statement of Additional Information

Please refer to the Statement of Additional Information for a description of the method used to calculate a Subaccount’s yield and total return and a list of the indices and other benchmarks used in evaluating a Subaccount’s performance.

Death Benefit

In General

If the Annuitant dies during the Accumulation Phase, the Beneficiary will receive the Death Benefit. The Death Benefit is the then-current Accumulated Value of the Contract on the date the Company receives Due Proof of Death and all Company forms, fully completed. However, for an additional charge, there are two optional Death Benefit Riders that can be selected by the Owner at the time of purchase.

1) Return of Premium Death Benefit Rider—This option is only available to Annuitants age 75 or younger at the time of Contract purchase. There is an additional annual charge of 0.05% (to be assessed 0.0125% per quarter). The additional annual charge will only be assessed for a period of 10 years from the Contract Date. With this option, the Death Benefit will be the greater of:

•	The Accumulated Value of the Contract as of the date the Company receives Due Proof of Death and all Company forms, fully completed; or

•	the sum of all Premium Payments; less any Adjusted Partial Withdrawals and Premium Taxes, if any.

2) Annual Step-Up Death Benefit Rider—This option is only available to Annuitants age 69 or younger at the time of Contract purchase. There is an additional annual charge of 0.12% (to be assessed 0.03% per quarter). The additional annual charge will only be assessed until the Annuitant’s 80th birthday. With this option, the Death Benefit will be the greatest of:

•	The Accumulated Value of the Contract as of the date the Company receives Due Proof of Death and all Company forms, fully completed.

•	the sum of all Premium Payments, less any Adjusted Partial Withdrawals and Premium Taxes, if any; or

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•	the highest Accumulated Value on any Contract Anniversary Date on or after the date the Rider is added to the Contract and until the Annuitant reaches age 80, plus any subsequent Premium Payment received by the Company after such Contract Anniversary Date less any Adjusted Partial Withdrawals and Premium Taxes, if any.

If you elect the Return of Premium Death Benefit Rider or the Annual Step-Up Death Benefit Rider, you may cancel this rider by contacting Vanguard Annuity and Insurance Services. Please note that if you cancel the rider, you will not be allowed to elect the additional death benefit riders in the future. Once the rider is cancelled, the Beneficiary will receive the Death Benefit. The Death Benefit is the then-current Accumulated Value of the Contract on the date the Company receives Due Proof of Death and all Company forms, fully completed.

Federal tax law requires that if a Contract Owner is a natural person and dies before the Income Date, then the entire value of the Contract must be distributed within five years of the date of death of the Contract Owner. If the Contract Owner is not a natural person, the death of the primary Annuitant triggers the same distribution requirement. Special rules may apply to a surviving spouse.

AWORD ABOUT

Adjusted Partial Withdrawal

If you have elected one of the available Death Benefit Riders, your Contract could be affected by what is referred to as the Adjusted Partial Withdrawal. When a Partial Withdrawal is taken from the Contract, your Death Benefit will be reduced by an amount called the Adjusted Partial Withdrawal. It is equal to the Partial Withdrawal amount multiplied by an adjustment factor. The adjustment factor is equal to the amount of the Death Benefit prior to the Partial Withdrawal divided by the Accumulated Value prior to the Partial Withdrawal. Under certain circumstances, the Adjusted Partial Withdrawal amount deducted from the Death Benefit may be more than the dollar amount of the Partial Withdrawal. This will generally be the case if the Death Benefit amount exceeds the Accumulated Value at the time of the Partial Withdrawal. The Statement of Additional Information contains a more detailed description of the formula used to calculate an Adjusted Partial Withdrawal.

Death of the Annuitant During the Accumulation Phase

If the Annuitant dies during the Accumulation Phase, the Beneficiary will be entitled to the Death Benefit. The Death Benefit will be calculated on the date the Company receives Due Proof of Death and all Company forms, fully completed. The Beneficiary can choose to receive the amount payable in a lump-sum cash benefit or under one of the Annuity Payment Options. The Contract Owner can choose an Annuity Payment Option for the Beneficiary before the Annuitant’s death. However, if the Contract Owner does not make such a choice and the Company has not already paid a cash benefit, the Beneficiary may choose a payment option after the Annuitant’s death.

Death of the Annuitant During the Income Phase

The Death Benefit, if any, payable if the Annuitant dies during the Income Phase depends on the Annuity Payment Option selected. Upon the Annuitant’s death, the Company will pay the Death Benefit, if any, to the Beneficiary under the Annuity Payment Option in effect. For instance, if the Life Annuity With Period Certain option has been elected, and if the Annuitant dies during the Income Phase, then any unpaid payments certain will be paid to the Beneficiary.

DEFINITION

Due Proof of Death

When the term “Due Proof of Death” is used in this prospectus we mean any of the following:

•	A certified death certificate

•	A certified decree of a court of competent jurisdiction as to the finding of death

•	A written statement by a medical doctor who attended the deceased

•	Any other proof satisfactory to the Company

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A WORD ABOUT

Joint Annuitants

The Contract permits you as Contract Owner to name a Joint Annuitant. This can have different effects depending on whether the Contract is in the Accumulation Phase or the Income Phase.

During the Accumulation Phase, the Death Benefit is payable only after the death of both the Annuitant and the Joint Annuitant, subject to any limitations imposed by federal tax law.

During the Income Phase, it will not matter that you have named a Joint Annuitant unless you have chosen an Annuity Payment Option, such as the Joint and Last Survivor Annuity option, that pays over the life of more than one person. Therefore, if you have chosen an Annuity Payment Option that provides income over the life of someone other than the person named as Joint Annuitant, the Joint Annuitant’s death during the Income Phase will have no effect on the benefits due under the Contract.

Designation of a Beneficiary

The Contract Owner may select one or more Beneficiaries for the Annuitant and name them on the Client Information Form. Thereafter, while the Annuitant or Joint Annuitant is living, the Contract Owner may change the Beneficiary by written notice. The change will take effect as of the date the Contract Owner signs the notice, but it will not affect any payment made or any other action taken before the Company acknowledges the notice. The Contract Owner may also make the designation of Beneficiary irrevocable by sending written notice to the Company and obtaining approval from the Company. Changes in the Beneficiary may then be made only with the consent of the designated irrevocable Beneficiary. In the event the Contract Owner and the Annuitant are different, the Contract Owner may also name an Owner’s Designated Beneficiary. The Owner’s Designated Beneficiary may assume ownership of the Contract upon the Contract Owner’s death subject to any restrictions required under federal tax law. See Death of Contract Owner During the Accumulation Phase, below. The Owner’s Designated Beneficiary may be added or changed only with a written letter of instruction to the Company.

If the Annuitant dies during the Accumulation Period, the following will apply unless the Contract Owner has made other provisions:

•	If there is more than one Beneficiary, each will share in the Death Benefit equally.

•	If one or two or more Beneficiaries have already died, the Company will pay that share of the Death Benefit equally to the survivor(s).

•	If no Beneficiary is living, the Company will pay the proceeds to the Contract Owner.

•	If no Beneficiary is named, the Company will pay the proceeds to the estate.

•	If a Beneficiary dies at the same time as the Annuitant, the Company will pay the proceeds as though the Beneficiary had died first. If a Beneficiary dies within 15 days after the Annuitant’s death and before the Company receives due proof of the Annuitant’s death, the Company will pay proceeds as though the Beneficiary had died first.

If a Beneficiary who is receiving Annuity Payments dies, the Company will pay any remaining Payments Certain to that Beneficiary’s named Beneficiary(ies) when due. If no Beneficiary survives the Annuitant, the right to any amount payable will pass to the Contract Owner. If the Contract Owner is not living at this time, this right will pass to his or her estate.

Death of the Contract Owner

Death of the Contract Owner During the Accumulation Phase. With two exceptions, federal tax law requires that when either the Contract Owner or the Joint Owner (if any) dies during the Accumulation Phase, the Company must pay out the entire value of the Contract within five years of the date of death. Since the death of a Contract Owner does not trigger the payment of the Death Benefit, the value of the Contract in this instance will be the Accumulated Value only. First exception: If the entire value is to be distributed to the Owner’s Designated Beneficiary, he or she may elect to have it paid under an Annuity Payment Option over his or her life or over a period certain no longer than his or her life expectancy as long as the payments begin within one year of the Contract Owner’s death. Second exception: If the Owner’s Designated Beneficiary is the spouse of the Contract Owner (or Joint Owner), the spouse may elect to continue the Contract in his or her name as Contract Owner indefinitely and to continue deferring tax on the accrued and future income under the Contract. (“Owner’s Designated Beneficiary” means the natural person whom the Contract Owner names as a beneficiary and who becomes the Contract Owner upon the Contract Owner’s death.) If the Contract Owner and the Annuitant are the same person, then upon that person’s death the Beneficiary is entitled to the Death Benefit. In this regard, see Death of the Annuitant During the Accumulation Phase, page 26.

Death of the Contract Owner During the Income Phase. Federal tax law requires that when either the Contract Owner or the Joint Owner (if any) dies during the Income Phase, the Company must pay the remaining portions of the value of the Contract at least as rapidly as under the method of distribution being used on the date of death.

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Non-Natural Person as Contract Owner. Where the Contract Owner is not a natural person (for example, is a corporation), the death of the “primary Annuitant” is treated as the death of the Contract Owner for purposes of federal tax law. (The Internal Revenue Code defines a “primary Annuitant” as the individual who is of primary importance in affecting the timing or the amount of payout under the Contract.) In addition, where the Contract Owner is not a natural person, a change in the identity of the “primary Annuitant” is also treated as the death of the Contract Owner for purposes of federal tax law.

Payment of Lump-Sum Death Benefits

The Company will pay lump-sum Death Benefits within seven days after the election to take a lump sum becomes effective except in one of the following situations, in which the Company may delay the payment beyond seven days:

•	The New York Stock Exchange is closed on a day that is not a weekend or a holiday, or trading on the New York Stock Exchange is otherwise restricted.

•	An emergency exists as defined by the SEC, or the SEC requires that trading be restricted.

•	The SEC permits a delay for your protection as a Contract Owner.

•	The payment is derived from premiums paid by check, in which case the Company may delay payment until the check has cleared your bank, which may take up to ten calendar days.

Other Information

Peoples Benefit Life Insurance Company (the “Company,” “We,” “Us,” “Our”)

Peoples Benefit Life Insurance Company is an Iowa stock life insurance company incorporated on August 6, 1920, with offices at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. It is principally engaged in offering life insurance and annuity contracts, and is licensed in all states, the District of Columbia, and Puerto Rico.

The Company is a wholly owned indirect subsidiary of AEGON U.S. Corporation which conducts substantially all of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of AEGON U.S. corporation is indirectly owned by AEGON N.V. of The Netherlands, the securities of which are publicly traded. AEGON N.V., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business.

Peoples Benefit Life Insurance Company Separate Account IV

Established by the Company on July 16, 1990, the Separate Account operates under Iowa law.

The Separate Account is a unit investment trust registered with the SEC under the Investment Company Act of 1940 (the “1940 Act”). Such registration does not signify that the SEC supervises the management or the investment practices or policies of the Separate Account.

The Company owns the assets of the Separate Account, and the obligations under the Contract are obligations of the Company. These assets are held separately from the other assets of the Company and are not chargeable with liabilities incurred in any other business operation of the Company (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). The Company will always keep assets in the Separate Account with a value at least equal to the total Accumulated Value under the Contracts. Income, gains, and losses incurred on the assets in the Separate Account, whether or not realized, are credited to or charged against the Separate Account without regard to other income, gains, or losses of the Company. Therefore, the investment performance of the Separate Account is entirely independent of the investment performance of the Company’s general account assets or any other separate account the Company maintains.

The Separate Account has various Subaccounts, each of which invests solely in a corresponding Portfolio of the Fund. Additional Subaccounts may be established at the Company’s discretion. The Separate Account meets the definition of a “separate account” under Rule 0-1(e)(1) of the 1940 Act.

Contract Owner (“You,” “Your”)

The Contract Owner is the person or persons designated as the Contract Owner in the Client Information Form to participate in the Contract. The term shall also include any person named as Joint Owner. A Joint Owner shares ownership in all respects with the Owner. The Owner has the right to assign ownership to a person or party other than himself.

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Payee

The Payee is the Contract Owner, Annuitant, Beneficiary, or any other person, estate, or legal entity to whom benefits are to be paid.

Free Look Period

The Contract provides for a Free Look Period of at least 10 days after the Contract Owner receives the Contract (20 or more days in some instances as specified in your Contract) plus 5 days for mailing. The Contract Owner may cancel the Contract during the Free Look Period by returning it to Vanguard Annuity and Insurance Services, P.O. Box 1105, Valley Forge, PA 19482-1105. Upon cancellation, the Contract is treated as void from the Contract Date.

Withdrawals are not permitted during the Free Look Period.

Administrative Services

Vanguard, Vanguard Annuity and Insurance Services, 100 Vanguard Boulevard, Malvern, PA 19355, serves as Third Party Administrator of the contracts under an Administrative Services agreement with the Company.

Distributor of the Contracts

We have entered into a distribution arrangement with Vanguard, through its wholly owned subsidiary, Vanguard Marketing Corporation, which is the principal distributor of the Contract. In addition we and/or our affiliate paid Vanguard $150,000 in 2004 to assist with marketing expenses. During the fiscal year ended December 31, 2004, each Portfolio, except the Total Stock Market Index Portfolio, incurred distribution and marketing expenses representing 0.01% (0.02% for the Money Market Portfolio, Short-Term Investment-Grade Portfolio, Total Bond Market Index Portfolio, High Yield Bond Portfolio, and REIT Index Portfolio) of each Portfolio’s average net assets. These expenses are guaranteed not to exceed 0.20% of each Portfolio’s average month-end net assets. The Total Stock Market Index Portfolio pays no direct expenses; the Portfolio, as a shareholder of the underlying Vanguard funds, will indirectly bear the costs associated with operating those funds.

A complete description of the services provided by Vanguard Marketing Corporation is found in the “Management of the Fund” section in the fund’s Statement of Additional Information. The principal business address for Vanguard is 100 Vanguard Boulevard, Malvern, PA 19355.

Voting Rights

The Fund does not hold regular meetings of shareholders. The trustees of the Fund may call special meetings of shareholders as the 1940 Act or other applicable law may require. To the extent required by law, the Company will vote the Portfolio shares held in the Separate Account at shareholder meetings of the Fund in accordance with instructions received from persons having voting interests in the corresponding Portfolio. The Company will vote Fund shares as to which no timely instructions are received and those shares held by the Company as to which Contract Owners have no beneficial interest in proportion to the voting instructions that are received with respect to all Contracts participating in that Portfolio. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

Prior to the Income Date, the Contract Owner holds a voting interest in each Portfolio to which the Accumulated Value is allocated. The number of votes which are available to a Contract Owner will be determined by dividing the Accumulated Value attributable to a Portfolio by the net asset value per share of the applicable Portfolio. After the Income Date, the person receiving Annuity Payments under any variable Annuity Payment Option has the voting interest. The number of votes after the Income Date will be determined by dividing the reserve for such Contract allocated to the Portfolio by the net asset value per share of the corresponding Portfolio. After the Income Date, the votes attributable to a Contract decrease as the reserves allocated to the Portfolio decrease. In determining the number of votes, fractional shares will be recognized.

The number of votes of the Portfolio that are available will be determined as of the date established by that Portfolio for determining shareholders eligible to vote at the meeting of the Fund. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the Fund.

Additions, Deletions, or Substitutions of Investments

The Company retains the right, subject to any applicable law, to make certain changes. The Company reserves the right to eliminate the shares of any of the Portfolios and to substitute shares of another Portfolio of the Fund or of another registered open-end management investment company, if the shares of the Portfolios are no longer available for investment or if, in the Company’s judgment, investment in any Portfolio would be inappropriate in view of the purposes of the Separate Account. To the extent the 1940 Act requires, substitutions of shares attributable to a Contract Owner’s interest in a Portfolio will not be made until SEC approval has been obtained and the Contract Owner has been notified of the change.

The Company may establish new Portfolios when marketing, tax, investment, or other conditions so warrant. The Company will make any new Portfolios available to existing Contract Owners on a basis the Company will determine. The Company may also eliminate one or more Portfolios if marketing, tax, investment, or other conditions so warrant.

29

In the event of any such substitution or change, the Company may, by appropriate endorsement, make whatever changes in the Contracts may be necessary or appropriate to reflect such substitution or change. Furthermore, if deemed to be in the best interests of persons having voting rights under the Contracts, the Company may operate the Separate Account as a management company under the 1940 Act or any other form permitted by law, may deregister the Separate Account under the 1940 Act in the event such registration is no longer required, or may combine the Separate Account with one or more other separate accounts.

Financial Statements

The audited statutory-basis financial statements and schedules of the Company and the audited financial statements of the subaccounts of the Separate Account which are available for investment by Vanguard Variable Annuity Contract Owners (as well as the Independent Auditors’ Reports on them) are contained in the Statement of Additional Information.

Independent Registered Public Accounting Firm

Ernst & Young LLP serves as Independent Registered Public Accounting Firm for the Company and the subaccounts of the Separate Account which are available for investment by Vanguard Variable Annuity Owners and audits their financial statements annually.

Legal Proceedings

There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. The Company is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Separate Account.

30

Table of Contents for the Vanguard Variable Annuity

Statement of Additional Information

Contents
B-2	The Contract

B-2	Computation of Variable Annuity Income Payments

B-2	Adjusted Partial Withdrawal

B-3	Exchanges

B-3	Joint Annuitant

B-4	General Matters

B-4	Non-Participating

B-4	Misstatement of Age or Sex

B-4	Assignment

B-4	Annuity Data

B-4	Annual Report

B-4	Incontestability

B-4	Ownership

B-5	Distribution of the Contract

B-5	Performance Information

B-5	Subaccount Inception Dates

B-5	Money Market Subaccount Yields

B-6	30-Day Yield for Non-Money Market Subaccounts

B-6	Standardized Average Annual Total Return

B-9	Additional Performance Measures

B-9	Non-Standardized Cumulative Total Return and Non-Standardized Average Annual Total Return

B-10	Non-Standardized Total Return Year-to-Date

B-11	Non-Standardized One Year Return

B-12	Safekeeping of Account Assets

B-12	Conflicts of Interest with Other Separate Accounts

B-12	Taxes

B-13	State Regulation of the Company

B-13	Records and Reports

B-13	Legal Matters

B-13	Independent Registered Public Accounting Firm

B-14	Other Information

B-14	Financial Statements

31

Appendix

CONDENSED FINANCIAL INFORMATION

The Accumulation Unit Values and the number of Accumulation Units outstanding for each Subaccount are as follows:

For the period April 29, 1991 through December 31, 2004
	Money Market	Short- Term Investment- Grade	Total Bond Market Index	High Yield Bond	Balanced	Equity Income	Diversified Value
Accumulation unit value as of:
12/31/1995*	1.191	—	14.437	—	16.885	14.239	—
12/31/1996	1.250	—	14.882	10.871	19.532	16.820	—
12/31/1997	1.314	—	16.219	12.135	23.946	22.503	—
12/31/1998	1.381	—	17.546	12.576	26.729	26.365	—
12/31/1999	1.447	10.180	17.343	12.892	27.774	25.617	8.662
12/31/2000	1.536	10.974	19.237	12.579	30.541	28.424	10.879
12/31/2001	1.596	11.790	20.754	12.942	31.781	27.324	10.918
12/31/2002	1.618	12.488	22.400	13.098	29.537	23.481	9.333
12/31/2003	1.630	12.892	23.231	15.262	35.471	29.131	12.201
12/31/2004	1.646	13.119	24.135	16.513	39.356	32.911	14.653
Number of units outstanding as of:
12/31/1995	183,867	—	8,684	—	17,021	7,355	—
12/31/1996	246,219	—	9,395	3,042	17,307	9,260	—
12/31/1997	282,813	—	12,403	7,810	19,528	13,361	—
12/31/1998	387,603	—	18,252	10,817	21,507	15,409	—
12/31/1999	456,736	3,165	17,857	10,721	20,007	14,334	3,397
12/31/2000	528,543	6,000	18,332	9,742	16,672	11,262	5,810
12/31/2001	565,875	11,127	23,531	11,874	18,322	11,746	13,973
12/31/2002	546,943	18,963	26,190	12,440	19,265	11,584	14,046
12/31/2003	418,859	22,495	20,899	14,778	20,537	11,735	16,476
12/31/2004	636,958	30,102	40,981	23,068	45,920	20,501	25,483
(Units are shown in thousands)

32

For the period April 29, 1991 through December 31, 2004
	Total Stock Mkt. Index	Equity Index	Mid- Cap Index	Growth	Capital Growth	Small Company Growth	International	REIT Index
Accumulation unit value as of:
12/31/1995*	—	18.073	—	15.089	—	—	11.678	—
12/31/1996	—	22.098	—	19.057	—	9.725	13.319	—
12/31/1997	—	29.301	—	24.034	—	10.970	13.708	—
12/31/1998	—	37.565	—	33.697	—	11.792	16.226	—
12/31/1999	—	45.300	12.454	41.101	—	18.957	20.265	9.738
12/31/2000	—	41.052	14.640	32.753	—	21.872	18.834	12.251
12/31/2001	—	35.987	14.510	22.246	—	23.013	15.272	13.691
12/31/2002	—	27.936	12.339	14.211	—	17.420	12.596	14.124
12/31/2003	12.559	35.781	16.492	17.870	12.739	24.501	16.939	19.078
12/31/2004	14.093	39.528	19.783	19.109	14.940	28.165	20.168	24.824
Number of units outstanding as of:
12/31/1995	—	16,292	—	11,857	—	—	8,146	—
12/31/1996	—	19,360	—	15,744	—	5,362	12,435	—
12/31/1997	—	28,886	—	18,975	—	11,350	14,597	—
12/31/1998	—	28,884	—	23,656	—	11,841	14,564	—
12/31/1999	—	33,247	5,746	26,900	—	14,077	15,970	2,281
12/31/2000	—	31,161	13,486	27,577	—	19,483	17,227	4,174
12/31/2001	—	29,786	16,068	23,721	—	19,007	14,988	6,433
12/31/2002	—	28,067	17,688	19,903	—	18,622	14,564	10,127
12/31/2003	10,334	28,896	18,660	19,387	4,000	20,365	16,374	11,626
12/31/2004	8,142	38,523	24,049	28,142	8,974	28,486	27,398	14,559
(Units are shown in thousands)

*	Date of commencement of operations for the Total Bond Market Index and Equity Index Subaccounts was April 29, 1991, for the Money Market Subaccount was May 2, 1991, for the Balanced Subaccount was May 23, 1991, for the Equity Income and Growth Subaccounts was June 7, 1993, for the International Subaccount was June 3, 1994, for the High Yield Bond and Small Company Growth Subaccounts was June 3, 1996, for the Short-Term Investment-Grade, Diversified Value, Mid-Cap Index, and REIT Index Subaccounts was February 8, 1999, and for the Total Stock Market Index and Capital Growth Subaccounts was May 1, 2003.

33

PEOPLES BENEFIT LIFE INSURANCE COMPANY

SEPARATE ACCOUNT IV

STATEMENT OF ADDITIONAL INFORMATION

FOR THE

VANGUARD VARIABLE ANNUITY

OFFERED BY

PEOPLES BENEFIT LIFE INSURANCE COMPANY

(AN IOWA STOCK COMPANY)

ADMINISTRATIVE OFFICES

4333 EDGEWOOD ROAD NE

CEDAR RAPIDS, IOWA 52499

This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Vanguard Variable Annuity (the “Contract”) offered by Peoples Benefit Life Insurance Company (the “Company”). You may obtain a copy of the Prospectus dated August 31, 2005 by calling 800-522-5555, or writing to Vanguard Annuity and Insurance Services, P.O. Box 1105, Valley Forge, PA 19482-1105. Terms used in the current Prospectus for the Contract are incorporated in this Statement.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACT.

August 31, 2005

THE CONTRACT

In order to supplement the description in the Prospectus, the following provides additional information about the Contract which may be of interest to Contract Owners.

Computation of Variable Annuity Income Payments

Variable Annuity Income Payments are computed as follows. First, the Accumulated Value (or the portion of the Accumulated Value used to provide variable payments) is applied under the Annuity Table contained in the Contract corresponding to the Annuity Option elected by the Contract Owner and based on an assumed interest rate of 4%. This will produce a dollar amount which is the first monthly payment.

The amount of each Annuity Payment after the first is determined by means of Annuity Units. The number of Annuity Units is determined by dividing the first Annuity Payment by the Annuity Unit value for the selected Subaccount ten Business Days prior to the Income Date. The number of Annuity Units for the Subaccount then remains fixed, unless an exchange of Annuity Units (as set forth below) is made. After the first Annuity Payment, the dollar amount of each subsequent Annuity Payment is equal to the number of Annuity Units multiplied by the Annuity Unit value for the Subaccount ten Business Days before the due date of the Annuity Payment.

The Annuity Unit value for each Subaccount was initially established at $10.00 on the day money was first deposited in that Subaccount. The Annuity Unit value for any subsequent Business Day is equal to (a) times (b) times (c), where:

(a)	the Annuity Unit value for the immediately preceding Business Day;

(b)	the Net Investment Factor for the day;

(c)	the investment result adjustment factor (0.99989255 per day), which recognizes an assumed interest rate of 4% per year used in determining the Annuity Payment amounts.

The Net Investment Factor is a factor applied to a Subaccount that reflects daily changes in the value of the Subaccount due to:

(a)	any increase or decrease in the value of the Subaccount due to investment results;

(b)	a daily charge for the mortality and expense risks assumed by the Company corresponding to an annual rate of 0.20%; and

(c)	a daily charge for the cost of administering the Contract corresponding to an annual charge of 0.10%.

The Annuity Tables contained in the NA100A Contract are based on the 1983 Table “A” Mortality Table projected for mortality improvement to the year 2000 using Projection Scale G and an interest rate of 4% a year; except that in Massachusetts and Montana, the Annuity Tables contained in the Contract are based on a 60% female/40% male blending of the above, for all annuitants of either gender.

The Annuity Tables contained in the VVAP U 1001 Contract are based on a 4% effective annual Assumed Investment Return and the “Annuity 2000” (male, female, and unisex if required by law) mortality table projected for improvement using projection scale G (50% of G for females, 100% of G for males) with an assumed commencement date of 2005. Age adjustments apply for annuitizations after 2010. Unisex factors assume a 70% female, 30% male mix.

Adjusted Partial Withdrawal

The Adjusted Partial Withdrawal is the total amount the Death Benefit is adjusted as a result of any Partial Withdrawals taken from the Contract. It adjusts the Death Benefit in proportion to its relationship to the Accumulated Value of the Contract and the amount of the Partial Withdrawal. The Death Benefit is calculated by subtracting the Adjusted Partial Withdrawal amount from the Death Benefit amount prior to the Partial Withdrawal. The formula is as follows:

(a) divided by (b) = (c); (c) multiplied by (d) = Adjusted Partial Withdrawal amount

Where:

(a) = Death Benefit prior to the Partial Withdrawal;

(b) = Accumulated Value of the Contract prior to the Partial Withdrawal;

(c) = Adjustment factor;

(d) = Amount of Partial Withdrawal

Without application of the Adjusted Partial Withdrawal amount, the Company has the risk in a down market that a Contract Owner may withdraw most of his or her Accumulated Value and leave a sizable guaranteed minimum Death Benefit under the Return of Premium Death Benefit or Annual Step-up Death Benefit Riders. For example, suppose $100,000 is invested in the Contract with a Return of Premium Death Benefit elected and the market subsequently drops to $50,000. Without the Adjusted Partial Withdrawal, the Contract Owner could withdraw $49,000 and purchase a different annuity contract, leaving only $1,000 invested in the Contract with a $51,000 Death Benefit. The Company would retain a future Death Benefit liability with almost no money invested in the Contract to permit the Company to recover that future expense. The Adjusted Partial Withdrawal allows the Company to eliminate the risk described. In the foregoing example, the Contract Owner would only have a $2,000 Death Benefit after the withdrawal.

Conversely, in an up market, the Adjusted Partial Withdrawal will lower the guaranteed Death Benefit by an amount less than amount actually withdrawn. The Company would retain a future Death Benefit liability with no additional risk. Using the example above, assume the market subsequently rose to $150,000. Without the Adjusted Partial Withdrawal, the Contract Owner withdraws $50,000 and would have a guaranteed minimum Death Benefit remaining of $50,000. However, using the Adjusted Partial Withdrawal, the remaining guaranteed minimum Death Benefit would be $66,666.67.

Exchanges

After the Income Date, if a Variable Annuity Option has been chosen, the Contract Owner may, by making written request or by calling Vanguard Annuity and Insurance Services, exchange the current value of the existing Subaccount to Annuity Units of any other Subaccount then available. The request for the exchange must be received, however, at least 10 Business Days prior to the first payment date on which the exchange is to take effect. This exchange shall result in the same dollar amount of Annuity Payment on the date of exchange. The Contract Owner is limited to two substantive exchanges (at least 30 days apart) from a Portfolio (except the Money Market Portfolio) in any Contract Year, and the value of the Annuity Units exchanged must provide a monthly Annuity Payment of at least $100 at the time of the exchange. “Substantive” means a dollar amount that The Vanguard Group, Inc. determines, in its sole discretion, could adversely affect management of the Fund.

Exchanges will be made using the Annuity Unit value for the Subaccounts on the date the request for exchange is received by the Company. On the exchange date, the Company will establish a value for the current Subaccount by multiplying the Annuity Unit value by the number of Annuity Units in the existing Subaccount, and compute the number of Annuity Units for the new Subaccount by dividing the Annuity Unit value of the new Subaccount into the value previously calculated for the existing Subaccount.

Joint Annuitant

The Contract Owner may, in the Client Information Form or by written request at least 30 days prior to the Income Date, name a Joint Annuitant. Such Joint Annuitant must meet the Company’s underwriting requirements. If approved by the Company, the Joint Annuitant shall be named on the Contract Schedule or added by endorsement. An Annuitant or Joint Annuitant may not be replaced.

The Income Date shall be determined based on the date of birth of the Annuitant. If the Annuitant or Joint Annuitant dies prior to the Income Date, the survivor shall be the sole Annuitant. Another Joint Annuitant may not be designated. Payment to a Beneficiary shall not be made until the death of the surviving Annuitant.

GENERAL MATTERS

Non-Participating

The Contracts are non-participating. No dividends are payable and the Contracts will not share in the profits or surplus earnings of the Company.

Misstatement of Age or Sex

Depending on the state of issue of a Contract, the Company may require proof of age and/or sex before making Annuity Payments. If the Annuitant’s stated age, sex or both in the Contract are incorrect, the Company will change the Annuity Benefits payable to those which the Premium Payments would have purchased for the correct age and sex. In the case of correction of the stated age or sex after payments have commenced, the Company will: (1) in the case of underpayment, pay the full amount due with the next payment; or (2) in the case of overpayment, deduct the amount due from one or more future payments.

Assignment

Any Nonqualified Contract may be assigned by the Contract Owner prior to the Income Date and during the Annuitant’s lifetime. The Company is not responsible for the validity of any assignment. No assignment will be recognized until the Company receives written notice thereof. The interest of any Beneficiary which the assignor has the right to change shall be subordinate to the interest of an assignee. Any amount paid to the assignee shall be paid in one sum, notwithstanding any settlement agreement in effect at the time assignment was executed. The Company shall not be liable as to any payment or other settlement made by the Company before receipt of written notice.

Annuity Data

The Company will not be liable for obligations which depend on receiving information from a Payee until such information is received in a form satisfactory to the Company.

Annual Report

Once each Contract Year, the Company will send the Contract Owner an annual report of the current Accumulated Value allocated to each Subaccount; and any Premium Payments, charges, exchanges or withdrawals during the year. This report will also give the Contract Owner any other information required by law or regulation. The Contract Owner may ask for a report like this at any time.

Incontestability

This Contract is incontestable from the Contract Date, subject to the “Misstatement of Age or Sex” or “Misstatement of Age” provision.

Ownership

The Owner of the Contract on the Contract Date is the Annuitant, unless otherwise specified in the Client Information Form. The Owner may specify a new Owner by written notice at any time thereafter. The term Owner also includes any person named as a Joint Owner. A Joint Owner shares ownership in all respects with the Owner. During the Annuitant’s lifetime all rights and privileges under this Contract may be exercised solely by the Owner. Upon the death of the Owner(s), Ownership is retained by the surviving Joint Owner or passes to the Owner’s Designated Beneficiary, if one has been designated by the Owner. If no Owner’s Designated Beneficiary is designated or if no Owner’s Designated Beneficiary is living, the Owner’s Designated Beneficiary is the Owner’s estate. From time to time the Company may require proof that the Owner is still living.

DISTRIBUTION OF THE CONTRACT

We have entered into a distribution arrangement with The Vanguard Group, Inc., through its wholly owned subsidiary, Vanguard Marketing Corporation, is the principal distributor of the Contract. During the fiscal year ended December 31, 2004, each Portfolio incurred distribution and marketing expenses representing 0.01% (0.02% for the Money Market Portfolio, Short-Term Investment-Grade Portfolio, Total Bond Market Index Portfolio, High Yield Bond Portfolio, and REIT Index Portfolio) of each Portfolio’s average net assets. These expenses are guaranteed not to exceed 0.20% of each Portfolio’s average month-end net assets. A complete description of the services provided by Vanguard Marketing Corporation is found in the “Management of the Fund” section in the Fund’s Statement of Additional Information. The principal business address for The Vanguard Group, Inc. is 100 Vanguard Boulevard, Malvern, PA 19355.

PERFORMANCE INFORMATION

Performance information for the Subaccounts, including the yield and effective yield of the Money Market Subaccount, the yield of the remaining Subaccounts, and the total return of all Subaccounts, may appear in reports or promotional literature to current or prospective Contract Owners.

Subaccount Inception Dates

Where applicable, the following Subaccount inception dates are used in the calculation of performance figures: April 29, 1991 for the Equity Index Subaccount and the Total Bond Market Index Subaccount; May 2, 1991 for the Money Market Subaccount; May 23, 1991 for the Balanced Subaccount; June 7, 1993 for the Equity Income Subaccount and the Growth Subaccount; June 3, 1994 for the International Subaccount; June 3, 1996 for the High Yield Bond Subaccount and the Small Company Growth Subaccount; February 8, 1999 for the Diversified Value Subaccount and the Short-Term Investment-Grade Subaccount; February 9, 1999 for the Mid-Cap Index Subaccount and the REIT Index Subaccount; and May 1, 2003 for the Total Stock Market Index Subaccount and the Capital Growth Subaccount.

The underlying series of Vanguard Variable Insurance Fund in which the Mid-Cap Index Subaccount and the REIT Index Subaccount invest commenced operations on February 8, 1999 (and sold shares to these subaccounts on that day), but they held all of their assets in money market instruments until February 9, 1999, when performance measurement begins.

Money Market Subaccount Yields

Current yield for the Money Market Subaccount will be based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular 7-day period, less a pro-rata share of Subaccount expenses accrued over that period (the “base-period”), and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent.

Calculation of “effective yield” begins with the same “base period return” used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

Effective Yield = [(Base Period Return +1)365/7] -1

The yield of the Money Market Subaccount for the 7-day period ended December 31, 2004, was 2.10%.

30-Day Yield for Non-Money Market Subaccounts

Quotations of yield for the remaining Subaccounts will be based on all investment income per Unit earned during a particular 30-day period, less expenses accrued during the period (“net investment income”), and will be computed by dividing net investment income by the value of a Unit on the last day of the period, according to the following formula:

YIELD = 2[(a - b + 1)6 -1]

    c x d

Where:

[a]	equals the net investment income earned during the period by the Series attributable to shares owned by a Subaccount

[b]	equals the expenses accrued for the period (net of reimbursements)

[c]	equals the average daily number of Units outstanding during the period

[d]	equals the maximum offering price per Accumulation Unit on the last day of the period

Yield on the Subaccount is earned from the increase in net asset value of shares of the Series in which the Subaccount invests and from dividends declared and paid by the Series, which are automatically reinvested in shares of the Series.

The yield of each Subaccount for the 30-day period ended December 31, 2004, is set forth below. Yields are calculated daily for each Subaccount. Premiums and discounts on asset-backed securities are not amortized.

Short-Term Investment-Grade Subaccount	3.30%
Total Bond Market Index Subaccount	4.16%
High Yield Bond Subaccount	5.76%
Balanced Subaccount	2.55%
Equity Income Subaccount	2.60%
Diversified Value Subaccount	2.12%
Total Stock Market Index Subaccount	1.33%
Mid-Cap Index Subaccount	1.02%
Equity Index Subaccount	1.60%
Growth Subaccount	0.40%
Capital Growth Subaccount	0.66%
Small Company Growth Subaccount	0.20%
International Subaccount	—
REIT Index Subaccount	— *

*	This dividend yield includes some payments that represent a return of capital by underlying REITs. The amount of the return of capital is determined by each REIT only after its fiscal year-end.

Standardized Average Annual Total Return

When advertising performance of the Subaccounts, the Company will show the “Standardized Average Annual Total Return,” calculated as prescribed by the rules of the SEC, for each Subaccount. The Standardized Average Annual Total Return is the effective annual compounded rate of return that would have produced the cash redemption value over the stated period had the performance remained constant throughout. The calculation assumes a single $1,000 payment made at the beginning of the period and full redemption at the end of the period. It reflects the deduction of all applicable sales loads or sales charges, the Annual Contract Maintenance Fee and all other Portfolio, Separate Account and Contract level charges except Premium Taxes, if any. In calculating performance information, the Annual Contract Maintenance Fee is reflected as a percentage equal to the total amount of fees collected during a year divided by the total average net assets of the Portfolios during the same year. The fee is assumed to remain the same in each year of the applicable period. The fee is prorated to reflect only the remaining portion of the calendar year of purchase. Thereafter, the fee is deducted annually.

Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of one, three, five and 10 years (or, if less, up to the life of the Subaccount) and year-to-date, six months to date, month-to-date, and quarter-to-date, calculated pursuant to the formula:

P(1 + T)n = ERV

Where:

(1)	[P] equals a hypothetical Initial Premium Payment of $1,000

(2)	[T] equals an average annual total return

(3)	[n] equals the number of years

(4)	[ERV] equals the ending redeemable value of a hypothetical $1,000 Premium Payment made at the beginning of the period (or fractional portion thereof)

The following tables show the average annual total return for the Subaccounts for the period beginning at the inception of each Subaccount and ending on December 31, 2004.

Standardized Average Annual Total Return

For Period Ending December 31, 2004

Annual Step-Up Death Benefit Option

(Total Annual Separate Account Expenses: 0.42%)

	1 Year	3 years	5 Years	10 Years	Year to Date	Year Ended 12/31/03	Since Subaccount Inception*
Money Market Subaccount	0.81%	0.89%	2.50%	3.76%	0.81%	0.81%	3.68%
Short Term Investment-Grade Subaccount	1.61%	3.49%	5.10%	—	1.61%	1.61%	4.61%
Total Bond Market Index Subaccount	3.74%	5.03%	6.73%	6.91%	3.74%	3.74%	6.62%
High Yield Bond Subaccount	8.04%	8.33%	4.97%	—	8.04%	8.04%	5.95%
Balanced Subaccount	10.79%	7.26%	7.12%	11.82%	10.79%	10.79%	10.57%
Equity Income Subaccount	12.81%	6.27%	5.04%	12.26%	12.81%	12.81%	10.80%
Diversified Value Subaccount	19.92%	10.17%	10.98%	—	19.92%	19.92%	6.60%
Total Stock Market Index Subaccount	12.04%	—	—	—	12.04%	12.04%	19.76%
Equity Index Subaccount	10.31%	3.05%	-2.78%	11.52%	10.31%	10.31%	10.55%
Mid-Cap Index Subaccount	19.78%	10.76%	9.59%	—	19.78%	19.78%	12.18%
Growth Subaccount	6.77%	-5.05%	-14.28%	5.66%	6.77%	6.77%	5.72%
Capital Growth Subaccount	17.10%	—	—	—	17.10%	17.10%	21.64%
Small Company Growth Subaccount	14.78%	6.84%	8.14%	—	14.78%	14.78%	12.76%
International Subaccount	18.88%	9.57%	-0.19%	7.08%	18.88%	18.88%	6.81%
REIT Index Subaccount	29.93%	21.80%	20.47%	—	29.93%	29.93%	16.59%

*	Refer to “Subaccount Inception Dates” under the “PERFORMANCE INFORMATION” section of this Statement of Additional Information.

	Month to date	Quarter to date	6 Months to date
Money Market Subaccount	0.14%	0.36%	0.59%
Short-Term Investment-Grade Subaccount	0.44%	0.27%	1.70%
Total Bond Market Index Subaccount	0.84%	0.86%	3.95%
High Yield Bond Subaccount	0.97%	3.09%	7.41%
Balanced Subaccount	2.72%	6.59%	8.15%
Equity Income Subaccount	3.31%	8.91%	9.90%
Diversified Value Subaccount	3.56%	11.04%	12.30%
Total Stock Market Index Subaccount	3.62%	10.22%	8.06%
Equity Index Subaccount	3.40%	9.11%	6.93%
Mid-Cap Index Subaccount	4.19%	14.70%	13.54%
Growth Subaccount	3.60%	9.98%	3.42%
Capital Growth Subaccount	3.61%	9.33%	8.19%
Small Company Growth Subaccount	4.53%	14.74%	8.66%
International Subaccount	4.37%	14.05%	14.62%
REIT Index Subaccount	4.71%	14.81%	24.06%

All total return figures reflect the deduction of the administrative charge, and the mortality and expense risk charge. The SEC requires that an assumption be made that the Contract Owner surrenders the entire Contract at the end of the 1-, 5- and 10-year periods (or, if less, up to the life of the Subaccount) for which performance is required to be calculated.

Performance information for a Subaccount may be compared, in reports and promotional literature, to: (i) the Standard & Poor’s 500 Stock Index (“S&P 500”), Dow Jones Industrial Average (“DJIA”), Donoghue Money Market Institutional Averages, or other indices that measure performance of a pertinent group of securities so that investors may compare a Subaccount’s results with those of a group of securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, a widely-used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank such investment companies on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Contract. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Accumulation Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the portfolio of the Fund in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

Reports and marketing materials may, from time to time, include information concerning the rating of Peoples Benefit Life Insurance Company as determined by A.M. Best, Moody’s, Standard & Poor’s or other recognized rating services. Reports and promotional literature may also contain other information including (i) the ranking of any Subaccount derived from rankings of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services or by other rating services, companies, publications, or other persons who rank separate accounts or other investment products on overall performance or other criteria, and (ii) the effect of tax deferred compounding on a Subaccount’s investment returns, or returns in general, which may be illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a Contract (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a taxable basis.

ADDITIONAL PERFORMANCE MEASURES

Non-Standardized Cumulative Total Return and Non-Standardized Average Annual Total Return

The Company may show a Non-Standardized Cumulative Total Return (i.e., the percentage change in the value of an Accumulation Unit) for one or more Subaccounts with respect to one or more periods. The Company may also show Non-Standardized Average Annual Total Return (i.e., the average annual change in Accumulation Unit Value) with respect to one or more periods. For one year and periods less than one year, the Non- Standardized Cumulative Total Return and the Non-Standardized Average Annual Total Return are effective annual rates of return and are equal. For periods greater than one year, the Non-Standardized Average Annual Total Return is the effective annual compounded rate of return for the periods stated. Because the value of an Accumulation Unit reflects the Separate Account and Portfolio expenses (see Fee Table in the Prospectus), the Non-Standardized Cumulative Total Return and Non-Standardized Average Annual Total Return also reflect these expenses. However, these percentages do not reflect the Annual Contract Maintenance Fee or Premium Taxes (if any), which, if included, would reduce the percentages reported by the Company.

Non-Standardized Cumulative Total Return

For Period Ending 12/31/2004

Annual Step-Up Death Benefit Option

(Total Annual Separate Account Expenses: 0.42%)

	Month to date	Quarter to date	6 Months to date	One Year	Since Subaccount Inception*
Money Market Subaccount	0.14%	0.36%	0.59%	0.84%	64.57%
Short-Term Investment-Grade Subaccount	0.44%	0.27%	1.70%	1.64%	30.55%
Total Bond Market Index Subaccount	0.84%	0.86%	3.95%	3.77%	141.25%
High Yield Bond Subaccount	0.97%	3.09%	7.41%	8.07%	64.28%
Balanced Subaccount	2.72%	6.59%	8.15%	10.82%	294.02%
Equity Income Subaccount	3.31%	8.91%	9.90%	12.84%	228.60%
Diversified Value Subaccount	3.56%	11.04%	12.30%	19.96%	45.87%
Total Stock Market Index Subaccount	3.62%	10.22%	8.06%	12.08%	42.93%
Equity Index Subaccount	3.40%	9.11%	6.93%	10.34%	295.77%
Mid-Cap Index Subaccount	4.19%	14.70%	13.54%	19.81%	96.93%
Growth Subaccount	3.60%	9.98%	3.42%	6.80%	90.79%
Capital Growth Subaccount	3.61%	9.33%	8.19%	17.13%	50.27%
Small Company Growth Subaccount	4.53%	14.74%	8.66%	14.82%	180.39%
International Subaccount	4.37%	14.05%	14.62%	18.92%	101.13%
REIT Index Subaccount	4.71%	14.81%	24.06%	29.97%	147.12%

*	Refer to “Subaccount Inception Dates” under the “PERFORMANCE INFORMATION” section of this Statement of Additional Information.

Non-Standardized Average Annual Total Returns

For Period Ending 12/31/2004

Annual Step-Up Death Benefit Option

(Total Annual Separate Account Expenses: 0.42%)

	One Year	Three Year	Five Year	Since Subaccount Inception*
Money Market Subaccount	0.84%	0.91%	2.51%	3.71%
Short-Term Investment-Grade Subaccount	1.64%	3.51%	5.11%	4.63%
Total Bond Market Index Subaccount	3.77%	5.05%	6.74%	6.65%
High Yield Bond Subaccount	8.07%	8.34%	4.99%	5.96%
Balanced Subaccount	10.82%	7.28%	7.13%	10.60%
Equity Income Subaccount	12.84%	6.29%	5.06%	10.82%
Diversified Value Subaccount	19.96%	10.18%	10.99%	6.62%
Total Stock Market Index Subaccount	12.08%	—	—	19.79%
Equity Index Subaccount	10.34%	3.07%	-2.77%	10.58%
Mid-Cap Index Subaccount	19.81%	10.78%	9.60%	12.19%
Growth Subaccount	6.80%	-5.04%	-14.27%	5.74%
Capital Growth Subaccount	17.13%	—	—	21.67%
Small Company Growth Subaccount	14.82%	6.86%	8.15%	12.77%
International Subaccount	18.92%	9.59%	-0.18%	6.83%
REIT Index Subaccount	29.97%	21.82%	20.48%	16.60%

*	Refer to “Subaccount Inception Dates” under the “PERFORMANCE INFORMATION” section of this Statement of Additional Information.

Non-Standardized Total Return Year-to-Date

The Company may show Non-Standardized Total Return Year-to-Date as of a particular date, or simply Total Return YTD, for one or more Subaccounts with respect to one or more non-standardized base periods commencing at the beginning of a calendar year. Total Return YTD figures reflect the percentage change in actual Accumulation Unit Values during the relevant period. These percentages reflect a deduction for the Separate Account and Portfolio expenses, but do not include the Annual Contract Maintenance Fee or Premium Taxes (if any), which, if included, would reduce the percentages reported by the Company.

Non-Standardized Total Return Year-to-Date

For Period Ending 12/31/2004

Annual Step-Up Death Benefit Option

(Total Annual Separate Account Expenses: 0.42%)

Total Return YTD as of 12/31/2004
Money Market Subaccount	0.84%
Short-Term Investment-Grade Subaccount	1.64%
Total Bond Market Index Subaccount	3.77%
High Yield Bond Subaccount	8.07%
Balanced Subaccount	10.82%
Equity Income Subaccount	12.84%
Diversified Value Subaccount	19.96%
Total Stock Market Index Subaccount	12.08%
Equity Index Subaccount	10.34%
Mid-Cap Index Subaccount	19.81%
Growth Subaccount	6.80%
Capital Growth Subaccount	17.13%
Small Company Growth Subaccount	14.82%
International Subaccount	18.92%
REIT Index Subaccount	29.97%

Non Standardized One Year Return

The Company may show Non-Standardized One Year Return, for one or more Subaccounts with respect to one or more non-standardized base periods commencing at the beginning of a calendar year (or date of inception, if during the relevant year) and ending at the end of such calendar year. One Year Return figures reflect the percentage change in actual Accumulation Unit Values during the relevant period. These percentages reflect a deduction for the Separate Account and Portfolio expenses, but do not include the Annual Contract Maintenance Fee or Premium Taxes (if any), which if included would reduce the percentages reported by the Company.

Non-Standardized One Year Return

Annual Step-Up Death Benefit Option

(Total Annual Separate Account Expenses: 0.42%)

	2004	2003	2002	2001	2000	1999	1998
Money Market Subaccount	0.84%	0.59%	1.38%	3.92%	6.04%	4.75%	5.07%
Short-Term Investment-Grade Subaccount	1.64%	3.13%	5.91%	7.43%	7.74%	—	—
Total Bond Market Index Subaccount	3.77%	3.60%	7.93%	7.87%	10.85%	-1.23%	7.87%
High Yield Bond Subaccount	8.09%	16.45%	1.20%	2.83%	-2.48%	2.46%	3.63%
Balanced Subaccount	10.82%	20.03%	-7.06%	4.00%	9.93%	3.89%	11.61%
Equity Income Subaccount	12.84%	24.02%	-14.07%	-3.94%	10.95%	-2.94%	17.19%
Diversified Value Subaccount	19.96%	30.70%	-14.52%	0.33%	25.60%	—	—
Total Stock Market Index Subaccount	12.08%	—	—	—	—	—	—
Equity Index Subaccount	10.34%	28.05%	-22.37%	-12.43%	-9.47%	20.62%	28.25%
Mid-Cap Index Subaccount	19.81%	33.64%	-14.96%	-0.95%	17.50%	—	—
Growth Subaccount	6.80%	25.71%	-36.12%	-32.26%	-20.44%	22.00%	40.32%
Capital Growth Subaccount	17.13%	36.82%	—	—	—	—	—
Small Company Growth Subaccount	14.82%	40.65%	-24.30%	5.16%	15.37%	60.91%	7.52%
International Subaccount	18.92%	34.46%	-17.52%	-19.04%	-7.12%	24.96%	18.39%
REIT Index Subaccount	29.97%	35.06%	3.16%	11.71%	25.87%	—	—

	1997	1996	1995	1994	1993	1992
Money Market Subaccount	5.12%	4.98%	5.42%	3.73%	2.55%	3.18%
Short-Term Investment-Grade Subaccount	—	—	—	—	—	—
Total Bond Market Index Subaccount	8.97%	3.09%	17.57%	-3.15%	8.91%	5.89%
High Yield Bond Subaccount	11.64%	—	—	—	—	—
Balanced Subaccount	22.69%	15.79%	31.97%	-1.08%	12.69%	6.69%
Equity Income Subaccount	33.95%	18.25%	38.44%	-1.71%	—	—
Diversified Value Subaccount	—	—	—	—	—	—
Total Stock Market Index Subaccount	—	—	—	—	—	—
Equity Index Subaccount	32.73%	22.41%	36.91%	0.67%	9.39%	6.88%
Mid-Cap Index Subaccount	—	—	—	—	—	—
Growth Subaccount	26.21%	26.45%	37.87%	3.82%	—	—
Capital Growth Subaccount	—	—	—	—	—	—
Small Company Growth Subaccount	12.87%	—	—	—	—	—
International Subaccount	2.91%	14.15%	15.43%	—	—	—
REIT Index Subaccount	—	—	—	—	—	—

SAFEKEEPING OF ACCOUNT ASSETS

Title to assets of the Separate Account is held by the Company. The assets are kept physically segregated and held separate and apart from the Company’s general account assets. Records are maintained of all purchases and redemptions of eligible Portfolio shares held by each of the Subaccounts.

CONFLICTS OF INTEREST WITH OTHER SEPARATE ACCOUNTS

The Portfolios may be made available to registered separate accounts offering variable annuity and variable life products of the Company or other insurance companies. Although the Company believes it is unlikely, a material conflict could arise between the interests of the Separate Account and one or more of the other participating separate accounts. In the event a material conflict does exist, the affected insurance companies agree to take any necessary steps, including removing their separate accounts from the Fund if required by law, to resolve the matter.

TAXES

The Company is taxed as a life insurance company under Part I of Subchapter L of the Internal Revenue Code. Since the Separate Account is not a separate entity from the Company and its operations form a part of the Company, the Separate Account will not be taxed separately as a “regulated investment company” under Subchapter M of the Internal Revenue Code. Investment income and realized capital gains on the assets of the Separate Account are reinvested and taken into account in determining the Accumulated Value. Under existing federal income tax law, the Separate Account’s investment income, including realized net capital gains, is not taxed to the Company. The Company reserves the right to make a deduction for taxes should they be imposed with respect to such items in the future.

Under present laws, the Company will incur state or local taxes in several states. If there is a change in state or local tax laws, the Company may make charges for such taxes. At present time, the Company does not charge the Contract Owner for these other taxes. If there is a change in state or local tax laws, charges for such taxes may be made. The Company does not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the reserves under the Contracts. Based upon these expectations, no charge is currently being made to the Separate Account for corporate federal income taxes that may be attributable to the Separate Account.

The Company will periodically review the question of a charge to the Separate Account for corporate federal income taxes related to the Separate Account. Such a charge may be made in future years for any federal income taxes the Company incurs. This might become necessary if the Company ultimately determines that its tax treatment is not what it currently believes it to be, if there are changes in the federal income tax treatment of annuities at the corporate level, or if there is a change in the Company’s tax status. If the Company should incur federal income taxes attributable to investment income or capital gains retained as part of the reserves under the Contracts, the Accumulated Value of the Contract would be correspondingly adjusted by any provision or charge for such taxes.

STATE REGULATION OF THE COMPANY

The Company is a stock life insurance company organized under the laws of Iowa, and is subject to regulation by the Iowa Insurance Division. An annual statement in a prescribed form is filed with Iowa Insurance Division on or before March 1 of each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding calendar year. Periodically, the Iowa Insurance Division examines the financial condition of the Company, including the liabilities and reserves of the Separate Account.

RECORDS AND REPORTS

All records and accounts relating to the Separate Account will be maintained by the Company or by its administrator, The Vanguard Group, Inc. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, the Company will mail to all Contract Owners at their last known address of record, at least semiannually, reports containing such information as may be required under that Act or by any other applicable law or regulation.

LEGAL MATTERS

The law firm of Morgan, Lewis & Bockius LLP, of Washington, D.C., has provided legal advice concerning the issue and sale of the Contract under the applicable federal securities laws.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The statutory-basis financial statements and schedules of Peoples Benefit Life Insurance Company and the audited financial statements of certain subaccounts of the Separate Account have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, Suite 3400, 801 Grand Avenue, Des Moines, Iowa 50309. The Financial statements audited by Ernst & Young LLP are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

The financial statements of the Separate Account at December 31, 2004 and for the periods disclosed in the financial statements, and the financial statements and schedules of Peoples Benefit Life Insurance Company at December 31, 2004 and 2003, and for each of the three years in the period ended December 31, 2004, appearing herein, have been audited by Ernst & Young LLP, Suite 3400, 801 Grand Avenue, Des Moines, Iowa 50309, Independent Registered Public Accounting Firm, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

OTHER INFORMATION

A Registration Statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

FINANCIAL STATEMENTS

The audited financial statements of the subaccounts of the Separate Account which are available for investment by Vanguard Variable Annuity Contract Owners as of December 31, 2004, including the Report of Independent Registered Public Accounting Firm thereon, are included in this Statement of Additional Information.

The audited statutory-basis financial statements of the Company as of December 31, 2004 and 2003 and for each of the three years in the period ended December 31, 2004, including the Report of Independent Registered Public Accounting Firm thereon, which are also included in this Statement of Additional Information, should be distinguished from the financial statements of subaccounts of the Separate Account which are available for investment by Vanguard Variable Annuity Contract Owners and should be considered only as bearing on the ability of the Company to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

FINANCIAL STATEMENTS AND SCHEDULES – STATUTORY BASIS

Peoples Benefit Life Insurance Company

Years Ended December 31, 2004, 2003, and 2002

Peoples Benefit Life Insurance Company

Financial Statements and Schedules – Statutory Basis

Years Ended December 31, 2004, 2003, and 2002

Report of Independent Registered Public Accounting Firm

The Board of Directors

Peoples Benefit Life Insurance Company

We have audited the accompanying statutory-basis balance sheets of Peoples Benefit Life Insurance Company (an indirect wholly-owned subsidiary of AEGON N.V.) as of December 31, 2004 and 2003, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2004. Our audits also included the statutory-basis financial statement schedules required by Regulation S-X, Article 7. These financial statements and schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, whose practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of

Peoples Benefit Life Insurance Company at December 31, 2004 and 2003, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2004.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Peoples Benefit Life Insurance Company at December 31, 2004 and 2003, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2004, in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 2 to the financial statements, in 2002 Peoples Benefit Life Insurance Company changed various accounting policies to be in accordance with Actuarial Guideline 39. Also as discussed in Note 2 to the financial statements, in 2003 Peoples Benefit Life Insurance Company changed its accounting policy for derivative instruments.

/s/ Ernst & Young LLP

Des Moines, Iowa

February 18, 2005

Peoples Benefit Life Insurance Company

Balance Sheets – Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

	December 31
	2004	2003
Admitted assets
Cash and invested assets:
Cash and short-term investments	$174,544	$129,953
Bonds	4,323,656	4,190,377
Preferred stocks:
Unaffiliated	7,915	4,915
Affiliated	51,926	—
Common stocks:
Unaffiliated (cost: 2004 – $1,843; 2003 – $70,291)	1,882	100,185
Affiliated (cost: 2004 – $6,312; 2003 – $4,511)	2,263	2,816
Mortgage loans on real estate	587,506	706,901
Real estate, at cost less allowances for depreciation (2004 - $0; 2003 - $507)	7,521	7,042
Policy loans	151,651	154,194
Receivable for securities	—	4,990
Other invested assets	327,064	353,681

Total cash and invested assets	5,635,928	5,655,054

Premiums deferred and uncollected	52,574	47,571
Reinsurance receivable	1,785	1,271
Accrued investment income	58,716	59,779
Net deferred income tax asset	28,884	45,582
Receivable from parent, subsidiaries and affiliates	50,000	26,000
Other assets	37,323	11,181
Separate account assets	8,457,916	7,593,842

Total admitted assets	$14,323,126	$13,440,280

	December 31
	2004	2003
Liabilities and capital and surplus
Liabilities:
Aggregate reserves for policies and contracts:
Life	$1,007,307	$1,119,719
Annuity	2,592,840	2,682,393
Accident and health	60,119	59,451
Policy and contract claim reserves:
Life	16,638	22,233
Accident and health	31,272	29,461
Liability for deposit-type contracts	1,051,547	1,152,327
Interest maintenance reserve	4,249	—
Other policyholders’ funds	2,247	2,931
Remittances and items not allocated	2,360	367
Asset valuation reserve	117,327	140,666
Commissions and expense allowances payable on reinsurance assumed	771	943
Payable to affiliates	88,442	65,963
Payable for securities	219,830	68,281
Transfers to separate accounts due or accrued	(8,667)	(30,806)
Federal income taxes payable	3,908	212
Other liabilities	59,968	57,199
Separate account liabilities	8,457,916	7,593,842

Total liabilities	13,708,074	12,965,182

Capital and surplus:
Common stock, $11 per share par value, 1,145,000 shares authorized, issued and outstanding	12,595	12,595
Preferred stock, $11 per share par value, $240 per share liquidation value, 2,290,000 shares authorized, issued and outstanding	25,190	25,190
Paid-in surplus	2,583	2,583
Unassigned surplus	574,684	434,730

Total capital and surplus	615,052	475,098

Total liabilities and capital and surplus	$14,323,126	$13,440,280

See accompanying notes.

Peoples Benefit Life Insurance Company

Statements of Operations – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2004	2003	2002
Revenues:
Premiums and other considerations, net of reinsurance:
Life	$137,555	$152,615	$147,626
Annuity	629,391	476,287	969,263
Accident and health	154,093	149,256	139,862
Net investment income	290,528	303,002	360,560
Amortization of interest maintenance reserve	(766)	(1,447)	(1,939)
Commissions and expense allowances on reinsurance ceded	13,943	9,402	9,627
Separate account fee income	19,637	22,304	16,935
Reinsurance reserve recapture	88,102	—	—
Other	3,456	1,335	1,115

	1,335,939	1,112,754	1,643,049
Benefits and expenses:
Benefits paid or provided for:
Life and accident and health	195,328	206,593	181,334
Surrender benefits	672,283	732,050	676,407
Other benefits	210,183	210,627	222,459
Increase (decrease) in aggregate reserves for policies and contracts:
Life	(25,578)	(10,462)	(13,790)
Annuity	(88,377)	(83,675)	6,718
Accident and health	760	(13,169)	3,953

	964,599	1,041,964	1,077,081
Insurance expenses:
Commissions	43,536	46,493	37,122
General insurance expenses	65,077	91,383	73,800
Taxes, licenses and fees	8,751	9,204	2,220
Net transfers to (from) separate accounts	58,334	(136,835)	362,137
Consideration on reinsurance recaptured	81,322	—	—
Other expenses	203	1,442	(308)

	257,223	11,687	474,971

Total benefits and expenses	1,221,822	1,053,651	1,552,052

Gain from operations before dividends to policyholders, federal income tax expense (benefit) and net realized capital gains (losses) on investments	114,117	59,103	90,997
Dividends to policyholders	(67)	(9)	169

Gain from operations before federal income tax expense (benefit) and net realized capital gains (losses) on investments	114,184	59,112	90,828
Federal income tax expense (benefit)	(10,584)	7,967	13,138

Gain from operations before net realized capital gains (losses) on investments	124,768	51,145	77,690
Net realized capital gains (losses) on investments (net of related federal income taxes and amounts transferred to/from interest maintenance reserve)	13,964	(44,688)	(54,446)

Net income	$138,732	$6,457	$23,244

See accompanying notes.

Peoples Benefit Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis

(Dollars in Thousands)

	Common Stock	Preferred Stock	Paid-in Surplus	Unassigned Surplus	Total Capital and Surplus
Balance at January 1, 2002	$12,595	$25,190	$2,583	$304,025	$344,393
Cumulative effect of change in accounting principles	—	—	—	(34)	(34)
Net income	—	—	—	23,244	23,244
Change in net unrealized capital gains/losses	—	—	—	(76,173)	(76,173)
Change in non-admitted assets	—	—	—	(40,120)	(40,120)
Change in liability for reinsurance in unauthorized companies	—	—	—	(2,905)	(2,905)
Change in asset valuation reserve	—	—	—	87,825	87,825
Change in surplus in separate accounts	—	—	—	(40)	(40)
Change in net deferred income tax asset	—	—	—	40,978	40,978
Tax benefits on stock options exercised	—	—	—	64	64
Other	—	—	—	911	911

Balance at December 31, 2002	12,595	25,190	2,583	337,775	378,143
Net income	—	—	—	6,457	6,457
Change in net unrealized capital gains/losses	—	—	—	102,709	102,709
Change in non-admitted assets	—	—	—	67,024	67,024
Change in liability for reinsurance in unauthorized companies	—	—	—	3,084	3,084
Change in asset valuation reserve	—	—	—	(58,892)	(58,892)
Change in surplus in separate accounts	—	—	—	48	48
Change in net deferred income tax asset	—	—	—	(24,045)	(24,045)
Reinsurance transactions	—	—	—	559	559
Tax benefits on stock options exercised	—	—	—	11	11

Balance at December 31, 2003	12,595	25,190	2,583	434,730	475,098
Net income	—	—	—	138,732	138,732
Change in net unrealized capital gains/losses	—	—	—	(10,951)	(10,951)
Change in non-admitted assets	—	—	—	17,406	17,406
Change in asset valuation reserve	—	—	—	23,339	23,339
Change in net deferred income tax asset	—	—	—	(29,557)	(29,557)
Tax benefits on stock options exercised	—	—	—	32	32
Reinsurance transactions	—	—	—	(72)	(72)
Contributed surplus related to stock appreciation rights plan of indirect parent	—	—	—	1,025	1,025

Balance at December 31, 2004	$12,595	$25,190	$2,583	$574,684	$615,052

See accompanying notes.

Peoples Benefit Life Insurance Company

Statements of Cash Flow – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2004	2003	2002
Operating activities
Premiums collected, net of reinsurance	$916,897	$771,774	$1,236,942
Net investment income received	299,100	313,980	364,526
Miscellaneous income	36,940	28,419	40,302
Benefit and loss related payments	(999,000)	(1,135,610)	(1,065,385)
Net transfers to (from) separate accounts	(33,253)	111,039	(359,867)
Commissions and other expenses paid	(116,906)	(157,762)	(123,160)
Consideration on reinsurance recaptured	(81,322)	—	—
Dividends paid to policyholders	(91)	(153)	(178)
Federal and foreign income taxes received (paid)	(1,508)	33,248	(34,781)

Net cash provided by (used in) operating activities	20,857	(35,065)	58,399

Investing activities
Proceeds from investments sold, matured or repaid:
Bonds	3,896,060	4,623,062	3,550,240
Stocks	122,200	44,791	284,952
Mortgage loans	154,826	318,663	395,240
Real estate	7,249	4,037	223
Other invested assets	72,740	52,390	41,925
Miscellaneous proceeds	220,185	90,230	35,458

Total investment proceeds	4,473,260	5,133,173	4,308,038

Cost of investments acquired:
Bonds	(4,032,778)	(4,016,170)	(3,986,075)
Stocks	(76,565)	(38,329)	(202,560)
Mortgage loans	(34,587)	(1,310)	(18,013)
Real estate	(7,521)	3,617	(10,161)
Other invested assets	(25,015)	(48,827)	(68,773)
Miscellaneous applications	—	(341,099)	(44,501)

Total cost of investments acquired	(4,176,466)	(4,442,118)	(4,330,083)
Net decrease in policy loans	2,543	5,344	4,698

Net cost of investments acquired	(4,173,923)	(4,436,774)	(4,325,385)

Net cash provided by (used in) investing activities	299,337	696,399	(17,347)

Financing and miscellaneous activities
Deposits on deposit-type contract funds and other liabilities	—	—	18,594
Withdrawals on deposit-type contract funds and other liabilities without life or disability contingencies	(35,025)	(662,855)	(128,656)
Other cash provided (used)	(240,578)	114,184	72,146

Net cash used in financing and miscellaneous activities	(275,603)	(548,671)	(37,916)

Net increase in cash and short-term investments	44,591	112,663	3,136

Cash and short-term investments:
Beginning of year	129,953	17,290	14,154

End of year	$174,544	$129,953	$17,290

See accompanying notes.

Peoples Benefit Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

December 31, 2004

1. Organization and Summary of Significant Accounting Policies

Organization

Peoples Benefit Life Insurance Company (the Company) is a stock life and health insurance company. The Company is directly owned by Monumental Life Insurance Company (76%), Capital Liberty Limited Partnership (CLLP) (20%), and Commonwealth General Corporation (4%). CLLP also owns 100% of the preferred stock of the Company. Each of these companies are indirect, wholly-owned subsidiaries of AEGON N.V., a holding company organized under the laws of The Netherlands.

Nature of Business

The Company sells and services life and accident and health insurance products, primarily utilizing direct response methods, such as television, telephone, mail and third-party programs to reach low to middle-income households nationwide. The Company also sells and services group and individual accumulation products and guaranteed interest contracts and funding agreements, primarily utilizing brokers, fund managers, financial planners, stock brokerage firms and a mutual fund.

Basis of Presentation

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are:

Peoples Benefit Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Investments: Investments in bonds and mandatory redeemable preferred stocks are reported at amortized cost or market value based on their rating by the National Association of Insurance Commissioners (NAIC); for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of capital and surplus for those designated as available-for-sale.

All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the undiscounted estimated future cash flows. For GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to fair value. If high credit quality securities are adjusted, the retrospective method is used.

Derivative instruments that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. Embedded derivatives are not accounted for separately from the host contract. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is accounted for separately from the host contract and valued and reported at fair value, and the change in fair value for cash flow hedges is credited or charged directly to unassigned surplus rather than to income as required for fair value hedges. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value and the changes in the fair value are recorded as unrealized gains and losses.

Derivative instruments are also used in replication transactions. In these transactions, the derivative is valued in a manner consistent with the cash investment and replicated asset. For GAAP, the derivative is reported at fair value with changes in fair value reported in income.

Peoples Benefit Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Investments in real estate are reported net of related obligations rather than on a gross basis. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses include rent for the Company’s occupancy of those properties. Changes between depreciated cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

Valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.

Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan. That net deferral is reported as the “interest maintenance reserve” (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses would be reported in the statement of operations on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

Peoples Benefit Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

The “asset valuation reserve” (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

Separate Accounts With Guarantees: Some of the Company’s separate accounts provide policyholders with a guaranteed return. These separate accounts are included in the general account for GAAP due to the nature of the guaranteed return.

Nonadmitted Assets: Certain assets designated as “nonadmitted” are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet.

Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and benefits incurred represent the total of surrender and death benefits paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium income or benefits paid. Interest on these policies is reflected in other benefits. Under GAAP, for universal life, premiums received in excess of policy charges would not be recognized as premium revenue

Peoples Benefit Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability.

Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

Reinsurance: A liability for reinsurance balances has been provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Deferred Income Taxes: Deferred income tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross deferred income tax assets expected to be realized within one year of the balance sheet date or 10 percent of capital and surplus excluding any net deferred income tax assets, electronic data processing equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities. The remaining deferred income tax assets are nonadmitted. Deferred income taxes do not include amounts for state taxes. Under GAAP, state taxes are included in the computation of deferred income taxes, a deferred income tax asset is recorded for the amount of gross deferred income tax assets expected to be realized in future years, and a valuation allowance is established for deferred income tax assets not realizable.

Peoples Benefit Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Statements of Cash Flow: Cash, cash equivalents, and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year of less. Under GAAP, the corresponding caption of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

The effects of these variances have not been determined by the Company, but are presumed to be material.

Investments

Investments in bonds (except those to which the Securities Valuation Office of the NAIC has ascribed a designation of an NAIC 6), mortgage loans on real estate and short-term investments are reported at cost adjusted for amortization of premiums and accretion of discounts. Amortization is computed using methods which result in a level yield over the expected life of the security. The Company reviews its prepayment assumptions on mortgage and other asset-backed securities at regular intervals and adjusts amortization rates retrospectively when such assumptions are changed due to experience and/or expected future patterns. Investments in both affiliated and unaffiliated preferred stocks in good standing are reported at cost. Investments in preferred stocks not in good standing are reported at the lower of cost or market. Common stocks of unaffiliated companies, which include shares of mutual funds, are carried at market and the related unrealized capital gains or losses are reported in unassigned surplus. Common stock of affiliated companies are valued based on the equity basis as described in the Purposes and Procedures Manual of the Securities Valuation Office of the NAIC. Real estate is reported at cost less allowances for depreciation. Depreciation of real estate is computed principally by the straight-line method. Policy loans are reported at unpaid principal. Other invested assets consist principally of investments in various limited partnerships, which are recorded at equity in underlying net assets, and derivative financial instruments. These derivative instruments consist primarily of interest rate swap agreements, including basis swaps and futures, and are valued consistently with the hedged item. Hedges of fixed income assets and/or liabilities are valued at amortized cost. Hedges of items carried at fair value are valued at fair value. Derivatives which cease to be effective hedges are valued at fair value. Other “admitted assets” are valued principally at cost.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments, except for

Peoples Benefit Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

those with an NAIC designation of 6, which are valued at the lower of amortized cost or fair value. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities.

Realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. The AVR is established by the Company to provide for potential losses in the event of default by issuers of certain invested assets. These amounts are determined using a formula prescribed by the NAIC and are reported as a liability. The formula for the AVR provides for a corresponding adjustment for realized gains and losses. Under a formula prescribed by the NAIC, the Company defers, in the IMR, the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or on real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. At December 31, 2004 and 2003 the Company excluded investment income due and accrued of $0 and $39, respectively, with respect to such practices.

The carrying values of all investments are reviewed on an ongoing basis for credit deterioration. If this review indicates a decline in fair value that is other than temporary, the carrying value of the investment is reduced to its fair value, and a specific writedown is taken. Such reductions in carrying value are recognized as realized losses on investments.

Derivative Instruments

Effective January 1, 2003, the Company adopted Statement of Statutory Accounting Principles (SSAP) No. 86 “Accounting for Derivative Instruments and Hedging Activities.” In accordance with SSAP No. 86, derivative instruments that qualify for special hedge accounting are valued and reported in a manner consistent with the hedged asset or liability. To qualify for special hedge accounting, the Company must maintain specific documentation regarding the risk management objectives of the hedge and demonstrate on an ongoing basis that the hedging relationship remains highly effective.

Peoples Benefit Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value and the changes in the fair value are recorded as unrealized gains and losses. This change in accounting principle had no impact on capital and surplus as of January 1, 2003.

Interest rate swaps are the primary derivative financial instruments used in the overall asset/liability management process to modify the interest rate characteristics of the hedged asset or liability. These interest rate swaps generally provide for the exchange of the difference between fixed and floating rate amounts based on an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally amortized cost, on the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

Interest rate basis swaps are used in the overall asset/liability management process to modify the interest rate characteristics of the hedged liability to mitigate the basis risk of assets and liabilities resetting on different indices. These interest rate swaps generally provide for the exchange of the difference between a floating rate on one index to a floating rate of another index, based upon an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged at each due date. Swaps meeting hedge accounting rules are carried in a manner consistent with the hedged item, generally amortized cost, on the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

The Company may hold foreign denominated assets or liabilities and cross currency swaps are utilized to convert the asset or liability to a US denominated security. A cash payment is often exchanged at the outset of the swap contract to represent the present value of cash flows of the instrument. This payment occurs because the derivative is being purchased between coupon periods or the rates in the swap are not at market. A single net payment is exchanged at each due date as well as at the end of the contract. Each asset or liability is hedged individually and the terms of the swap must meet the

Peoples Benefit Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

terms of the underlying instrument. These swaps meet hedge accounting rules and are carried at amortized cost consistent with the manner in which the hedged items are carried. If a swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment.

The Company issues products providing the customer a return based on the S&P 500 and NASDAQ 1000 indices. The Company uses S&P 500 and NASDAQ 1000 futures contracts and/or options to hedge the liability option risk associated with these products. Futures are marked to market on a daily basis and a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements. Options are marked to fair value in the balance sheet and the fair value adjustment is recorded in the statement of operations.

The Company owns an option to acquire shares of Class C Voting stock of AEGON USA, Inc., an affiliate. Refer to Note 10, Related Party Transactions, for a further discussion of the stock option agreement.

A replication transaction is a derivative transaction entered into in conjunction with a cash instrument that is used to reproduce the investment characteristics of an otherwise permissible investment. The Company replicates investment grade corporate bonds by combining a AAA rated security as a cash component with a credit default swap which, in effect, converts the high quality asset to a lower rated investment grade asset. The benefits of using the swap market to replicate credit quality include possible enhanced relative values as well as ease of executing larger transactions in a shortened time frame. A premium is received by the Company on a periodic basis and recognized in investment income as earned. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional of the contract will be made by the Company and recognized as a capital loss. The Company complies with the specific rules established in AVR for replication transactions.

The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit rating of ‘A’ or better. The credit exposure of interest rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date. The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company’s behalf. The posted amount is

Peoples Benefit Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty. Inversely, if the net fair value of all contracts with this counterparty is negative, the Company is required to post assets.

These instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the derivative changes, the value of a corresponding hedged asset or liability will move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

Aggregate Policy Reserves

Life, annuity, and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum required by law.

The Company waives deduction of deferred fractional premiums upon death and refunds portions of premiums beyond the date of death. Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies has also been determined by formula.

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958 and 1980 Commissioners’ Standard Ordinary Mortality and American Experience Mortality Tables. The reserves are calculated using interest rates ranging from 2.25 to 6.50 percent and are computed principally on the Net Level Premium Valuation and the Commissioners’ Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioners’ Reserve Valuation Method.

Peoples Benefit Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Deferred annuity reserves are calculated according to the Commissioners’ Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with and without life contingencies are equal to the present value of future payments assuming interest rates ranging from 3.50 to 10.00 percent and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include guaranteed investment contracts (GICs) and funding agreements classified as life-type contracts as defined in SSAP No. 50, Classifications and Definitions of Insurance or Managed Care Contracts in Force. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with cash settlement option, on a change in fund basis, according to the Commissioners’ Annuity Reserve Valuation Method.

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required midterminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

Liability for Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include GICs, funding agreements, and other annuity contracts. Deposits and withdrawals received on these contracts are recorded as a direct increase or decrease directly to the liability balance, and are not reflected as premiums, benefits, or changes in reserve in the statement of operations.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the statement date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Peoples Benefit Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Reinsurance

Coinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of inforce blocks of business are included in unassigned surplus and are amortized into income over the estimated life of the policies. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively.

Separate Accounts

Assets held in trust for purchases of variable annuity contracts and the Company’s corresponding obligation to the contract owners are shown separately in the balance sheets. Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The Company received variable contract premiums of $619,697, $461,451, and $822,284, in 2004, 2003, and 2002, respectively. In addition, the Company received $19,637, $22,304, and $16,935 in 2004, 2003 and 2002, respectively, related to fees associated with investment management, administration and contractual guarantees for separate accounts.

Certain separate account assets and liabilities reported in the accompanying financial statements contain contractual guarantees. Guaranteed separate accounts represent funds invested by the Company for the benefit of individual contract holders who are guaranteed certain returns as specified in the contracts. Separate account asset performance different than guaranteed requirements is either transferred to or received from the general account and reported in the statements of operations.

Premiums and Annuity Considerations

Revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and benefits incurred represent the total of surrender and death benefits paid and the change in policy reserves. Revenues are recognized when due. Consideration received and benefits paid for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium income or benefits paid.

Peoples Benefit Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Stock Option Plan and Stock Appreciation Rights Plans

Prior to 2002, AEGON N.V. sponsored a stock option plan for eligible employees of the Company. Pursuant to the plan, the option price at the date of grant is equal to the market value of the stock. Under statutory accounting principles, the Company does not record any expense related to this plan. However, the Company is allowed to record a deduction in the consolidated tax return filed by the Company and certain affiliates. The tax benefit of this deduction has been credited directly to unassigned surplus. The Company’s employees participate in various stock appreciation rights (SAR) plans issued by the Company’s indirect parent. In accordance with SSAP No. 13, the expense related to these plans for the Company’s employees has been charged to the Company, with an offsetting amount credited to capital and surplus. The Company recorded an expense of $1,025 for the year ended December 31, 2004.

Reclassifications

Certain reclassifications have been made to the 2003 and 2002 financial statements to conform to the 2004 presentation.

2. Accounting Changes

On December 31, 2002, the Company adopted the provisions of Actuarial Guideline 39 (Guideline 39). The purpose of Guideline 39 is to interpret the standards for the valuation of reserves for guaranteed living benefits included in variable deferred and immediate annuity contracts. The Company had previously provided reserves for such guarantees based on the accumulation of the amount charged to policyholders for these benefits. The cumulative effect of adopting Guideline 39 on December 31, 2002, was $(34), which was charged directly to unassigned surplus as a change in accounting principle.

Effective January 1, 2003, the Company adopted SSAP No. 86 Accounting for Derivative Instruments and Hedging Activities. In accordance with SSAP No. 86, derivative instruments that qualify for special hedge accounting are valued and reported in a manner consistent with the hedged asset or liability. To qualify for special hedge accounting, the Company must maintain specific documentation regarding the risk management objectives of the hedge and demonstrate on an ongoing basis that the hedging relationship remains highly effective. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value and the changes in the fair value are recorded as unrealized

Peoples Benefit Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

2. Accounting Changes (continued)

gains and losses. This change of accounting principle had no net impact on unassigned surplus as of January 1, 2003.

3. Fair Values of Financial Instruments

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash and short-term investments: The carrying amounts reported in the balance sheet for these instruments approximate their fair values.

Investment securities: Fair values for bonds and preferred stocks other than affiliates are based on quoted market prices, where available. For bonds and preferred stocks not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values for common stock securities of unaffiliated entities are based on quoted market prices.

Mortgage loans on real estate and policy loans: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans. The fair value of policy loans is assumed to equal their carrying amount.

Short-term notes receivable from affiliates: The carrying amount for short-term notes receivable from affiliates approximate their fair values.

Separate account assets: The fair value of separate account assets are based on quoted market prices.

Investment contract liabilities: Fair values for the Company’s liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

Interest rate swaps and call options: Estimated fair value of swaps, including interest rate and currency swaps and call options, are based on pricing models or formulas using current assumptions.

Peoples Benefit Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

3. Fair Values of Financial Instruments (continued)

Credit default swaps: Estimated fair value of credit default swaps are based upon the pricing differential for similar swap agreements.

Separate account annuity liabilities: Separate account annuity liabilities approximate the market value of the separate account assets.

Fair values for the Company’s insurance contracts (including separate account universal life liabilities) other than investment contracts are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

The following sets forth a comparison of the fair values and carrying amounts of the Company’s financial instruments:

	December 31
	2004		2003
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Admitted assets
Cash and short-term investments	$174,544	$174,544	$129,953	$129,953
Bonds	4,323,656	4,544,924	4,190,377	4,355,293
Preferred stocks, other than affiliates	7,915	8,353	4,915	5,306
Common stocks, other than affiliates	1,882	1,882	100,185	100,185
Mortgage loans on real estate	587,506	651,957	706,901	792,640
Policy loans	151,651	151,651	154,194	154,194
Short-term notes receivable from affiliates	50,000	50,000	26,000	26,000
Interest rate swaps	(14,838)	28,615	(10,090)	15,744
Call options	—	—	679	679
Credit default swaps	—	1,139	—	960
Separate account assets	8,457,916	8,457,916	7,593,842	7,593,842

Liabilities
Investment contract liabilities	2,390,077	2,509,542	2,578,186	2,684,013
Separate account annuity liabilities	8,401,773	8,401,773	7,553,096	7,553,096

Peoples Benefit Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments

The Company owns 100% of the outstanding common stock of Buena Sombra Insurance Agency at December 31, 2004 and 2003. The cost of this subsidiary was $100. The Company owns 100% of the outstanding common stock of JMH Operating Company at December 31, 2004 and 2003. The cost of this subsidiary was $4,411. The Company owns 32% of the outstanding common stock of Real Estate Alternative Portfolio 3A at December 31, 2004. The cost of this subsidiary was $1,801. Buena Sombra, JMH Operating Company, and Real Estate Alternative Portfolio 3A are all valued based upon the equity basis as described in the Purposes and Procedures Manual of the Securities Valuation Office of the NAIC.

The Company also owns 100% of the outstanding preferred shares of GTFP, an affiliated company, at December 31, 2004. The cost of this subsidiary was $51,926.

The carrying amounts and estimated fair values of investments in bonds and preferred stock were as follows:

	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses Less Than 12 Months	Gross Unrealized Losses 12 Months or More	Estimated Fair Value
December 31, 2004
Bonds:
United States Government and agencies	$228,088	$8,330	$108	$663	$235,647
State, municipal and other government	73,427	9,083	665	193	81,652
Public utilities	259,992	21,804	317	631	280,848
Industrial and miscellaneous	2,664,893	211,302	7,478	4,869	2,863,848
Mortgage and other asset-backed securities	1,097,256	12,275	5,401	21,202	1,082,928

	4,323,656	262,794	13,969	27,558	4,544,923
Preferred stocks	7,915	437	—	—	8,352

	$4,331,571	$263,231	$13,969	$27,558	$4,553,275

Peoples Benefit Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses Less Than 12 Months	Gross Unrealized Losses 12 Months or More	Estimated Fair Value
December 31, 2003
Bonds:
United States Government and agencies	$141,509	$708	$585	$1,177	$140,455
State, municipal and other government	57,751	7,006	98	687	63,972
Public utilities	254,964	18,641	3,275	—	270,330
Industrial and miscellaneous	2,578,884	190,997	11,108	12,000	2,746,773
Mortgage and other asset-backed securities	1,157,269	12,645	6,547	29,604	1,133,763

	4,190,377	229,997	21,613	43,468	4,355,293
Preferred stocks	4,915	391	—	—	5,306

	$4,195,292	$230,388	$21,613	$43,468	$4,360,599

The Company held bonds at December 31, 2004 and 2003 with a carrying amount of $29,603 and $4,031, respectively, and amortized cost of $34,465 and $5,451, respectively, that have an NAIC rating of 6 and which are not considered to be other than temporarily impaired. These bonds are carried at the lower of amortized cost or fair value, and any write-down to fair value has been recorded directly to unassigned surplus. The Company will record a charge to the statement of operations to the extent that these securities are subsequently determined to be other than temporarily impaired.

The estimated fair value of bonds with gross unrealized losses at December 31, 2004 and 2003 are as follows:

	Losses Less Than 12 Months	Losses 12 Months or More	Total
December 31, 2004
Bonds:
United States Government and agencies	$22,050	$18,490	$40,540
State, municipal and other government	8,267	2,226	10,493
Public utilities	31,892	15,946	47,838
Industrial and miscellaneous	290,683	87,162	377,845
Mortgage and other asset-backed securities	470,171	96,212	566,383

	$823,063	$220,036	$1,043,099

Peoples Benefit Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

	Losses Less Than 12 Months	Losses 12 Months or More	Total
December 31, 2003
Bonds:
United States Government and agencies	$96,095	$24,250	$120,345
State, municipal and other government	375	2,620	2,995
Public utilities	73,656	—	73,656
Industrial and miscellaneous	461,914	89,588	551,502
Mortgage and other asset-backed securities	487,643	125,598	613,241

	$1,119,683	$242,056	$1,361,739

The carrying amounts and estimated fair values of bonds at December 31, 2004, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Carrying Amount	Estimated Fair Value
Due in one year or less	$69,092	$69,857
Due after one year through five years	864,601	894,036
Due after five years through ten years	913,977	977,743
Due after ten years	1,378,730	1,520,359

	3,226,400	3,461,995
Mortgage and other asset-backed securities	1,097,256	1,082,928

	$4,323,656	$4,544,923

The Company regularly monitors industry sectors and individual debt securities for signs of impairment, including length of time and extent to which the market value of debt securities has been less than cost; industry risk factors; financial condition and near-term prospects of the issuer; and nationally recognized credit rating agency rating changes. Additionally for asset-backed securities, cash flow trends and underlying levels of collateral are monitored. A specific security is considered to be impaired when it is determined that it is probable that not all amounts due (both principal and interest) will be collected as scheduled. Consideration is also given to management’s intent and ability to hold a security until maturity or until fair value will recover.

Peoples Benefit Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

Significant concentrations of credit risk were held in the Asset-Backed Security Aircraft sector at December 31, 2004. Evaluations of underlying undiscounted cash flows indicate a full return of principal at, or above, the present carrying amount. The fair value, carrying value, and unrealized loss amounts are as follows:

	2004	2003
Fair value	$16,444	$18,120
Carrying amount	33,294	35,759

Unrealized loss	$16,850	$17,639

A detail of net investment income is presented below:

	Year Ended December 31
	2004	2003	2002
Income on bonds and preferred stocks	$236,959	$240,472	$270,242
Dividends on equity investments	4,569	1,509	2,741
Income on mortgage loans	51,556	64,327	89,146
Rental income on real estate	914	5,455	7,399
Interest on policy loans	6,280	7,856	7,435
Other investment income	6,150	3,358	8,934

Gross investment income	306,428	322,977	385,897
Less investment expenses	15,900	19,975	25,337

Net investment income	$290,528	$303,002	$360,560

Proceeds from sales and maturities of bonds and preferred stocks and related gross realized gains and losses were as follows:

	Year Ended December 31
	2004	2003	2002
Proceeds	$3,898,355	$4,633,213	$3,552,117

Gross realized gains	$35,447	$108,155	$29,733
Gross realized losses	(38,208)	(82,909)	(83,293)

Net realized gains (losses)	$(2,761)	$25,246	$(53,560)

Peoples Benefit Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

Gross realized losses in 2004, 2003, and 2002 include $13,564, $37,918, and $34,528, respectively, that relate to losses recognized on other than temporary declines in fair values of debt securities.

At December 31, 2004, investments with an aggregate carrying amount of $2,310 were on deposit with regulatory authorities or were restrictively held in bank custodial accounts for the benefit of such regulatory authorities as required by statute.

Net realized capital gains (losses) on investments and change in net unrealized capital gains (losses) are summarized below:

	Realized
	Year Ended December 31
	2004	2003	2002
Debt securities	$(2,761)	$25,246	$(53,560)
Equity securities	33,913	(3,777)	(32,053)
Mortgage loans on real estate	—	14,517	—
Real estate	271	371	(4,603)
Other invested assets	7,180	(45,458)	562

	38,603	(9,101)	(89,654)

Federal income tax effect	(15,820)	—	20,811
Transfer (to) from interest maintenance reserve	(8,819)	(35,587)	14,397

Net realized capital gains (losses) on investments	$13,964	$(44,688)	$(54,446)

	Change in Unrealized
	Year Ended December 31
	2004	2003	2002
Bonds	$6,201	$60,104	$(43,789)
Preferred stocks	—	—	591
Common stocks	(32,209)	23,359	447
Mortgage loans on real estate	—	1,382	2,442
Other invested assets	15,057	17,864	(35,864)

Change in net unrealized capital gains/losses	$(10,951)	$102,709	$(76,173)

Peoples Benefit Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

Gross unrealized gains and gross unrealized losses on common stocks were as follows:

	December 31
	2004	2003
Unrealized gains	$47	$29,947
Unrealized losses	(4,057)	(1,748)

Net unrealized gains	$(4,010)	$28,199

The Company did not issue any new mortgage loans in 2004 or 2003. At December 31, 2004, mortgage loans with a carrying value of $4,570 were non-income producing for the previous six months. Accrued interest of $673 related to these mortgage loans was excluded from investment income. The Company requires all mortgaged properties to carry fire insurance equal to the value of the underlying property.

During 2004, 2003 and 2002, mortgage loans of $7,527, $3,725 and $10,204, respectively, were foreclosed and transferred to real estate. At December 31, 2004 and 2003, the Company held a mortgage loan loss reserve in the AVR of $37,033 and $29,155, respectively. The mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

Geographic Distribution			Property Type Distribution
	December 31			December 31
	2004	2003		2004	2003
Middle Atlantic	29%	26%	Office	29%	27%
Pacific	26	25	Retail	22	27
E. North Central	18	16	Apartment	17	18
South Atlantic	12	17	Agricultural	12	14
E. South Central	6	7	Industrial	10	10
New England	3	3	Other	10	3
W. North Central	2	3	Hotel/Motel	—	1
W. South Central	2	2
Mountain	2	1

Peoples Benefit Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

The Company uses interest rate swaps to reduce market risk in interest rates and to alter interest rate exposures arising from mismatches between assets and liabilities. An interest rate swap is an arrangement whereby two parties (counterparties) enter into an agreement to exchange periodic interest payments. The dollar amount the counterparties pay each other is an agreed-upon period interest rate multiplied by an underlying notional amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. The Company also uses cross currency swaps to reduce market risk in foreign currencies and to alter exchange exposure arising from mismatches between assets and liabilities. A cash payment is often exchanged at the outset of the swap contract, representing the present value of cash flows of the instrument. All swap transactions are entered into pursuant to master agreements providing for a single net payment to be made by one counterparty at each due date.

Under exchange traded currency futures and options, the Company agrees to purchase a specified number of contracts with other parties and to post variation margins on a daily basis in an amount equal to the difference in the daily market values of those contracts. The parties with whom the Company enters into exchange traded futures and options are regulated futures commissions merchants who are members of a trading exchange.

The Company replicates investment grade corporate bonds by combining a AAA rated security with a credit default swap which, in effect, converts the high quality asset into a lower rated investment grade asset. Using the swap market to replicate credit quality enables the Company to enhance the relative values and ease the execution of larger transactions in a shortened time frame. A premium is received by the Company on a periodic basis and recognized in investment income. At December 31, 2004 and 2003, the Company had replicated assets with a fair value of $165,679 and $60,996 and credit default swaps with a fair value of $1,139 and $960, respectively. During the years ended December 31, 2004, 2003, and 2002, the Company did not recognize any capital losses related to credit default swaps.

The Company is exposed to credit related losses in the event of nonperformance by counterparties to financial instruments, but it does not expect any counterparty to fail to meet their obligations given their high credit rating of ‘A’ or better. At December 31, 2004, the fair value of all contracts, aggregated at a counterparty level, with a positive fair value amounted to $48,728.

The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company’s behalf in an amount equal to the difference between the net positive fair value of the contracts and an agreed upon

Peoples Benefit Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

threshold based on the credit rating of the counterparty. If the net fair value of all contracts with this counterparty is negative, the Company is required to post assets. At December 31, 2004, the fair value of all contracts, aggregated at a counterparty level, with a negative fair value amounted to $19,570.

For the years ended December 31, 2004 and 2003, the Company recorded unrealized gains (losses) of $0 and $(402), respectively, for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting. This has been recorded directly to unassigned surplus.

The Company issues products providing the customer a return based on the S&P 500 and NASDAQ 1000 Indices. The Company uses S&P 500 and NASDAQ 1000 options to hedge the liability option risk associated with these products. Options are marked to fair value in the balance sheet and the fair value adjustment is recorded as income in the financial statements. The Company recognized income (loss) from options contracts in the amount of $(1), $47, and $4, for the years ended December 31, 2004, 2003, and 2002, respectively.

At December 31, 2004 and 2003, the Company’s outstanding financial instruments with on and off-balance sheet risks, shown in notional amounts, are summarized as follows:

	Notional Amount
	2004	2003
Derivative securities:
Interest rate and currency swaps:
Receive fixed – pay floating	$736,789	$467,845
Receive floating – pay floating	294,027	299,085
Receive floating – pay fixed	484,977	455,545

The Company utilizes futures contracts to hedge against changes in market conditions. Initial margin deposits are made by cash deposits or segregation of specific securities as may be required by the exchange on which the transaction was conducted. Pursuant to the contracts, the Company agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Company as a variation margin receivable or payable on futures contracts. During the period the futures contracts are open, daily changes in the values of the contracts are recognized as realized gains or losses. When the contracts are closed, the Company recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and

Peoples Benefit Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

the Company’s cost basis in the contract. The Company recognized net realized gains (losses) from futures contracts in the amount of $898, $(829), and $(2,396) for the years ended December 31, 2004, 2003, and 2002, respectively.

Open futures contracts at December 31, 2004 and 2003, were as follows:

Number of Contracts	Contract Type	Opening Market Value	Year-End Market Value
December 31, 2004
37	S&P 500 March 2005 Futures	$11,148	$11,227

December 31, 2003
34	S&P 500 March 2004 Futures	$9,247	$9,530

The Company’s use of futures contracts may expose the Company to certain risks. Risks include the possibility of an illiquid market and the change in the value of the contracts may not correlate with changes in the value of the securities being hedged. Unexpected adverse price movements could cause the Company’s hedging strategy to be unsuccessful and result in losses.

5. Reinsurance

The Company reinsures portions of risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Peoples Benefit Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

5. Reinsurance (continued)

Premiums earned reflect the following reinsurance assumed and ceded amounts:

	Year Ended December 31
	2004	2003	2002
Direct premiums	$858,426	$707,100	$1,047,258
Reinsurance assumed	97,207	102,095	236,488
Reinsurance ceded	(34,594)	(31,037)	(26,995)

Net premiums earned	$921,039	$778,158	$1,256,751

The reinsurance assumed reflected in the table above includes premiums assumed from related parties of $66,916, $63,403, and $194,095 for the years ended December 31, 2004, 2003, and 2002, respectively. The related aggregate reserves for policies and contracts are $2,214,064 and $2,422,181 at December 31, 2004 and 2003, respectively.

The Company received reinsurance recoveries in the amount of $14,151, $12,190, and $9,753 during 2004, 2003, and 2002, respectively. At December 31, 2004 and 2003, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $3,784 and $3,414, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2004 and 2003 of $33,777 and $26,441, respectively.

During 2003, the Company entered into a reinsurance transaction with Transamerica International Re (Bermuda) Ltd., an affiliate of the Company. Under the terms of this transaction, the Company ceded the obligations and benefits related to certain life insurance contracts. The difference between the consideration paid of $2,192 and the reserve credit taken of $3,167 was credited directly to unassigned surplus on a net of tax basis. During 2004 and 2003, the Company has amortized $72 and $75, respectively, into earnings with a corresponding charge to unassigned surplus. The Company holds collateral in the form of letters of credit.

The Company’s liability for deposit-type contracts includes GIC’s and funding agreements assumed from Monumental Life Insurance Company, an affiliate. The liabilities assumed are $908,000 and $982,306 at December 31, 2004 and 2003, respectively.

On June 30, 2004, Academy Life Insurance Company, an affiliate, recaptured the business it had ceded under a reinsurance treaty with the Company. The Company paid $81,322 as consideration for this recapture, which has been included in the Company’s

Peoples Benefit Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

5. Reinsurance (continued)

statement of operations. The change in reserves of $88,102 related to the recapture has been reported as revenue in the Company’s statement of operations.

6. Income Taxes

The main components of deferred income tax amounts are as follows:

	December 31
	2004	2003
Deferred income tax assets:
Loss carryforwards	$—	$14,407
Partnerships	—	980
Deferred intercompany loss	7,303	9,955
Guaranty funds	2,630	2,558
Nonadmitted assets	1,896	2,572
Tax basis deferred acquisition costs	31,258	34,209
Reserves	32,239	37,649
Unrealized capital losses	16,069	15,065
Other	1,595	5,403

Total deferred income tax assets	$92,990	$122,798

Total deferred income tax assets – nonadmitted	$42,680	$55,539

Deferred income tax liabilities:
Partnerships	$4,995	$—
Unrealized capital gains	11,219	17,104
Deferred intercompany gains	1,195	—
Other	4,017	4,573

Total deferred income tax liabilities	$21,426	$21,677

The change in net deferred income tax assets and deferred income tax assets – nonadmitted are as follows:

	Year Ended December 31
	2004	2003	2002
Change in net deferred income tax asset	$(29,557)	$(24,045)	$40,978

Change in deferred income tax assets - nonadmitted	$(12,859)	$(22,271)	$19,579

Peoples Benefit Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

6. Income Taxes (continued)

Federal income tax expense (benefit) differs from the amount computed by applying the statutory federal income tax rate to gain from operations before federal income tax expense (benefit) and net realized capital gains (losses) on investments for the following reasons:

	Year Ended December 31
	2004	2003	2002
Income tax computed at the federal statutory rate (35%)	$39,964	$20,689	$31,790
Amortization of IMR	268	507	679
Deferred acquisition costs – tax basis	(2,945)	(1,909)	(1,204)
Depreciation	(153)	(136)	76
Dividends received deduction	(1,251)	(1,039)	(470)
Tax credits	(35,412)	(9,988)	(15,711)
Prior year under (over) accrual	(4,393)	(5,363)	2,548
Tax reserve valuation	(459)	1,952	1,146
All other adjustments	(6,203)	3,254	(5,716)

Federal income tax expense (benefit)	$(10,584)	$7,967	$13,138

Tax credits include low income housing credits which are investments which the Company’s primary benefit is a reduction in income tax expense via tax credits.

Prior to 1984, as provided for under the Life insurance Company Tax Act of 1959, a portion of statutory income was not subject to current taxation but was accumulated for income tax purposes in a memorandum account referred to as the “policyholders’ surplus account” (PSA). No federal income taxes have been provided for in the financial statements of income deferred in the PSA ($17,425 at December 31, 2004). To the extent that dividends are paid from the amount accumulated in the PSA, net earnings would be reduced by the amount of tax required to be paid. Should the entire amount in the PSA account become taxable, the tax thereon computed at the current rates would amount to approximately $6,099.

For federal income tax purposes, the Company joins in a consolidated income tax return filing with certain affiliated companies. Under the terms of a tax-sharing agreement between the Company and its affiliates, the Company computes federal income tax expense as if it were filing a separate income tax return, except that tax credits and net operating loss carryforwards are determined on the basis of the consolidated group. Additionally, the alternative minimum tax is computed for the consolidated group and the resulting tax, if any, is allocated back to the separate companies on the basis of the separate companies’ alternative minimum taxable income.

Peoples Benefit Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

(Dollars in Thousands)

6. Income Taxes (continued)

The Company has incurred income taxes during 2004, 2003 and 2002 of $312,070, $15,881, and $23,200, respectively, that will be available for recoupment in the event of future net losses.

The Company’s federal income tax returns have been examined by the Internal Revenue Service and the statute is closed through 2000. An examination is underway for 2001 through 2003. The Company believes the ultimate settlement of open tax years will not be material to the Company’s financial position.

7. Policy and Contract Attributes

Participating life insurance policies are issued by the Company which entitle policyholders to a share in the earnings of the participating policies, provided that a dividend distribution, which is determined annually based on mortality and persistency experience of the participating policies, is authorized by the Company. Participating insurance constituted 2.56% and 3.7% of ordinary life insurance in force at December 31, 2004 and 2003, respectively.

Peoples Benefit Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

7. Policy and Contract Attributes (continued)

A portion of the Company’s policy reserves and other policyholders’ funds (including separate account liabilities) relates to liabilities established on a variety of the Company’s annuity and deposit fund products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, is summarized as follows:

	December 31
	2004		2003
	Amount	Percent of Total	Amount	Percent of Total
Subject to discretionary withdrawal with market value adjustment	$496,694	4%	$452,245	4%
Subject to discretionary withdrawal at book value less surrender charge	15,470	—	72,739	1
Subject to discretionary withdrawal at market value	8,197,024	68	7,183,275	63
Subject to discretionary withdrawal at book value (minimal or no charges or adjustments)	1,004,433	8	978,019	8
Not subject to discretionary withdrawal provision	2,445,865	20	2,787,450	24

Total policy reserves on annuities and deposit fund liabilities	$12,159,486	100%	$11,473,728	100%

Included in the liability for deposit-type contracts at December 31, 2004 and 2003 are approximately $272,432 and $372,100, respectively, of funding agreements issued to special purpose entities in conjunction with non-recourse medium-term note programs. Under these programs, the proceeds from each note series issuance is used to purchase a funding agreement from an affiliated Company which secures that particular series of notes. The funding agreement is reinsured to the Company. In general, the payment terms of the note series match the payment terms of the funding agreement that secures that series. Claims for principal and interest for these funding agreements are afforded equal priority as other policyholders. At December 31, 2004, the contractual maturities were: 2005 - $0; 2006 - $263,372; 2007 - $0; 2008 - $0; 2009 - $0 and thereafter - $9,060.

Peoples Benefit Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

7. Policy and Contract Attributes (continued)

Reserves on the Company’s traditional life insurance products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy’s paid-through date to the policy’s next anniversary date. At December 31, 2004 and 2003, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loadings, are as follows:

	Gross	Loading	Net
December 31, 2004
Life and annuity:
Ordinary direct first year business	$4,948	$3,192	$1,756
Ordinary direct renewal business	19,655	4,421	15,234
Group life direct business	29,186	9,858	19,328
Reinsurance ceded	(462)	—	(462)

Total life and annuity	53,327	17,471	35,856

Accident and health:
Direct	7,842	—	7,842
Reinsurance assumed	8,936	—	8,936
Reinsurance ceded	(60)	—	(60)

Total accident and health	16,718	—	16,718

	$70,045	$17,471	$52,574

December 31, 2003
Life and annuity:
Ordinary direct first year business	$6,171	$3,504	$2,667
Ordinary direct renewal business	18,966	4,291	14,675
Group life direct business	31,468	11,063	20,405
Reinsurance ceded	(321)	—	(321)

Total life and annuity	56,284	18,858	37,426

Accident and health:
Direct	6,277	—	6,277
Reinsurance assumed	3,957	—	3,957
Reinsurance ceded	(89)	—	(89)

Total accident and health	10,145	—	10,145

	$66,429	$18,858	$47,571

Peoples Benefit Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

7. Policy and Contract Attributes (continued)

At December 31, 2004 and 2003, the Company had insurance in force aggregating $2,857,421 and $2,347,709, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the Insurance Division, Department of Commerce, of the State of Iowa. The Company established policy reserves of $10,704 and $14,066 to cover these deficiencies at December 31, 2004 and 2003, respectively.

Separate accounts held by the Company represent funds held for individual policyholders. The assets in the separate accounts, carried at estimated fair value, consist of common stocks (including mutual funds), mortgage loans, long-term bonds and cash.

Information regarding the separate accounts of the Company is as follows:

	Guaranteed Indexed	Nonindexed Guaranteed Less Than 4%	Nonguaranteed	Total
Premiums, deposits and other considerations for the year ended December 31, 2004	$—	$107	$619,404	$619,511

Reserves for separate accounts as of December 31, 2004 with assets at:
Fair value	$135,147	$42,184	$8,267,641	$8,444,972

	$135,147	$42,184	$8,267,641	$8,444,972

Reserves by withdrawal characteristics as of December 31, 2004:
With market value adjustment	$89,343	$42,184	$—	$131,527
At market value	—	—	8,208,852	8,208,852
Not subject to discretionary withdrawal	45,804	—	58,789	104,593

Total	$135,147	$42,184	$8,267,641	$8,444,972

Peoples Benefit Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

7. Policy and Contract Attributes (continued)

	Guaranteed Indexed	Nonindexed Guaranteed Less Than 4%	Nonguaranteed	Total
Premiums, deposits and other considerations for the year ended December 31, 2003	$—	$291	$461,028	$461,319

Reserves for separate accounts as of December 31, 2003 with assets at:
Fair value	$308,924	$46,257	$7,210,346	$7,565,527

	$308,924	$46,257	$7,210,346	$7,565,527

Reserves by withdrawal characteristics as of December 31, 2003:
With market value adjustment	$80,397	$46,257	$—	$126,654
At market value	—	—	7,195,706	7,195,706
Not subject to discretionary withdrawal	228,527	—	14,640	243,167

Total	$308,924	$46,257	$7,210,346	$7,565,527

Premiums, deposits and other considerations for the year ended December 31, 2002	$—	$170	$811,751	$811,921

Reserves for separate accounts as of December 31, 2002 with assets at:
Fair value	$424,557	$49,389	$5,877,171	$6,351,117

	$424,557	$49,389	$5,877,171	$6,351,117

Reserves by withdrawal characteristics as of December 31, 2002:
With market value adjustment	$114,891	$49,389	$—	$164,280
At market value	—	—	5,866,270	5,866,270
Not subject to discretionary withdrawal	309,666	—	10,901	320,567

Total	$424,557	$49,389	$5,877,171	$6,351,117

Peoples Benefit Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

7. Policy and Contract Attributes (continued)

A reconciliation of the amounts transferred to and from the Company’s separate accounts is presented below:

	Year Ended December 31
	2004	2003	2002
Transfers as reported in the summary of operations of the Company’s separate accounts annual statement:
Transfers to separate accounts	$619,696	$461,451	$822,284
Transfers from separate accounts	(561,230)	(603,249)	(460,169)

Net transfers to (from) separate accounts	58,466	(141,798)	362,115
Reconciling adjustments	(132)	4,963	22

Net transfers to (from) separate accounts, as reported herein	$58,334	$(136,835)	$362,137

At December 31, 2004 and 2003, the Company had variable annuities with minimum guaranteed income benefits as follows:

Year	Benefit and Type of Risk	Subjected Account Value	Amount of Reserve Held	Reinsurance Reserve Credit
2004	Minimum Guaranteed Income Benefit	$16,486	$145	$—
2003	Minimum Guaranteed Income Benefit	$14,807	$68	$—

For Variable Annuities with Guaranteed Living Benefits (“VAGLB”), the Company complies with Actuarial Guideline 39. This guideline defines a two step process for the determination of VAGLB reserves. The first step is to establish a reserve equal to the accumulated VAGLB charges for the policies in question. The second step requires a standalone asset adequacy analysis to determine the sufficiency of these reserves. This step has been satisfied by projecting 30 years into the future along 1000 stochastic variable return paths using a variety of assumptions as to VAGLB charges, lapse, withdrawal, annuitization and death. The results of this analysis are discounted back to the valuation date and compared to the accumulation of fees reserve to determine if an additional reserve needs to be established.

Peoples Benefit Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

7. Policy and Contract Attributes (continued)

At December 31, 2004 and 2003, the Company had variable annuities with minimum guaranteed death benefits as follows:

Year	Benefit and Type of Risk	Subjected Account Value	Amount of Reserve Held	Reinsurance Reserve Credit
2004	Minimum Guaranteed Death Benefit	$5,948,949	$19,156	$—
2003	Minimum Guaranteed Death Benefit	$5,471,422	$17,277	$—

For Variable Annuities with Minimum Guaranteed Death Benefits (“MGDB”), the Company complies with Actuarial Guideline 34. This guideline requires that MGDBs be projected by assuming an immediate drop in the values of the assets supporting the variable annuity contract, followed by a subsequent recovery at a net assumed return until the maturity of the contract. The immediate drop percentages and gross assumed returns vary by asset class and are defined in the guideline. Mortality is based on the 1994 Variable Annuity MGDB Mortality Table, which is also defined in the guideline.

8. Securities Lending

The Company participates in an agent-managed securities lending program. The Company receives collateral equal to 102/105 percent of the fair market value of the loaned securities as of the transaction date for domestic/international securities, respectively. The counterparty is mandated to deliver additional collateral if the fair value of the collateral is at any time less than 102/105 percent of the fair value of the loaned securities. This additional collateral, along with the collateral already held in connection with the lending transaction, is at least equal to 102/105 percent of the fair value of the loaned securities. The program requirements restrict collateral from rehypothecation by any party involved in the transaction and has minimum limitations related to credit worthiness, duration and borrower levels. At December 31, 2004 and 2003, the value of securities loaned amounted to $217,956 and $0, respectively.

Peoples Benefit Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

9. Dividend Restrictions

The Company is subject to limitations, imposed by the State of Iowa, on the payment of dividends to its stockholders. Generally, dividends during any year may not be paid, without prior regulatory approval, in excess of the greater of (1) 10 percent of the Company’s statutory surplus as of the preceding December 31, or (2) the Company’s statutory gain from operations before net realized capital gains on investments for the preceding year. Subject to availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2005, without prior regulatory approval, is $124,768.

Life/health insurance companies are subject to certain risk-based capital (RBC) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus to be maintained by a life/health insurance company is to be determined based on the various risk factors related to it. At December 31, 2004, the Company meets the RBC requirements.

10. Related Party Transactions

The Company shares certain offices, employees and general expenses with affiliated companies.

The Company receives data processing, investment advisory and management, marketing and administration services from certain affiliates. During 2004, 2003, and 2002, the Company paid $25,768, $28,424, and $32,312, respectively, for these services, which approximates their costs to the affiliates.

Payables to affiliates bear interest at the 30-day commercial paper rate. During 2004, 2003, and 2002, the Company paid net interest of $1,363, $640, and $376, respectively, to affiliates.

At December 31, 2004 and 2003, the Company had net short-term notes receivable from affiliates of $50,000 and $26,000, respectively. Interest on these notes accrue at the 30-day commercial paper rate at the time of issuance. The short-term note receivable outstanding at December 31, 2004 was fully repaid in January 2005.

The Company participates in various benefit plans sponsored by AEGON and the related costs allocated to the Company are not significant.

The Company has 2,290,000 shares of redeemable preferred stock outstanding, all of which are owned by CLLP. The preferred stock has a par value of $11 per share and a

Peoples Benefit Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

10. Related Party Transactions (continued)

liquidation value of $240 per share. CLLP is entitled to receive a cumulative dividend equal to 8.5% per annum of the liquidation value of the preferred stock. The Company may redeem all or any portion of the preferred stock at the liquidation value. At December 31, 2004, cumulative unpaid dividends relating to the preferred shares were $140,148.

During 2001, the Company purchased an option from AEGON USA, Inc. (AEGON), an affiliate, for $679. This option allows the Company to purchase up to 2,500 shares of Class C common stock of AEGON at 99.75% of their fair market value determined on the date of exercise. The Class C common stock shares have the right, as a Class, to elect the majority of the Board of Directors of AEGON. There are currently no outstanding Class C shares of AEGON. At December 31, 2004 and 2003, the carrying value and fair value of this option is $0 and $679, respectively.

11.	Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities

During 2004, 2003 and 2002, the Company sold $5,749, $8,514, and $4,896, respectively, of agent balances without recourse to Money Services, Inc., an affiliated company. The Company did not realize a gain or loss as a result of the sale.

12. Commitments and Contingencies

The Company may pledge assets as collateral for derivative transactions. In conjunction with these transactions, the Company had pledged invested assets with a carrying value and market value of, $10,946 and $11,782, respectively, at December 31, 2004 and $1,042 and $1,060, respectively, at December 31, 2003.

The Company has contingent commitments for additional funding of $54,068 and $58,009 at December 31, 2004 and December 31, 2004, respectively, for various joint ventures, partnerships, and limited liability companies.

At December 31, 2004 and 2003, the net amount of securities being acquired on a “to be announced” (TBA) basis was $219,805 and $61,569, respectively.

The Company is a party to legal proceedings incidental to its business. Although such litigation sometimes includes substantial demands for compensatory and punitive damages, in addition to contract liability, it is management’s opinion that damages arising from such demands will not be material to the Company’s financial position.

Peoples Benefit Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

12. Commitments and Contingencies (continued)

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company’s balance sheet. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. The Company has established a reserve of $7,549 and $7,308 and an offsetting premium tax benefit of $1,075 and $1,316 at December 31, 2004 and 2003, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies.

As of December 31, 2004, the Company entered into an agreement with commitment amounts of $244,019 for which it was paid a fee to provide credit enhancement and a standby liquidity asset agreement. The Company believes the chance of draws or other performance features being exercised under these agreements is minimal.

13. Managing General Agents

The Company had direct premiums written by managing general agents, as follows:

	Year Ended December 31
	2004	2003	2002
The Vanguard Group, Inc.	$498,981	$382,139	$485,776
Bolinger, Inc.	40,700	39,264	29,340
All others less than 5% of unassigned surplus	21,716	22,583	22,904

Total	$561,397	$443,986	$538,020

Statutory-Basis Financial

Statement Schedules

Peoples Benefit Life Insurance Company

Summary of Investments – Other Than

Investments in Related Parties

(Dollars in Thousands)

December 31, 2004

SCHEDULE I

Type of Investment	Cost (1)	Market Value	Amount at Which Shown in the Balance Sheet
Fixed maturities
Bonds:
United States Government and government agencies and authorities	$228,088	$235,647	$228,088
States, municipalities and political subdivisions	242,312	241,194	242,312
Foreign governments	70,661	79,107	70,661
Public utilities	259,992	280,848	259,992
All other corporate bonds	3,522,603	3,708,127	3,522,603
Preferred stocks	7,915	8,352	7,915

Total fixed maturities	4,331,571	4,553,275	4,331,571

Equity securities
Common stocks:
Industrial, miscellaneous and all other	1,843	1,882	1,882

Total equity securities	1,843	1,882	1,882

Mortgage loans on real estate	587,506		587,506
Real estate	7,521		7,521
Policy loans	151,651		151,651
Other long-term investments	327,064		327,064
Cash and short-term investments	174,544		174,544

Total investments	$5,581,700		$5,581,739

(1)	Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and other than temporary impairments and adjusted for amortization of premiums or accrual of discounts.

Peoples Benefit Life Insurance Company

Supplementary Insurance Information

(Dollars in Thousands)

SCHEDULE III

	Future Policy Benefits and Expenses	Unearned Premiums	Policy and Contract Liabilities	Premium Revenue	Net Investment Income*	Benefits, Claims Losses and Settlement Expenses	Other Operating Expenses*	Premiums Written
Year ended December 31, 2004
Individual life	$375,624	$—	$7,200	$68,958	$27,403	$53,127	$85,054
Individual health	16,618	2,731	4,513	18,330	1,365	13,350	5,573	$18,297
Group life and health	656,347	16,106	36,197	204,360	42,763	147,026	66,508	135,993
Annuity	2,592,840	—	—	629,391	218,997	751,096	100,088

	$3,641,429	$18,837	$47,910	$921,039	$290,528	$964,599	$257,223

Year ended December 31, 2003
Individual life	$461,978	$—	$9,039	$78,107	$27,233	$78,168	$22,137
Individual health	13,985	3,261	5,069	21,198	1,220	11,825	7,743	$18,982
Group life and health	682,376	17,570	37,586	202,566	40,312	139,504	65,443	138,274
Annuity	2,682,393	—	—	476,287	234,237	812,467	(83,636)

	$3,840,732	$20,831	$51,694	$778,158	$303,002	$1,041,964	$11,687

Year ended December 31, 2002
Individual life	$461,862	$—	$8,492	$70,289	$29,007	$69,526	$10,703
Individual health	12,993	4,067	5,668	23,670	1,411	9,745	7,742	$21,332
Group life and health	707,964	15,915	27,199	193,529	44,390	139,397	52,262	132,751
Annuity	2,766,068	—	—	969,263	285,752	858,413	404,264

	$3,948,887	$19,982	$41,359	$1,256,751	$360,560	$1,077,081	$474,971

*	Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

Peoples Benefit Life Insurance Company

Reinsurance

(Dollars in Thousands)

SCHEDULE IV

	Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net
Year ended December 31, 2004
Life insurance in force	$9,096,026	$5,012,082	$1,800,618	$5,884,562	31%

Premiums:
Individual life	$74,758	$13,938	$8,138	$68,958	12%
Individual health	18,297	222	255	18,330	1%
Group life and health	135,993	20,434	88,801	204,360	43%
Annuity	629,378	—	13	629,391	0%

	$858,426	$34,594	$97,207	$921,039	11%

Year ended December 31, 2003
Life insurance in force	$7,740,015	$3,570,162	$2,222,407	$6,392,260	35%

Premiums:
Individual life	$73,577	$9,375	$13,905	$78,107	18%
Individual health	18,982	301	2,517	21,198	12%
Group life and health	138,274	21,361	85,653	202,566	42%
Annuity	476,267	—	20	476,287	0%

	$707,100	$31,037	$102,095	$778,158	13%

Year ended December 31, 2002
Life insurance in force	$5,780,232	$1,917,658	$3,052,776	$6,915,350	44%

Premiums:
Individual life	$64,218	$4,639	$10,710	$70,289	15%
Individual health	21,332	534	2,872	23,670	12%
Group life and health	132,751	21,822	82,600	193,529	43%
Annuity	828,957	—	140,306	969,263	14%

	$1,047,258	$26,995	$236,488	$1,256,751	19%

FINANCIAL STATEMENTS

Peoples Benefit Life Insurance Company

Separate Account IV - Vanguard Variable Annuity Plan

Year Ended December 31, 2004

Peoples Benefit Life Insurance Company

Separate Account IV - Vanguard Variable Annuity Plan

Financial Statements

Year Ended December 31, 2004

Report of Independent Registered Public Accounting Firm

The Board of Directors and Contract Owners

of the Vanguard Variable Annuity Plan,

Peoples Benefit Life Insurance Company

We have audited the accompanying statements of assets and liabilities of Peoples Benefit Life Insurance Company Separate Account IV (comprised of the Money Market, Total Bond Market Index, Balanced, Equity Index, Growth, Equity Income, International, High Yield Bond, Small Company Growth, Mid-Cap Index, Short-Term Investment Grade, Diversified Value, REIT Index, Total Stock Market Index Portfolio and Capital Growth Portfolio subaccounts), which are available for investment by contract owners of the Vanguard Variable Annuity Plan, as of December 31, 2004, and the related statements of operations and changes in net assets for the periods indicated thereon. These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the mutual funds’ transfer agents. We believe that our audits provide a reasonable basis for our opinion.

1

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts of Peoples Benefit Life Insurance Company Separate Account IV which are available for investment by contract owners of the Vanguard Variable Annuity Plan at December 31, 2004, and the results of their operations and changes in their net assets for the periods indicated thereon, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young, LLP

Des Moines, Iowa

January 31, 2005

2

Peoples Benefit Life Insurance Company

Separate Account IV - Vanguard Variable Annuity Plan

Statements of Assets and Liabilities

December 31, 2004

	Money Market Subaccount	Total Bond Market Index Subaccount	Balanced Subaccount	Equity Index Subaccount	Growth Subaccount
Assets
Investment in securities:
Number of shares	636,957,731.540	40,981,139.239	45,919,909.203	38,523,231.618	28,141,521.530

Cost	$636,957,733	$451,833,372	$722,781,873	$997,183,805	$685,488,329

Investments in mutual funds, at net asset value	$636,957,732	$470,463,478	$855,028,709	$1,089,822,222	$328,411,556
Receivable for units sold	226	3	—	4	—

Total assets	636,957,958	470,463,481	855,028,709	1,089,822,226	328,411,556

Liabilities
Payable for units redeemed	—	—	7	—	6

	$636,957,958	$470,463,481	$855,028,702	$1,089,822,226	$328,411,550

Net Assets:
Deferred annuity contracts terminable by owners	$636,957,958	$470,463,481	$855,028,702	$1,089,822,226	$328,411,550

Total net assets	$636,957,958	$470,463,481	$855,028,702	$1,089,822,226	$328,411,550

Accumulation units outstanding	387,051,782	19,493,290	21,725,512	27,570,980	17,186,617

Accumulation unit value	$1.645666	$24.134637	$39.355975	$39.527874	$19.108563

See accompanying notes.

3

Peoples Benefit Life Insurance Company

Separate Account IV - Vanguard Variable Annuity Plan

Statements of Assets and Liabilities

December 31, 2004

	Equity Income Subaccount	International Subaccount	High Yield Bond Subaccount
Assets
Investment in securities:
Number of shares	20,500,832.196	27,397,791.185	23,068,453.926

Cost	$369,754,135	$383,008,754	$194,068,993

Investments in mutual funds, at net asset value	$398,741,186	$415,076,536	$208,077,454
Receivable for units sold	6	—	6

Total assets	398,741,192	415,076,536	208,077,460

Liabilities
Payable for units redeemed	—	6	—

	$398,741,192	$415,076,530	$208,077,460

Net Assets:
Deferred annuity contracts terminable by owners	$398,741,192	$415,076,530	$208,077,460

Total net assets	$398,741,192	$415,076,530	$208,077,460

Accumulation units outstanding	12,115,592	20,581,369	12,600,575

Accumulation unit value	$32.911408	$20.167586	$16.513330

See accompanying notes.

4

Peoples Benefit Life Insurance Company

Separate Account IV - Vanguard Variable Annuity Plan

Statements of Assets and Liabilities

December 31, 2004

	Small Company Growth Subaccount	Mid-Cap Index Subaccount	Short-Term Investment Grade Subaccount	Diversified Value Subaccount
Assets
Investment in securities:
Number of shares	28,486,168.458	24,048,788.171	30,101,962.076	25,482,788.729

Cost	$483,797,607	$315,220,354	$316,517,397	$282,301,263

Investments in mutual funds, at net asset value	$554,910,562	$391,273,784	$319,682,837	$345,291,787
Receivable for units sold	9	—	—	6

Total assets	554,910,571	391,273,784	319,682,837	345,291,793

Liabilities
Payable for units redeemed	—	5	10	—

	$554,910,571	$391,273,779	$319,682,827	$345,291,793

Net Assets:
Deferred annuity contracts terminable by owners	$554,910,571	$391,273,779	$319,682,827	$345,291,793

Total net assets	$554,910,571	$391,273,779	$319,682,827	$345,291,793

Accumulation units outstanding	19,702,466	19,778,514	24,368,075	23,564,482

Accumulation unit value	$28.164524	$19.782769	$13.118920	$14.653061

See accompanying notes.

5

Peoples Benefit Life Insurance Company

Separate Account IV - Vanguard Variable Annuity Plan

Statements of Assets and Liabilities

December 31, 2004

	REIT Index Subaccount	Total Stock Market Index Portfolio Subaccount	Capital Growth Portfolio Subaccount
Assets
Investment in securities:
Number of shares	14,558,781.071	8,141,900.734	8,973,738.332

Cost	$205,594,917	$194,965,233	$113,367,014

Investments in mutual funds, at net asset value	$292,485,912	$232,858,361	$135,234,237
Receivable for units sold	5	6	—

Total assets	292,485,917	232,858,367	135,234,237

Liabilities
Payable for units redeemed	—	—	3

	$292,485,917	$232,858,367	$135,234,234

Net Assets:
Deferred annuity contracts terminable by owners	$292,485,917	$232,858,367	$135,234,234

Total net assets	$292,485,917	$232,858,367	$135,234,234

Accumulation units outstanding	11,782,196	16,523,223	9,051,828

Accumulation unit value	$24.824398	$14.092793	$14.939992

See accompanying notes.

6

Peoples Benefit Life Insurance Company

Separate Account IV - Vanguard Variable Annuity Plan

Statements of Operations

Year Ended December 31, 2004, Except as Noted

	Money Market Subaccount	Total Bond Market Index Subaccount	Balanced Subaccount	Equity Index Subaccount
Net investment income (loss)
Income:
Dividends	$8,354,680	$24,229,828	$18,753,329	$13,548,264
Expenses:
Administrative, mortality and expense risk charge	1,991,316	1,394,524	2,318,508	3,144,784

Net investment income (loss)	6,363,364	22,835,304	16,434,821	10,403,480

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	794,421	—	26,709,435
Proceeds from sales	167,159,675	62,248,432	20,861,374	75,219,248
Cost of investments sold	167,159,675	58,649,725	17,132,901	56,484,608

Net realized capital gains (losses) on investments	—	4,393,128	3,728,473	45,444,075

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	(1)	28,228,355	69,751,621	43,448,322
End of period	(1)	18,630,106	132,246,836	92,638,417

Net change in unrealized appreciation/depreciation of investments	—	(9,598,249)	62,495,215	49,190,095

Net realized and unrealized capital gains (losses) on investments	—	(5,205,121)	66,223,688	94,634,170

Increase (decrease) in net assets from operations	$6,363,364	$17,630,183	$82,658,509	$105,037,650

See accompanying notes.

7

Peoples Benefit Life Insurance Company

Separate Account IV - Vanguard Variable Annuity Plan

Statements of Operations

Year Ended December 31, 2004, Except as Noted

	Growth Subaccount	Equity Income Subaccount	International Subaccount	High Yield Bond Subaccount
Net investment income (loss)
Income:
Dividends	$1,508,622	$8,113,056	$3,668,073	$14,951,038
Expenses:
Administrative, mortality and expense risk charge	993,549	1,085,231	971,660	610,820

Net investment income (loss)	515,073	7,027,825	2,696,413	14,340,218

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	40,910,516	—	—
Proceeds from sales	45,715,713	16,639,697	9,007,902	50,944,275
Cost of investments sold	84,785,622	14,249,072	8,883,387	54,376,158

Net realized capital gains (losses) on investments	(39,069,909)	43,301,141	124,515	(3,431,883)

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	(416,982,365)	33,818,532	(24,466,518)	9,000,924
End of period	(357,076,773)	28,987,051	32,067,782	14,008,461

Net change in unrealized appreciation/depreciation of investments	59,905,592	(4,831,481)	56,534,300	5,007,537

Net realized and unrealized capital gains (losses) on investments	20,835,683	38,469,660	56,658,815	1,575,654

Increase (decrease) in net assets from operations	$21,350,756	$45,497,485	$59,355,228	$15,915,872

See accompanying notes.

8

Peoples Benefit Life Insurance Company

Separate Account IV - Vanguard Variable Annuity Plan

Statements of Operations

Year Ended December 31, 2004, Except as Noted

	Small Company Growth Subaccount	Mid-Cap Index Subaccount	Short-Term Investment Grade Subaccount	Diversified Value Subaccount
Net investment income (loss)
Income:
Dividends	$444,148	$2,773,800	$9,981,855	$4,160,134
Expenses:
Administrative, mortality and expense risk charge	1,536,723	1,003,916	974,274	784,793

Net investment income (loss)	(1,092,575)	1,769,884	9,007,581	3,375,341

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	—	—	—
Proceeds from sales	44,793,630	15,428,089	50,241,601	1,180,518
Cost of investments sold	33,643,143	13,872,242	47,024,664	984,070

Net realized capital gains (losses) on investments	11,150,487	1,555,847	3,216,937	196,448

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	10,088,229	16,038,385	10,068,227	15,119,814
End of period	71,112,955	76,053,430	3,165,440	62,990,524

Net change in unrealized appreciation/depreciation of investments	61,024,726	60,015,045	(6,902,787)	47,870,710

Net realized and unrealized capital gains (losses) on investments	72,175,213	61,570,892	(3,685,850)	48,067,158

Increase (decrease) in net assets from operations	$71,082,638	$63,340,776	$5,321,731	$51,442,499

See accompanying notes.

9

Peoples Benefit Life Insurance Company

Separate Account IV - Vanguard Variable Annuity Plan

Statements of Operations

Year Ended December 31, 2004, Except as Noted

	REIT Index Subaccount	Total Stock Market Index Portfolio Subaccount(1)	Capital Growth Portfolio Subaccount(1)
Net investment income (loss)
Income:
Dividends	$6,674,906	$610,618	$115,578
Expenses:
Administrative, mortality and expense risk charge	719,941	548,831	274,744

Net investment income (loss)	5,954,965	61,787	(159,166)

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	4,425,753	610,618	252,170
Proceeds from sales	34,846,455	7,644,392	2,581,979
Cost of investments sold	25,525,091	6,122,067	2,015,390

Net realized capital gains (losses) on investments	13,747,117	2,132,943	818,759

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	43,356,118	17,141,097	6,822,092
End of period	86,890,995	37,893,128	21,867,223

Net change in unrealized appreciation/depreciation of investments	43,534,877	20,752,031	15,045,131

Net realized and unrealized capital gains (losses) on investments	57,281,994	22,884,974	15,863,890

Increase (decrease) in net assets from operations	$63,236,959	$22,946,761	$15,704,724

See accompanying notes.

10

Peoples Benefit Life Insurance Company

Separate Account IV - Vanguard Variable Annuity Plan

Statements of Changes in Net Assets

Years Ended December 31, 2004 and 2003, Except as Noted

	Money Market Subaccount		Total Bond Market Index Subaccount
	2004	2003	2004	2003
Operations
Net investment income (loss)	$6,363,364	$5,674,925	$22,835,304	$26,199,752
Net realized capital gains (losses) on investments	—	—	4,393,128	9,432,672
Net change in unrealized appreciation/ depreciation of investments	—	—	(9,598,249)	(16,044,398)

Increase (decrease) in net assets from operations	6,363,364	5,674,925	17,630,183	19,588,026

Contract transactions
Net contract purchase payments	138,989,042	138,000,711	28,034,526	25,174,581
Transfer payments from (to) other subaccounts or general account	(100,418,043)	(233,336,305)	(43,177,964)	(123,916,949)
Contract terminations, withdrawals, and other deductions	(90,415,375)	(115,377,484)	(17,363,593)	(24,968,824)
Contract maintenance charges	(247,142)	(337,202)	(172,710)	(225,780)

Increase (decrease) in net assets from contract transactions	(52,091,518)	(211,050,280)	(32,679,741)	(123,936,972)

Net increase (decrease) in net assets	(45,728,154)	(205,375,355)	(15,049,558)	(104,348,946)

Net assets:
Beginning of the period	682,686,112	888,061,467	485,513,039	589,861,985

End of the period	$636,957,958	$682,686,112	$470,463,481	$485,513,039

See accompanying notes.

11

Peoples Benefit Life Insurance Company

Separate Account IV - Vanguard Variable Annuity Plan

Statements of Changes in Net Assets

Years Ended December 31, 2004 and 2003, Except as Noted

	Balanced Subaccount		Equity Index Subaccount
	2004	2003	2004	2003
Operations
Net investment income (loss)	$16,434,821	$16,374,599	$10,403,480	$10,060,388
Net realized capital gains (losses) on investments	3,728,473	1,207,757	45,444,075	33,007,017
Net change in unrealized appreciation/ depreciation of investments	62,495,215	99,878,543	49,190,095	185,620,621

Increase (decrease) in net assets from operations	82,658,509	117,460,899	105,037,650	228,688,026

Contract transactions
Net contract purchase payments	54,251,220	34,130,460	44,995,256	34,093,058
Transfer payments from (to) other subaccounts or general account	23,443,513	32,395,887	(53,496,293)	22,603,339
Contract terminations, withdrawals, and other deductions	(33,514,748)	(27,552,698)	(40,214,747)	(38,185,939)
Contract maintenance charges	(279,665)	(264,106)	(437,064)	(432,671)

Increase (decrease) in net assets from contract transactions	43,900,320	38,709,543	(49,152,848)	18,077,787

Net increase (decrease) in net assets	126,558,829	156,170,442	55,884,802	246,765,813

Net assets:
Beginning of the period	728,469,873	572,299,431	1,033,937,424	787,171,611

End of the period	$855,028,702	$728,469,873	$1,089,822,226	$1,033,937,424

See accompanying notes.

12

Peoples Benefit Life Insurance Company

Separate Account IV - Vanguard Variable Annuity Plan

Statements of Changes in Net Assets

Years Ended December 31, 2004 and 2003, Except as Noted

	Growth Subaccount		Equity Income Subaccount
	2004	2003	2004	2003
Operations
Net investment income (loss)	$515,073	$233,887	$7,027,825	$6,495,045
Net realized capital gains (losses) on investments	(39,069,909)	(25,182,245)	43,301,141	1,850,724
Net change in unrealized appreciation/ depreciation of investments	59,905,592	96,891,399	(4,831,481)	57,189,394

Increase (decrease) in net assets from operations	21,350,756	71,943,041	45,497,485	65,535,163

Contract transactions
Net contract purchase payments	12,375,777	10,843,391	16,260,527	11,669,824
Transfer payments from (to) other subaccounts or general account	(37,534,478)	(8,440,876)	8,398,320	5,700,851
Contract terminations, withdrawals, and other deductions	(14,061,003)	(11,135,813)	(13,107,203)	(13,862,732)
Contract maintenance charges	(169,972)	(193,683)	(152,132)	(147,733)

Increase (decrease) in net assets from contract transactions	(39,389,676)	(8,926,981)	11,399,512	3,360,210

Net increase (decrease) in net assets	(18,038,920)	63,016,060	56,896,997	68,895,373

Net assets:
Beginning of the period	346,450,470	283,434,410	341,844,195	272,948,822

End of the period	$328,411,550	$346,450,470	$398,741,192	$341,844,195

See accompanying notes.

13

Peoples Benefit Life Insurance Company

Separate Account IV - Vanguard Variable Annuity Plan

Statements of Changes in Net Assets

Years Ended December 31, 2004 and 2003, Except as Noted

	International Subaccount		High Yield Bond Subaccount
	2004	2003	2004	2003
Operations
Net investment income (loss)	$2,696,413	$2,108,065	$14,340,218	$11,917,129
Net realized capital gains (losses) on investments	124,515	(4,084,458)	(3,431,883)	(5,649,558)
Net change in unrealized appreciation/ depreciation of investments	56,534,300	68,479,984	5,007,537	23,983,976

Increase (decrease) in net assets from operations	59,355,228	66,503,591	15,915,872	30,251,547

Contract transactions
Net contract purchase payments	24,891,167	14,512,810	11,175,938	14,630,943
Transfer payments from (to) other subaccounts or general account	64,229,653	22,209,024	(37,242,283)	24,903,141
Contract terminations, withdrawals, and other deductions	(10,632,679)	(9,732,376)	(7,243,725)	(7,723,165)
Contract maintenance charges	(129,760)	(101,390)	(77,893)	(81,719)

Increase (decrease) in net assets from contract transactions	78,358,381	26,888,068	(33,387,963)	31,729,200

Net increase (decrease) in net assets	137,713,609	93,391,659	(17,472,091)	61,980,747

Net assets:
Beginning of the period	277,362,921	183,971,262	225,549,551	163,568,804

End of the period	$415,076,530	$277,362,921	$208,077,460	$225,549,551

See accompanying notes.

14

Peoples Benefit Life Insurance Company

Separate Account IV - Vanguard Variable Annuity Plan

Statements of Changes in Net Assets

Years Ended December 31, 2004 and 2003, Except as Noted

	Small Company Growth Subaccount		Mid-Cap Index Subaccount
	2004	2003	2004	2003
Operations
Net investment income (loss)	$(1,092,575)	$(1,088,743)	$1,769,884	$1,290,792
Net realized capital gains (losses) on investments	11,150,487	4,740,299	1,555,847	5,131,066
Net change in unrealized appreciation/ depreciation of investments	61,024,726	130,336,749	60,015,045	66,706,313

Increase (decrease) in net assets from operations	71,082,638	133,988,305	63,340,776	73,128,171

Contract transactions
Net contract purchase payments	26,812,401	18,360,407	22,554,785	15,502,934
Transfer payments from (to) other subaccounts or general account	(25,425,274)	35,845,187	8,715,003	11,467,488
Contract terminations, withdrawals, and other deductions	(16,312,461)	(14,053,576)	(10,929,573)	(11,090,302)
Contract maintenance charges	(223,640)	(198,276)	(147,619)	(122,298)

Increase (decrease) in net assets from contract transactions	(15,148,974)	39,953,742	20,192,596	15,757,822

Net increase (decrease) in net assets	55,933,664	173,942,047	83,533,372	88,885,993

Net assets:
Beginning of the period	498,976,907	325,034,860	307,740,407	218,854,414

End of the period	$554,910,571	$498,976,907	$391,273,779	$307,740,407

See accompanying notes.

15

Peoples Benefit Life Insurance Company

Separate Account IV - Vanguard Variable Annuity Plan

Statements of Changes in Net Assets

Years Ended December 31, 2004 and 2003, Except as Noted

	Short-Term Investment Grade Subaccount		Diversified Value Subaccount
	2004	2003	2004	2003
Operations
Net investment income (loss)	$9,007,581	$7,497,789	$3,375,341	$3,036,301
Net realized capital gains (losses) on investments	3,216,937	2,621,780	196,448	(99,320)
Net change in unrealized appreciation/ depreciation of investments	(6,902,787)	(1,512,887)	47,870,710	40,078,446

Increase (decrease) in net assets from operations	5,321,731	8,606,682	51,442,499	43,015,427

Contract transactions
Net contract purchase payments	27,944,233	26,642,057	24,747,799	10,735,195
Transfer payments from (to) other subaccounts or general account	11,075,792	29,485,442	76,791,396	22,946,726
Contract terminations, withdrawals, and other deductions	(14,560,436)	(12,893,296)	(8,594,446)	(7,151,465)
Contract maintenance charges	(108,330)	(107,236)	(113,922)	(76,327)

Increase (decrease) in net assets from contract transactions	24,351,259	43,126,967	92,830,827	26,454,129

Net increase (decrease) in net assets	29,672,990	51,733,649	144,273,326	69,469,556

Net assets:
Beginning of the period	290,009,837	238,276,188	201,018,467	131,548,911

End of the period	$319,682,827	$290,009,837	$345,291,793	$201,018,467

See accompanying notes.

16

Peoples Benefit Life Insurance Company

Separate Account IV - Vanguard Variable Annuity Plan

Statements of Changes in Net Assets

Years Ended December 31, 2004 and 2003, Except as Noted

	REIT Index Subaccount		Total Stock Market Index Portfolio Subaccount
	2004	2003	2004	2003(1)
Operations
Net investment income (loss)	$5,954,965	$5,510,268	$61,787	$(163,637)
Net realized capital gains (losses) on investments	13,747,117	7,355,956	2,132,943	74,117
Net change in unrealized appreciation/ depreciation of investments	43,534,877	39,594,547	20,752,031	17,141,097

Increase (decrease) in net assets from operations	63,236,959	52,460,771	22,946,761	17,051,577

Contract transactions
Net contract purchase payments	19,871,836	15,258,531	33,014,094	14,255,830
Transfer payments from (to) other subaccounts or general account	(3,497,925)	18,236,164	50,849,045	99,696,905
Contract terminations, withdrawals, and other deductions	(8,825,712)	(7,553,230)	(3,662,178)	(1,194,247)
Contract maintenance charges	(99,375)	(82,995)	(73,357)	(26,063)

Increase (decrease) in net assets from contract transactions	7,448,824	25,858,470	80,127,604	112,732,425

Net increase (decrease) in net assets	70,685,783	78,319,241	103,074,365	129,784,002

Net assets:
Beginning of the period	221,800,134	143,480,893	129,784,002	—

End of the period	$292,485,917	$221,800,134	$232,858,367	$129,784,002

See accompanying notes.

17

Peoples Benefit Life Insurance Company

Separate Account IV - Vanguard Variable Annuity Plan

Statements of Changes in Net Assets

Years Ended December 31, 2004 and 2003, Except as Noted

	Capital Growth Portfolio Subaccount
	2004	2003(1)
Operations
Net investment income (loss)	$(159,166)	$(65,594)
Net realized capital gains (losses) on investments	818,759	107,587
Net change in unrealized appreciation/ depreciation of investments	15,045,131	6,822,092

Increase (decrease) in net assets from operations	15,704,724	6,864,085

Contract transactions
Net contract purchase payments	13,062,783	3,649,807
Transfer payments from (to) other subaccounts or general account	57,719,163	41,192,738
Contract terminations, withdrawals, and other deductions	(2,173,634)	(737,655)
Contract maintenance charges	(37,310)	(10,467)

Increase (decrease) in net assets from contract transactions	68,571,002	44,094,423

Net increase (decrease) in net assets	84,275,726	50,958,508

Net assets:
Beginning of the period	50,958,508	—

End of the period	$135,234,234	$50,958,508

See accompanying notes.

18

Peoples Benefit Life Insurance Company

Separate Account IV - Vanguard Variable Annuity Plan

Notes to Financial Statements

December 31, 2004

1. Organization and Summary of Significant Accounting Policies

Organization

Peoples Benefit Life Insurance Company Separate Account IV (the Mutual Fund Account) is a segregated investment account of Peoples Benefit Life Insurance Company (PBL), an indirect wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

The Mutual Fund Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. The Mutual Fund Account consists of fifteen investment subaccounts. Activity in these fifteen investment subaccounts is available to contract owners of the Vanguard Variable Annuity Plan.

Subaccount Investment by Fund:

Vanguard Variable Insurance Fund:

Money Market Portfolio	Small Company Growth Portfolio
Total Bond Market Index Portfolio	Mid-Cap Index Portfolio
Balanced Portfolio	Short-Term Investment Grade Portfolio
Equity Index Portfolio	Diversified Value Portfolio
Growth Portfolio	REIT Index Portfolio
Equity Income Portfolio	Total Stock Market Index Portfolio
International Portfolio	Capital Growth Portfolio
High Yield Bond Portfolio

Each period reported on reflects a full twelve month period except as follows:

Subaccount	Inception Date
Total Stock Market Index Portfolio	May 1, 2003
Capital Growth Portfolio	May 1, 2003

The following Portfolio name changes were made effective during the fiscal year ended December 31, 2004.

Portfolio	Formerly
Short-Term Investment Grade Portfolio	Short-Term Corporate Portfolio

19

Peoples Benefit Life Insurance Company

Separate Account IV - Vanguard Variable Annuity Plan

Notes to Financial Statements

December 31, 2004

1. Organization and Summary of Significant Accounting Policies (continued)

Investments

Net purchase payments received by the Mutual Fund Account for the Vanguard Variable Annuity Plan are invested in the portfolios of the Series Fund, as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2004.

Realized capital gains and losses from sales of shares in the Series Fund are determined on a first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from the investments in the Series Fund are included in the Statements of Operations.

Dividend Income

Dividends received from the Series Fund investments are reinvested to purchase additional mutual fund shares.

20

Peoples Benefit Life Insurance Company

Separate Account IV - Vanguard Variable Annuity Plan

Notes to Financial Statements

December 31, 2004

2. Investments

The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2004 were as follows:

	Purchases	Sales
Vanguard Variable Insurance Fund:
Money Market Portfolio	$121,431,298	$167,159,675
Total Bond Market Index Portfolio	53,198,419	62,248,432
Balanced Portfolio	81,196,522	20,861,374
Equity Index Portfolio	63,179,323	75,219,248
Growth Portfolio	6,841,120	45,715,713
Equity Income Portfolio	75,977,545	16,639,697
International Portfolio	90,062,700	9,007,902
High Yield Bond Portfolio	31,896,519	50,944,275
Small Company Growth Portfolio	28,552,071	44,793,630
Mid-Cap Index Portfolio	37,390,569	15,428,089
Short-Term Investment Grade Portfolio	83,600,446	50,241,601
Diversified Value Portfolio	97,386,676	1,180,518
REIT Index Portfolio	52,675,993	34,846,455
Total Stock Market Index Portfolio	88,444,398	7,644,392
Capital Growth Portfolio	71,245,987	2,581,979

21

Peoples Benefit Life Insurance Company

Separate Account IV - Vanguard Variable Annuity Plan

Notes to Financial Statements

December 31, 2004

3. Accumulation Units Outstanding

A summary of changes in accumulation units outstanding follows:

	Money Market Subaccount	Total Bond Market Index Subaccount	Balanced Subaccount	Equity Index Subaccount	Growth Subaccount
Units outstanding at January 1, 2003	548,718,211	26,333,127	19,375,463	28,177,944	19,945,003
Units purchased	84,669,557	1,093,150	1,047,655	1,092,675	654,882
Units redeemed and transferred	(214,528,527)	(6,526,817)	114,053	(374,626)	(1,213,003)

Units outstanding at December 31, 2003	418,859,241	20,899,459	20,537,171	28,895,993	19,386,882
Units purchased	84,809,842	1,182,588	1,475,556	1,222,585	678,835
Units redeemed and transferred	(116,617,301)	(2,588,757)	(287,215)	(2,547,598)	(2,879,100)

Units outstanding at December 31, 2004	387,051,782	19,493,290	21,725,512	27,570,980	17,186,617

	Equity Income Subaccount	International Subaccount	High Yield Bond Subaccount	Small Company Growth Subaccount	Mid-Cap Index Subaccount
Units outstanding at January 1, 2003	11,624,483	14,605,025	12,487,825	18,658,500	17,736,638
Units purchased	452,670	1,003,538	1,013,202	850,453	1,114,715
Units redeemed and transferred	(342,560)	765,753	1,277,468	856,456	(191,330)

Units outstanding at December 31, 2003	11,734,593	16,374,316	14,778,496	20,365,409	18,660,023
Units purchased	537,456	1,381,270	702,401	1,055,142	1,294,475
Units redeemed and transferred	(156,457)	2,825,783	(2,880,322)	(1,718,085)	(175,984)

Units outstanding at December 31, 2004	12,115,592	20,581,369	12,600,575	19,702,466	19,778,514

22

Peoples Benefit Life Insurance Company

Separate Account IV - Vanguard Variable Annuity Plan

Notes to Financial Statements

December 31, 2004

3. Accumulation Units Outstanding (continued)

	Short-Term Investment Grade Subaccount	Diversified Value Subaccount	REIT Index Subaccount	Total Stock Market Index Portfolio Subaccount(1)	Capital Growth Portfolio Subaccount(1)
Units outstanding at January 1, 2003	19,080,984	14,095,344	10,158,711	—	—
Units purchased	2,096,067	990,409	927,830	1,234,789	307,982
Units redeemed and transferred	1,318,073	1,390,247	539,353	9,098,748	3,692,062

Units outstanding at December 31, 2003	22,495,124	16,476,000	11,625,894	10,333,537	4,000,045
Units purchased	2,117,935	1,878,094	936,366	2,540,376	957,708
Units redeemed and transferred	(244,984)	5,210,388	(780,064)	3,649,310	4,094,075

Units outstanding at December 31, 2004	24,368,075	23,564,482	11,782,196	16,523,223	9,051,828

23

Peoples Benefit Life Insurance Company

Separate Account IV - Vanguard Variable Annuity Plan

Notes to Financial Statements

December 31, 2004

4. Financial Highlights

The Mutual Fund Account offers various death benefit options, which have differing fees that are charged against the contract owner’s account balance. The charges are discussed in more detail in the individual’s policy. Differences in the fee structures for these units result in different unit values, expense ratios, and total returns.

Effective with the 2001 annual financial statements, the Mutual Fund Account has presented the following disclosures required by AICPA Audit and Accounting Guide for Investment Companies.

Subaccount	Year Ended	Units	Unit Fair Value	Net Assets	Investment Income Ratio*	Expense Ratio**	Total Return***
Money Market
	12/31/2004	387,051,782	$1.65	$636,957,958	1.26%	0.30%	0.97%
	12/31/2003	418,859,241	1.63	682,686,112	1.01	0.30	0.71
	12/31/2002	548,718,212	1.62	888,061,467	1.70	0.30	1.38
	12/31/2001	565,875,491	1.60	903,357,976	4.21	0.37	3.96
Total Bond Market Index
	12/31/2004	19,493,290	24.13	470,463,481	5.22	0.30	3.89
	12/31/2003	20,899,459	23.23	485,513,039	5.08	0.30	3.71
	12/31/2002	26,333,128	22.40	589,861,985	3.71	0.30	7.93
	12/31/2001	23,530,729	20.75	488,367,432	1.36	0.37	7.89
Balanced
	12/31/2004	21,725,512	39.36	855,028,702	2.43	0.30	10.95
	12/31/2003	20,537,171	35.47	728,469,873	2.93	0.30	20.09
	12/31/2002	19,375,463	29.54	572,299,431	3.77	0.30	(7.06)
	12/31/2001	18,322,257	31.78	582,299,710	0.00	0.37	4.06
Equity Index
	12/31/2004	27,570,980	39.53	1,089,822,226	1.30	0.30	10.47
	12/31/2003	28,895,993	35.78	1,033,937,424	1.44	0.30	28.08
	12/31/2002	28,177,943	27.94	787,171,611	1.72	0.30	(22.37)
	12/31/2001	29,786,367	35.99	1,071,922,240	0.00	0.37	(12.34)
Growth
	12/31/2004	17,186,617	19.11	328,411,550	0.46	0.30	6.93
	12/31/2003	19,386,882	17.87	346,450,470	0.38	0.30	25.75
	12/31/2002	19,945,003	14.21	283,434,410	0.48	0.30	(36.12)
	12/31/2001	23,720,668	22.25	527,699,537	0.00	0.37	(32.08)
Equity Income
	12/31/2004	12,115,592	32.91	398,741,192	2.25	0.30	12.98
	12/31/2003	11,734,593	29.13	341,844,195	2.53	0.30	24.07
	12/31/2002	11,624,483	23.48	272,948,822	2.94	0.30	(14.07)
	12/31/2001	11,746,434	27.32	320,957,026	0.00	0.37	(3.87)

24

Peoples Benefit Life Insurance Company

Separate Account IV - Vanguard Variable Annuity Plan

Notes to Financial Statements

December 31, 2004

4. Financial Highlights (continued)

Subaccount	Year Ended		Units	Unit Fair Value	Net Assets	Investment Income Ratio*	Expense Ratio**	Total Return***
International
	12/31/2004		20,581,369	20.17	415,076,530	1.14	0.30	19.06
	12/31/2003		16,374,316	16.94	277,362,921	1.31	0.30	34.47
	12/31/2002		14,605,025	12.60	183,971,262	2.48	0.30	(17.52)
	12/31/2001		14,987,672	15.27	228,894,832	0.00	0.37	(18.91)
High Yield Bond
	12/31/2004		12,600,575	$16.51	$208,077,460	7.32%	0.30%	8.20%
	12/31/2003		14,778,496	15.26	225,549,551	6.22	0.30	16.52
	12/31/2002		12,487,825	13.10	163,568,804	5.88	0.30	1.20
	12/31/2001		11,873,634	12.94	153,673,948	2.15	0.37	2.89
Small Company Growth
	12/31/2004		19,702,466	28.16	554,910,571	0.09	0.30	14.95
	12/31/2003		20,365,409	24.50	498,976,907	0.02	0.30	40.65
	12/31/2002		18,658,500	17.42	325,034,860	0.85	0.30	(24.30)
	12/31/2001		19,007,465	23.01	437,422,499	0.00	0.37	5.22
Mid-Cap Index
	12/31/2004		19,778,514	19.78	391,273,779	0.83	0.30	19.95
	12/31/2003		18,660,023	16.49	307,740,407	0.83	0.30	33.66
	12/31/2002		17,736,638	12.34	218,854,414	0.85	0.30	(14.96)
	12/31/2001		16,067,539	14.51	233,147,939	0.00	0.37	(0.89)
Short-Term Investment Grade
	12/31/2004		24,368,075	13.12	319,682,827	3.09	0.30	1.76
	12/31/2003		22,495,124	12.89	290,009,837	3.01	0.30	3.24
	12/31/2002		19,080,984	12.49	238,276,188	2.51	0.30	5.91
	12/31/2001		11,126,768	11.79	131,190,088	1.20	0.37	7.44
Diversified Value
	12/31/2004		23,564,482	14.65	345,291,793	1.60	0.30	20.10
	12/31/2003		16,476,000	12.20	201,018,467	2.27	0.30	30.73
	12/31/2002		14,095,344	9.33	131,548,911	2.00	0.30	(14.52)
	12/31/2001		13,972,923	10.92	152,561,266	0.00	0.37	0.36
REIT Index
	12/31/2004		11,782,196	24.82	292,485,917	2.77	0.30	30.12
	12/31/2003		11,625,894	19.08	221,800,134	3.53	0.30	35.08
	12/31/2002		10,158,711	14.12	143,480,893	3.08	0.30	3.16
	12/31/2001		6,432,731	13.69	88,069,462	2.55	0.37	11.75
Total Stock Market Index Portfolio
	12/31/2004		16,523,223	14.09	232,858,367	0.34	0.30	40.93
	12/31/2003	(1)	10,333,537	12.56	129,784,002	0.00	0.30	25.59

25

Peoples Benefit Life Insurance Company

Separate Account IV - Vanguard Variable Annuity Plan

Notes to Financial Statements

December 31, 2004

4. Financial Highlights (continued)

Subaccount	Year Ended		Units	Unit Fair Value	Net Assets	Investment Income Ratio*	Expense Ratio**	Total Return***
Capital Growth Portfolio
	12/31/2004		9,051,828	14.94	135,234,234	0.13	0.30	49.40
	12/31/2003	(1)	4,000,045	12.74	50,958,508	0.00	0.30	27.39

*	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Series Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Series Fund in which the subaccounts invest.
**	These ratios represent the annualized contract expenses of the Mutual Fund Account, consisting primarily of mortality and expense charges. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Series Fund are excluded.
***	These amounts represent the total return for the period indicated, including changes in the value of the underlying Series Fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

26

Peoples Benefit Life Insurance Company

Separate Account IV - Vanguard Variable Annuity Plan

Notes to Financial Statements

December 31, 2004

5. Administrative, Mortality, and Expense Risk Charge

An annual charge is deducted from the unit values of the subaccounts of the Mutual Fund Account for PBL’s assumption of certain mortality and expense risks incurred in connection with the contract. The charge is assessed daily based on the combined net assets of the Series Fund attributable to the Mutual Fund Account and Separate Account B of AUSA Life Insurance Company, Inc. (AUSA), an affiliate of PBL. An annual charge of .20%, .25% or .32% (depending on the death benefit selected) is assessed.

An administrative charge of .10% annually is deducted from the unit values of the subaccounts of the Mutual Fund Account. This charge is assessed daily by PBL, based on the net assets of the Series Fund attributable to the Mutual Fund Account and Separate Account B of AUSA. Additionally, an annual maintenance fee of $25 per contract is charged for contracts valued at less than $25,000 at the time of initial purchase and on the last business day of each year. The maintenance fee is deducted proportionately from the contract’s accumulated value. These deductions represent reimbursement to Vanguard for the costs expected to be incurred for issuing and maintaining each contract and the Mutual Fund Account.

6. Income Taxes

Operations of the Mutual Fund Account form a part of PBL, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code). The operations of the Mutual Fund Account are accounted for separately from other operations of PBL for purposes of federal income taxation. The Mutual Fund Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from PBL. Under existing federal income tax laws, the income of the Mutual Fund Account is not taxable to PBL, as long as earnings are credited under the variable annuity contracts.

7. Dividend Distributions

Dividends are not declared by the Mutual Fund Account, since the increase in the value of the underlying investment in the Funds is reflected daily in the accumulation unit price used to calculate the equity value within the Mutual Fund Account. Consequently, a dividend distribution by the underlying Funds does not change either the accumulation unit price or equity values within the Mutual Fund Account.

27